PACIFIC ADMIRAL VUL  PROSPECTUS MAY 1, 2023

Pacific Admiral VUL is a flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company (“Pacific Life”) through the Pacific Select Exec Separate Account of Pacific Life.

● Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

● Variable means the Policy’s value depends on the performance of the Investment Options you choose.

● Universal life insurance means you can accumulate cash value and the Policy provides a Death Benefit to the Beneficiary you choose.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Policy value, plus any Policy charges and fees deducted, less Policy Debt. You should review this prospectus, or consult with your life insurance producer, for additional information about the specific cancellation terms that apply.

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy. The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

Where To Go For More Information back cover

SPECIAL TERMS

In this prospectus, you or your mean the policyholder or Owner. Pacific Life, we, us or our refer to Pacific Life Insurance Company. Policy means a Pacific Admiral VUL variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your life insurance producer or call us at (800) 347-7787.

1 – Year High Cap Plus Indexed Account – an account that is part of our General Account. We credit interest on the indexed account, in part, based on any positive change in an Index. This account offers a guaranteed participation rate of 100%, a 15% guaranteed minimum growth cap, and a 0% guaranteed interest rate. This account is called “1 Year Indexed Account 6” in your Policy.

1 – Year Indexed Account – an account that is part of our General Account. We credit interest on the indexed account, in part, based on any positive change in an Index. This account offers a guaranteed participation rate of 100%, a 2% guaranteed minimum growth cap, and a 0% guaranteed interest rate. This account is called “1 Year Indexed Account” in your Policy.

1 – Year No Cap Indexed Account – an account that is part of our General Account. We credit interest on the indexed account, in part, based on any positive change in an Index. This account offers a guaranteed participation rate of 20%, has no growth cap but is subject to a threshold rate (guaranteed to be no more than 10%) that reduces the index growth rate added, and a 0% guaranteed interest rate. This account is called “1-Year Indexed Account 4” in your Policy.

(See the INDEXED FIXED OPTIONS section in this prospectus for a summary table of the differences between the various Indexed Accounts.)

Accounts – consist of the Fixed Accounts, the Variable Accounts, the Indexed Accounts, and the Standard Loan Account, each of which may be referred to as an Account.

Account Additions – will increase the Fixed Account Value, Variable Account Value, and/or the Indexed Account Value based on your allocation instructions, except Additional Credits attributed to the Fixed Options will be added proportionately to the Fixed Options and Additional Credits attributed to the Variable Options will be added proportionately to the Variable Options. Account Additions may consist of Premium payments, loan repayments, and any applicable Additional Credits.

Account Deductions – treated as a proportionate deduction from the Fixed and Variable Account Value until each have been reduced to zero. Any remaining deductions will be deducted proportionately from each Segment Value across all segments in the Indexed Accounts. In lieu of the above and at our sole discretion, we may make available the option for the Owner(s) to select the Fixed or Variable Accounts and amounts where the Account Deductions are taken from. Call us to confirm that this option is available.

Accumulated Value – the total amount of your Policy’s Variable Account Value, Fixed Account Value, Indexed Account Value and the Standard Loan Account Value, on any Business Day.

Additional Credit – Beginning at the 10th Policy year, at our discretion and on a non-guaranteed basis, we may credit the Accumulated Value with an additional amount. The additional amount, if any, will be credited no less frequently than annually as an Account Addition. Once credited, the additional amount is nonforfeitable except indirectly due to any Surrender Charge.

Age – the Insured’s age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Alternate Loan– a loan (available through the Alternate Loan Rider 2) that is secured by the Designated Account Value (the loan amount secured remains in designated Indexed Accounts). The Amount you may borrow is determined, in part, by how much of your Accumulated Value is allocated to the designated Indexed Accounts.

Alternate Loan Value– the sum of the value of all Alternate Loans taken minus any Alternate Loan repayments

Alternate Policy Debt –the amount necessary to repay any Alternate Loan in full. It is equal to the Alternate Loan Value plus any accrued Alternate Loan Interest Charged.

Basic Face Amount – is the sum of the Face Amounts of all Basic Life Coverage Layers on the Insured. The Face Amount of the initial Basic Life Coverage is shown in the Policy Specifications.

Basic Life Coverage – is insurance Coverage on the Insured provided by this Policy as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. Certain Riders may provide life insurance Coverage, but such amounts are not included in the Basic Life Coverage.

Basic Life Coverage Layer – is a layer of insurance coverage on the Insured. There may be one or more Basic Life Coverage Layers created at issue. In addition, each increase in Basic Face Amount will create a new Basic Life Coverage Layer. Each Basic Life

Coverage Layer has its own Face Amount, Risk Class, Coverage Layer Date, and set of charges. Initial amounts will be shown in the Policy Specifications and any additional coverage layers added after issue will be shown in the Supplemental Schedule of Coverage.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Division are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is also called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – is used in determining Policy charges, interest credited, features of the Indexed Accounts, and depends on a number of factors, including but not limited to the Death Benefit, Basic Face Amount and Face Amount, Coverage Layer, Policy Date, Policy duration, premiums paid, source of premium, Policy ownership structure, underwriting type, the Age and Risk Class of the Insured(s), requested or scheduled additions or increases of Coverage Layers, and the presence of optional Riders and benefits.

Closing Value – the value of the Index as of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time. If no closing value is published for a given day, we will use the closing value for the next day for which closing value is published.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Coverage Layer – is insurance coverage on the Insured provided by this Policy or insurance Coverage on the Insured under an optional Rider. Generally, increases in the Basic Face Amount under the Policy or additional life insurance coverage added by a Rider are referred to as a “Coverage Layer”.

Coverage Layer Date – is the effective date of a particular Coverage Layer and is the date used to determine Coverage Layer months, years and anniversaries. The Coverage Layer Date for the initial Coverage Layer is the Policy Date as shown in the Policy Specifications.

Cutoff Date – 4:00 p.m. Eastern time, two Business Days before the Segment Start Date.

Death Benefit – the amount which is payable on the date of the Insured's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured's death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Designated Account – an Indexed Account that we have classified as a Designated Account for the purposes of securing an Alternate Loan. We may add or remove Designated Accounts , at our discretion. See Changes to Designated Accounts below for additional information.

Designated Account Value – the sum of the Segment Values for all Segments in each Designated Account.

Designated Amount – the amount you instruct us to allocate to an Indexed Fixed Option. We will only transfer the Designated Amount (or such lesser amount if Policy charges have been deducted, or if you have taken a withdrawal or Standard Loan) to an Indexed Fixed Option on a Segment Start Date. Any interest earned on the Designated Amount while it is allocated to the Fixed Account will not be transferred to an Indexed Fixed Option on a Segment Start Date.

Evidence of Insurability – is information, including medical information, satisfactory to us that is used to determine insurability and the Insured’s Risk Class, subject to our approval and issue limits.

Face Amount – the amount of insurance Coverage on the Insured provided by the Policy Coverage or Rider Coverage, as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. The Face Amount is subject to increase or decrease as provided elsewhere in the Policy.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us. This account may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account.

Fixed Account Value – the total amount of your Policy’s value allocated to the Fixed Accounts.

Fixed LT Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us. This account may earn a higher declared interest rate but has stricter allocation rules than the Fixed Account.

Fixed Options – Investment Options that are part of our General Account and that consist of one or more Fixed Accounts available under this Policy. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net Premiums and Accumulated Value under the Policy may be allocated to one or more Fixed Accounts.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Free Look Transfer Date – the day we transfer Accumulated Value from the Fidelity® VIP Government Money Market Variable Account to the Investment Options you chose.

Fund – one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Grace Period – a 61-day period, beginning on the date we send you, and anyone to whom you have assigned your Policy, notice that your Policy’s Accumulated Value less Total Policy Debt is insufficient to pay the Monthly Deduction. The Grace Period gives you 61 days in which to pay sufficient premium to keep your Policy In Force and prevent your Policy from lapsing.

Growth Cap – the maximum total interest rate for a Segment over the Segment Term, as described in the Indexed Fixed Options, including both Minimum Segment Guaranteed Interest Rate and the Segment Indexed Interest Rate.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of hypothetical future Policy benefits based on the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit Option, premium payments, any Rider requested, and historical or hypothetical gross rate(s) of return.

Index – The Standard & Poor’s 500® Composite Stock Price Index, excluding dividends (“S&P 500®”).

Index Growth Rate – a rate that represents the change in value (up or down) of an Index over a certain period. We use this rate to help determine what amount may be credited as interest to an Indexed Account.

Numerically, the Index Growth Rate is (b ÷ a) – 1, where:

a = The Closing Value of the Index as of the day before the beginning of the Segment Term; and

b = The Closing Value of the Index as of the day before the end of the Segment Term.

Indexed Threshold Rate – a rate subtracted from the Index Growth Rate and is used to determine the Segment Indexed Interest Rate. The Indexed Threshold Rate is guaranteed not to exceed 10% and only applies to the 1-Year No-Cap Indexed Account.

Indexed Account – an account that is part of our General Account. We credit interest, in part, on any positive change in an index. Currently, there are three Indexed Accounts – the 1-Year Indexed Account, the 1-Year High Cap Plus Indexed Account, and the 1-Year No Cap Indexed Account.

Indexed Account Value – the total amount of your Policy’s Accumulated Value allocated to the Indexed Accounts. The Indexed Account Value will not include Segment Indexed Interest for any Segments that have not reached Segment Maturity.

Indexed Fixed Option Value – the sum of the Segment Values for all Segments in the Indexed Fixed Options.

Indexed Fixed Options – Investment Options that are part of our General Account and that consist of one or more Indexed Accounts available under this Policy. The Indexed Accounts available as of the Policy Date are the 1-Year Indexed Account, 1-Year High Cap Plus Indexed Account, and 1-Year No Cap Indexed Account.

In Force – means a Policy is in effect and provides a Death Benefit on the Insured.

In Proper Form – is when we will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. In Proper Form may require, among other things, a notarized signature or some other proof of authenticity that is required for us to act on a Written Request. We do not generally require such proof, but we may ask for proof if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your life insurance producer if you have questions about the In Proper Form requirement for a request.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, any available Fixed Options, any available Indexed Fixed Options, or any additional investment options that may be added.

Lockout Period – a 12-month period of time during which you may not make any transfers into the Indexed Fixed Options. A Lockout Period begins any time a deduction is taken from the Indexed Fixed Options as a result of a Standard Loan or withdrawal that is not part of a Systematic Distribution Program.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code. The Minimum Death Benefit is equal to the Minimum Death Benefit Percentage multiplied by the cash surrender value as determined under applicable tax law.

Minimum Death Benefit Percentage – is a factor used to determine the Minimum Death Benefit. This factor will depend on the Death Benefit Qualification Test that you have chosen. The Minimum Death Benefit Percentages as of the Policy Date are shown in the Policy Specifications.

Minimum Segment Guaranteed Interest Rate – the minimum annual rate that is added to each Index Segment on a monthly basis (annual rate divided by 12).

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Deduction – an amount that is deducted monthly from your Policy’s Accumulated Value on the Monthly Payment Date until the Monthly Deduction End Date. See the YOUR POLICY’S ACCUMULATED VALUE – Monthly Deductions section in this prospectus for more information.

Monthly Deduction End Date – is the date when Monthly Deductions end as shown in the Policy Specifications. This date is the Policy Anniversary when the Insured attains age 121.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Accumulated Value – the Accumulated Value less any TotalPolicy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0008295, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any TotalPolicy Debt.

Net Premium – premium paid less any premium load deducted.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners. See the POLICY BASICS – Owners, the Insured, and Beneficiaries section in this prospectus for more information.

Participation Rate – the percentage of the Index Growth Rate used to calculate the Segment Indexed Interest Rate.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date upon which life insurance coverage under the Policy becomes effective. The Policy date is used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Specifications – summarizes information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary and ends on the day before the next Policy Anniversary.

Premium Band – the amount used to determine any surplus premium load that may apply for premium paid that is greater than the Premium Band amount.

Riders – provide extra benefits, some at additional cost. Any optional Rider which offers additional life insurance Coverage on the Insured will have an initial Face Amount and any increase may also referred to as a “Coverage Layer”.

Risk Class – is determined during the underwriting process and is used to determine certain Policy charges. The Risk Class of each Insured is shown in the Policy Specifications. The Risk Class of each Insured for any additional coverage added after issue will be shown in the Supplemental Schedule of Coverage.

Segment – a portion of your Accumulated Value in an Indexed Fixed Option. We create a Segment when Accumulated Value is transferred from the Fixed Account to an Indexed Fixed Option.

Segment Guaranteed Interest – the interest we credit daily to each Segment in the 1-Year Indexed Account, 1-Year High Cap Plus Indexed Account, and 1-Year No Cap Indexed Account from the Segment Start Date to the Segment Maturity at an annual rate equal to 0% for the Indexed Fixed Options.

Segment Indexed Interest – additional interest may be credited to the Segment at the end of the Segment Term based on the performance of the Index.

Segment Indexed Interest Rate – this is the rate that will be applied to a Segment at the end of a certain period after adjustment for any Participation Rate, any Growth Cap limits, or any reduction by a Threshold Rate. The specific calculation for each Indexed Account is described below.

The Segment Indexed Interest Rate for the 1-Year Indexed Account and the 1-Year High Cap Plus Indexed Account reflects any growth in the Index, multiplied by the Participation Rate, subject to the Growth Cap, that exceeds the Minimum Segment Guaranteed Interest Rate. It is equal to [the lesser of (a × b) and c] - d, but not less than zero where:

a = Index Growth Rate

b = Participation Rate

c = Growth Cap

d = Minimum Segment Guaranteed Interest Rate

The Segment Indexed Interest Rate for the 1-Year No Cap Indexed Account reflects any growth in the Index less the Indexed Threshold Rate multiplied by the Participation Rate that exceeds the Minimum Segment Guaranteed Interest Rate. It is equal to [(a-b) x c] - d, but not less than zero where:

a = Index Growth Rate

b = Indexed Threshold Rate

c = Participation Rate

d = Minimum Segment Guaranteed Interest Rate

Segment Maturity – the end of the Segment Term and the date we calculate any Segment Indexed Interest and credit it to the Segment.

Segment Maturity Value – the value of the Segment at Segment Maturity, including any Segment Indexed Interest.

Segment Start Dates – the dates on which transfers into the Indexed Fixed Options may occur, generally the 15th of each month as shown in your Policy Specifications. We use a Segment Start Date to determine Segment months and Segment years.

Segment Term – a one-year period beginning on the Segment Start Date and ending on the Segment Maturity date.

Segment Value – the amount transferred to an Indexed Fixed Option from the Fixed Account on the Segment Start Date. After the Segment Start Date, the Segment Value equals a + b - c + d where:

a = The Segment Value as of the previous day;

b = The Segment Guaranteed Interest since the previous day;

c = Any Segment Deductions since the previous day; and

d = Any Segment Indexed Interest credited only at Segment Maturity.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Standard Loan – a loan taken under the Policy and secured by the Policy Accumulated Value amount transferred to the Standard Loan Account.

Standard Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Standard Loans.

Standard Loan Account Value – the total amount of your Policy’s Accumulated Value allocated to the Standard Loan Account.

Standard Policy Debt – the amount necessary to repay any Standard Loan in full. It is equal to the Standard Loan Account plus any accrued loan interest charge.

Supplemental Schedule of Coverage – is the written notice we will provide you reflecting certain changes made to your Policy after the Policy Date.

Surrender Charge – a charge that will apply for the first 10 Policy years for the initial Basic Coverage Layer and the initial Annual Renewable Term Rider layer, if any, that reduces the Policy’s Accumulated Value if you surrender your Policy. Each subsequent increase in coverage will result in an additional Basic Coverage Layer that have their own surrender charges that apply for 10 Policy years.

Systematic Distribution Program – a program of periodic distribution that we designate, which includes periodic distribution of the Policy’s Accumulated Value through Policy loans and withdrawals while the Insured is alive and the Policy is In Force.

Total Face Amount – the sum of all Basic Face Amounts and the Face Amounts of any Riders providing life insurance coverage on the Insured, unless specifically excluded. The Total Face Amount is used in determining the Death Benefit under this Policy and the initial Total Face Amount is shown on the cover of your Policy or subsequent Supplemental Schedule of Coverage.

Total Interest Credited – the sum of Segment Indexed Interest plus Segment Guaranteed Interest that we credit to a Segment within the Indexed Fixed Options.

Total Policy Debt- is equal to the sum of any Standard Policy Debt plus any Alternate Policy Debt.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding underlying Fund.

Variable Account Value – the total amount of your Policy’s Accumulated Value allocated to the Variable Accounts.

Variable Investment Option (“Variable Option”) – a Variable Account available under this Policy that is part of the Separate Account.

When the Policy is In Force – this Policy is In Force as of the Policy Date, subject to your acceptance of the delivered Policy and payment of the initial premium.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us at our Administrative Office In Proper Form, containing information we need to act on the request. Written Request includes an electronic request provided in a form acceptable to us.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you surrender your Policy within the first 10 years of any Basic Life Coverage Layer added to the Policy (each Basic Life Coverage Layer will have its own 10-year period from the date it went into effect) you will be assessed a surrender charge of up to a maximum of 5.722% ($57.22) per $1,000 of Basic Face Amount plus any face amount added at Policy issue by the Annual Renewable Term Rider. This charge will vary based on upon the individual characteristics of the Insured and other options chosen.

For example, if you surrender your Policy within the first 10 years of Policy issue, you could pay a surrender charge up to $5,722 on a $100,000 of Basic Face Amount.

Fee Tables Surrendering Your Policy
Transaction Charges

In addition to surrender charges, you may also be charged for other transactions. These other charges may include charges for each premium paid, withdrawal charge for partial withdrawals, transfer fees for transfers among the Investment Options, Illustration request fee, unscheduled face amount increases for certain riders, and for requests to increase certain benefits under an optional rider.

Fee Tables Deductions From Your Premiums Making Withdrawals
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, including charges on any Policy loan and such fees and expenses (excluding Policy loan charges) are set based on characteristics of the Insured (e.g. age, sex, and rating classification). Please review the Policy Specifications page of your Policy for rates applicable to your Policy.

You will also bear expenses associated with the Funds you choose under the Policy, as shown in the following table:

Fee Tables Monthly Deductions Appendix: Funds Available Under the Policy
	ANNUAL FEE	MINIMUM	MAXIMUM

FEES AND EXPENSES			LOCATION IN PROSPECTUS
Investment Options (Fund fees and expenses)	0.08%[1]	0.72%[1]

1 As a percentage of Fund assets.

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a death benefit. This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Withdrawals are not allowed in the first Policy Year.

Surrender charges apply for up to 10 years for each Basic Life Coverage Layer added to the Policy and any withdrawals may be subject to income tax. If there is a reduction in the Face Amount of a Basic Life Coverage layer, including decreases due to withdrawals, the surrender charge for the effected Basic Life Coverage Layer will not change.

Principal Risks of Investing in the Policy Surrendering Your Policy
Risks Associated with Investment Options

An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Policy (e.g. Funds).

Each Investment Option (including any Fixed Option or Indexed Fixed Option) will have its own unique risks.

You should review, working with your life insurance producer, the Investment Options before making an investment decision.

Principal Risks of Investing in the Policy Investment Options - Fixed Options Investment Options - Indexed Fixed Options Appendix: Funds Available Under the Policy
Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including any Fixed Option or Indexed Fixed Option), guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling us at (800) 347-7787 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Policy About Pacific Life
Policy Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means no death benefit will be paid. There are costs associated with reinstating a lapsed Policy.

Principal Risks of Investing in the Policy Lapsing and Reinstatement

RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Transfers between Investment Options are limited to 25 each calendar year. Any transfers to or from the Fixed Account or Fixed LT Account will be counted towards the 25 allowed each calendar year unless part of a transfer program (for example, the first year transfer service) or the transfer is from the Fixed Account to an Indexed Fixed Option. Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. Additional Fund transfer restrictions apply. There is a $25 fee per transfer in excess of 12 transfers per Policy Year. We do not currently impose this charge.

Under the Fixed Options, there are frequency, amount and/or percentage limits on the amount that may be transferred into or out of the Fixed Options. These limits are significantly more restrictive than those that apply to transfers into or out of the Variable Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to the Variable Investment Options. Additional Fixed Option transfer restrictions apply.

Under the Indexed Fixed Options, once a Segment is created, you cannot transfer out of a Segment until the end of the Segment Term. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, if the withdrawal or loan was not part of a systematic distribution program, you will not be able to transfer into an Indexed Fixed Option for a 12-month period. Additional Indexed Fixed Option transfer restrictions apply.

Certain Funds may stop accepting additional investments into their Fund or may liquidate a Fund. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options.

Transferring Among Investment Options and Market-Timing Restrictions Transfer Services Indexed Fixed Options Appendix: Funds Available Under the Policy
Optional Benefits

We offer several optional benefits in the form of a rider to the Policy. These riders can only be selected at Policy issue, may have an additional charge and could be subject to conditions to exercise or underwriting. Your selection of certain optional Riders may result in restrictions on some Policy benefits. Not all riders are available in every state. We may stop offering an optional benefit at any time for new Policy purchases. If you purchased the Flexible Duration No-Lapse Guarantee Rider, at initial purchase and during the entire time that you own this Rider, you must allocate 100% of the Accumulated Value among the allowable Investment Options as indicated under the APPENDIX: FUNDS AVAILABLE UNDER THIS POLICY – Allowable Investment Options section in this prospectus.

Optional Riders and Benefits Appendix: Funds Available Under the Policy

TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan.

Variable Life Insurance and Your Taxes

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Some life insurance producers may receive compensation for selling this Policy to you in the form of commissions, additional cash compensation, and non-cash compensation. We may also provide additional payments in the form of cash, other special compensation or reimbursement of expenses to the life insurance producer’s selling broker dealer. These life insurance producers may have a financial incentive to offer or recommend this Policy over another investment.

Distribution Arrangements
Exchanges

Some life insurance producers may have a financial incentive to offer you a new policy in place of the one you already own.

You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

Policy Exchanges Distribution Arrangements

OVERVIEW OF THE POLICY

Purpose

This primary purpose of the Policy is to provide life insurance protection and flexibility for premium payments, the death benefit, and investment selections to meet your specific life insurance needs. This Policy may be appropriate if you are looking to provide a death benefit for family members or others. Discuss with your life insurance producer whether this Policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if this Policy is right for you. Also, before you purchase this Policy, you may request a personalized illustration of your hypothetical future benefits under the Policy based on your personal characteristics (e.g. age and risk class), Face Amount of your Policy, Death Benefit Option, Death Benefit Qualification Test, planned premium, any Rider requested, and historical or hypothetical gross rate(s) of return.

Premiums

After you pay the first premium payment, the Policy gives you the flexibility to choose the amount and frequency of your additional premium payments within certain limits. You may schedule your premium payments, referred to as planned premium, on an annual, semi-annual, quarterly, or monthly basis. You are not required to pay any planned premiums. However, payment of insufficient premiums may result in a lapse of the Policy. There is no guarantee that your Policy will not lapse even if you pay your planned premium. Your Policy will lapse if the Accumulated Value, less Total Policy Debt, is not enough to cover the monthly charge on the day we make the deduction. If this occurs, your Policy will enter its Grace Period. The Grace Period is 61 days from the date we send you a notice that explains the sufficient amount to pay to keep your Policy In Force. During the Grace Period, your Policy will remain In Force and continue to provide a death benefit. If sufficient premium has not been made within the Grace Period, your Policy will lapse. You should consider a periodic review of your coverage with your life insurance producer. This Policy offers riders that provide no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse Guarantee Rider and the Flexible Duration No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus. Also see the YOUR POLICY’S ACCUMULATED VALUE - Lapsing and Reinstatement section in this prospectus.

Your net premium payments may be allocated to Variable Investment Options (each of which invests in a corresponding Fund), Fixed Options which provide a guaranteed minimum interest rate, and/or Indexed Fixed Options which may credit interest based on the performance of an underlying Index.

Additional information about the Funds is provided in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus.

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Policy Features

Death Benefit

While the Policy is In Force, we will pay death benefit proceeds to the Beneficiary upon the death of the Insured. The death benefit proceeds equal the death benefit plus any additional benefit provided by a rider less any outstanding loan or unpaid Policy charges. You may choose between three Death Benefit Options:

● Option A – the Total Face Amount of the Policy,

● Option B – the Total Face Amount of the Policy plus the Accumulated Value, or

● Option C – the Total Face Amount of the Policy plus the total premiums that have been paid, less any withdrawals or distributions that reduce your Accumulated Value.

Policy charges vary depending on which Death Benefit Option or Death Benefit Qualification Test is selected.

Withdrawals

You can withdraw part of the Accumulated Value starting on your Policy’s first anniversary (no withdrawals may be made during the first year of the Policy). Each withdrawal must be at least $200 and after a withdrawal, the remaining Accumulated Value less any loan amount must be at least $500. Making a withdrawal may have tax consequences, increase the risk of the Policy lapsing, and reduce Policy values and the Death Benefit. Withdrawals may also be subject to a charge of $25 per withdrawal, but we are not currently imposing this charge. Withdrawals from an Indexed Account may result in a Lockout Period where no transfers into an Indexed Account can occur for a 12-month period.

Surrender

You can surrender your Policy at any time while the Insured is alive. Any outstanding loan, loan interest, or surrender charge will be deducted and surrender proceeds will be paid in a single lump sum check. Upon surrender, you will have no life insurance coverage or benefits under this Policy. The surrender proceeds, or a portion of, may be subject to tax reporting. Please consult your tax advisor for further details.

Loans

You can borrow money from us any time after the Free Look Transfer Date to gain access to the Accumulated Value in the Policy. The maximum amount available to borrow is less than 100% of your Accumulated Value. There are two loan types that are available. The Standard Loan under your Policy and the Alternate Loan available by rider. The minimum amount you can borrow is $200 for a Standard Loan and $200 for an Alternate Loan. Loans may have tax consequences.

A Standard Loan is available based on the Accumulated Value allocated to any of the Investment Options (including the Indexed Accounts). An Alternate Loan is only available based on the Accumulated Value allocated to certain Indexed Accounts (referred to as Designated Accounts for Alternate Loan purposes) and is not available until Policy Year 3. Standard Loans using the Accumulated Value in an Indexed Account may result in a Lockout Period where no transfers into an Indexed Account can occur for a 12-month period.

When you borrow money from us under a Standard Loan, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow which is due on your Policy Anniversary. The Accumulated Value set aside to secure your loan is transferred to a Standard Loan Account which earns interest daily. Taking out a loan, whether or not you repay it, will affect the growth of you Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options, will not be available to pay any Policy charges, may increase the risk of the Policy lapsing, and could reduce the amount of the Death Benefit. When you borrow money from us under an Alternate Loan, we use the Accumulated Value in certain Indexed Accounts but the amount borrowed remains in the Indexed Accounts. We keep track of the amount borrowed as Alternate Loan Value and there is no interest earned for the amount tracked by that value. However, you pay interest on the amount you borrow which is due on your Policy Anniversary.

Optional Benefits

The Policy offers the following Investment Option transfer services at no additional cost: dollar cost averaging, portfolio rebalancing, first year transfer, Fixed Option interest sweep, and the Scheduled Indexed Transfer program. You may only participate in one transfer service at any time. You can find additional information about the transfer services in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus.

The Policy offers several riders (some for an additional charge) that provide supplemental benefits under the Policy. Your life insurance producer can help you determine if any of these riders are suitable for you. These riders may not be available in all states. Any charges associated with each rider are presented in the FEE TABLES section in this prospectus.

Riders available are:

Alternate Loan Rider 2	Premier Living Benefits Rider
Annual Renewable Term Rider	Premier Living Benefits Rider 2
Annual Renewable Term Rider – Additional Insured	Premier LTC Rider
Conversion Rider	Scheduled Annual Renewable Term Rider
Flexible Duration No-Lapse Guarantee Rider	Short-Term No-Lapse Guarantee Rider
Minimum Indexed Benefit Rider	Terminal Illness Rider
Overloan Protection 3 Rider

You can find additional information about the riders in the OTHER BENEFITS AVAILABLE UNDER THE POLICY and OPTIONAL RIDERS AND BENEFITS sections in this prospectus.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, or transfer Accumulated Value between Investment Options.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)
Basic premium load	Upon receipt of premium[4]	6.90% of basic premium
Surplus premium load	Upon receipt of premium that exceeds the Premium band amount[4]	20.00% of surplus premium
Internal premium load	Upon receipt of a replacement or conversion of a policy you have with us4	6.90% of internal premium
Maximum surrender charge[1]	Upon full surrender of the Policy a Surrender Charge applies for 10 years from each Basic Life Coverage Layer[2].	$57.22 per $1,000 of Basic Face Amount plus at issue Annual Renewable Term Rider Face Amount
Withdrawal charge (including any withdrawals under the Automated Income Program)[3]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[3]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year
Illustration request[3]	Upon request of Policy illustration in excess of 1 per year	$25 per request
Annual Renewable Term Rider (Unscheduled Face Amount increase)[3]	Upon effective date of requested Face Amount increase	$100 per request
Annual Renewable Term Rider – Additional Insured[3]	Upon effective date of the addition of a covered person	$100 per request
Terminal Illness Rider Processing Charge[3]	Upon approval of specific request	$100 per request

1 The surrender charge is based on the Age and Risk Class of the Insured, the Face Amount of the effected Coverage Layer(s), as well as the Death Benefit Option you choose. If there is a reduction in the Face Amount of a Basic Life Coverage Layer, including decreases due to withdrawals, the surrender charge for the effected Basic Life Coverage Layer will not change. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Layer. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

2 While there is no surrender charge on Annual Renewable Term Rider Coverage, the at-issue Annual Renewable Term Rider Coverage layer Face Amount is used in the calculation of the initial surrender charge. Each Basic Face Amount increase will have a corresponding Surrender Charge related to the amount of the increase and will be apply for 10 years from Coverage Layer issue. Annual Renewable Term Rider Face Amount increases will not have a corresponding Surrender Charge.

3 We currently do not impose this charge.

4 If an internal transfer occurs between two variable universal life policies you have with us in connection with a transfer or exchange offer by Pacific Life or Pacific Select Distributors, LLC (our distributor), including pursuant to a conversion or split option rider, the amount transferred will not incur any Premium Load (which includes basic, surplus, and internal premium loads). Premium loads will apply (basic and surplus) on new Policy for additional premium added at issue or after the initial premium paid. In addition, the internal transfer will not incur a surrender charge on any amount transferred from the old policy to purchase the new policy. Any surrender charge applicable to the new policy will continue to apply under the terms of the new policy.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charges:
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.01–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.01–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured

Maximum guaranteed charge during Policy Year 1 is $0.22 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]

Current charge during Policy Year 1 is $0.08 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]

Administrative charge[1]
Maximum guaranteed and current charge	Monthly Payment Date	$10.00
Asset charge[1]
Maximum guaranteed charge Current charge	Monthly Payment Date	Maximum guaranteed charge is 0.36% annually (0.03% monthly) of unloaned Accumulated Value Current charge is 0.15% annually (0.0125% monthly) of unloaned Accumulated Value
Indexed Fixed Option charge[1] Maximum guaranteed charge Current charge	Monthly Payment Date

Maximum guaranteed charge is 3% annually (0.25% monthly) of Accumulated Value allocated to the 1-Year High Cap Plus Indexed Account)

Current charge is 3% annually (0.25% monthly) of Accumulated Value allocated to the 1-Year High Cap Plus Indexed Account)

Coverage charge[1,4]
Minimum and Maximum guaranteed charge	Monthly Payment Date, beginning on effective date of each Basic Life Coverage Layer	$24.50 per Policy[9] plus $0.12–$11.62 per $1,000 of Basic Life Coverage Layer
Minimum and Maximum current charges		$24.50 per Policy[9] plus $0.00–$5.25 per $1,000 of Basic Life Coverage Layer, multiplied by a Coverage Charge Factor of 0% to 100%
Charge for a representative Insured

Maximum guaranteed charge during Policy Year 1 is $24.50 per Policy[9] plus $0.88 per $1,000 of Basic Life Coverage Layer for a male standard non-smoker who is Age 45 at Policy issue, with Death Benefit Option A3.

Current charge during Policy Year 1 is $24.50 per Policy[9] plus $0.80 per $1,000 of Basic Life Coverage Layer for a male standard non-smoker who is Age 45 at Policy issue, with Death Benefit Option A3

Optional Benefit Charges[7]:
Standard Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.25% of Policy’s Standard Loan Account balance annually[5]
Alternate Loan Rider 2 Interest charge
Maximum guaranteed charge	Policy Anniversary	Maximum guaranteed rate is 7.50% (0.625% monthly) of the Alternate Loan Value balance annually[6]

Annual Renewable Term Rider
Cost of Insurance[1,2]

Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.01–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charges		$0.01–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.22 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.08 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4,10]
Minimum and Maximum guaranteed charge Minimum and Maximum current charges	Monthly Payment Date	$0.13–$12.20 per $1,000 of Rider Coverage Layer $0.00–$1.73 per $1,000 of Rider Coverage Layer
Charge for a representative Insured

Maximum guaranteed charge during Policy Year 1 is $0.93 per $1,000 of Rider Coverage Layer for a male standard non-smoker who is Age 45 at Policy issue with Death Benefit Option A3

Current charge during Policy Year 1 is $0.09 per $1,000 of Rider Coverage Layer for a male standard non-smoker who is Age 45 at Policy issue with Death Benefit Option A3

Flexible Duration No-Lapse Guarantee Rider
Minimum and Maximum guaranteed charge Minimum and Maximum current charge	Monthly Payment Date	$0.01–$0.33 per $1,000 of Net Amount of Risk $0.01–$0.33 per $1,000 of Net Amount of Risk
Charge for a representative Insured		Maximum guaranteed and current charge is $0.03 per $1,000 of Net Amount At Risk at the end of Policy Year 1 for a male standard non-smoker who is Age 45 at Policy issue[3]
Scheduled Annual Renewable Term Rider
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge Minimum and Maximum current charge	Monthly Payment Date	$0.01–$83.34 per $1,000 of Net Amount At Risk $0.01–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.22 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.03 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4] Minimum and Maximum guaranteed charge Minimum and Maximum current charges		$0.13–$12.20 per $1,000 of Rider Coverage Layer The current Coverage charge for this Rider is $0.00
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.93 per $1,000 of Rider Coverage Layer for a male standard non-smoker who is Age 45 at Policy issue with Death Benefit Option A3
Overloan Protection 3 Rider
Minimum and Maximum guaranteed charge	At exercise of benefit	1.12%–4.52% of Accumulated Value on date of exercise[8]
Charge for a representative Insured		Maximum guaranteed charge for a male standard non-smoker who exercises the Rider at Age 85 is 2.97% of Accumulated Value on date of exercise[3]
Annual Renewable Term Rider–Additional Insured
Minimum and Maximum guaranteed	Monthly Payment Date	$0.01–$83.34 per $1,000 of Rider Face Amount

charge
Minimum and Maximum current charge		$0.01–$83.34 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.12 per $1,000 of Rider Face Amount for a female standard non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.03 per $1,000 of Rider Face Amount for a female standard non-smoker who is Age 45 at Policy issue[3]
Premier LTC Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$1.87 per $1,000 of LTC Net Amount at Risk
Minimum and Maximum current charge		$0.01–$1.15 per $1,000 of LTC Net Amount at Risk
Charge for a representative Insured

Maximum guaranteed charge is $0.20 per $1,000 of LTC NAR for a male, who is Age 45 at Policy Issue[3]

Current charge is $0.07 per $1,000 of LTC NAR for a single male, who is Age 45 at Policy Issue with a 2.0% benefit[3]

1 The charge is not deducted on and after your Policy’s Monthly Deduction End Date.

2 Cost of insurance rates apply uniformly to all members of the same Class and vary based on Age, sex, and Risk Class of the Insured. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized Illustrations. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk.

3 Charges shown for the representative insured may not be typical of the charges you will pay.

4 The Coverage charge rate is based on the Age, sex, and Risk Class of the Insured on the Policy Date or date Rider is effective. It also varies with the Death Benefit Option you choose. Each Coverage Layer will have a corresponding Coverage charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. A decrease in Face Amount will not decrease the applicable Coverage charge for any Coverage Layer. For the current Coverage charge, we use a Coverage Charge Factor which may reduce the amount charged and varies by Policy duration. Ask your life insurance producer for information regarding this charge for your Policy. The Coverage charge for your Policy and the Coverage charge schedule will be stated in the Policy Specifications.

5 In addition to the Standard Loan interest charge, the Standard Loan Account Value that is used to secure Standard Policy Debt will be credited interest at a minimum of 2.00% to help offset the Standard Loan interest charge of 2.25%. Standard Loan interest on the Standard Loan Account and Standard Policy Debt accrues daily and any Standard Loan interest that has accrued is due on each Policy Anniversary. Any unpaid Standard Loan interest on each Policy Anniversary will be added to the Standard Loan Account. On each Policy Anniversary, we transfer the excess of the Standard Policy Debt over Standard Loan Account Value from the Investment Options to the Standard Loan Account. If the Standard Loan Account Value is greater than Standard Policy Debt, then such excess is transferred from the Standard Loan Account to the Variable Options or the Fixed Account on a proportionate basis according to your most recent allocation instructions.

6  There is no credited interest on the Alternate Loan Value balance (the amount used to secure the alternate loan); the amount to secure the loan remains in eligible Indexed Accounts (also called Designated Accounts).

7 Riders are described under the OPTIONAL RIDERS AND BENEFITS section in this prospectus. Rider charges are based on the Age and Risk Class (the Overloan Protection 3 Rider also uses sex as a factor) of the person insured under the Rider on the effective date of the Rider. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

8 The charge to exercise the Overloan Protection 3 Rider is shown as a table in your Policy Specifications. The charge varies by the Insured’s sex, Risk Class and Age at the time the Rider is exercised. For more information on this Rider, see the WITHDRAWALS, SURRENDERS AND LOANS – Overloan Protection 3 Rider section in this prospectus.

9 This charge ($24.50 per Policy) applies to the initial Basic Life Coverage Layer only and is not assessed against any additional Basic Life Coverage Layer.

10 A decrease in Face Amount will not decrease its Coverage charge because the Coverage charge is based on the Coverage Layer at issue and the charge is used to recover the expense of issuing the insurance coverage.

The next item shows the minimum and maximum total operating expenses charged by the Fund that you pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.08%	0.72%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss

You can lose money by investing in this Policy, including loss of principal. The Policy is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Unsuitable as Short-Term Savings Vehicle

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a death benefit. This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. No withdrawals may be made during the first year of the Policy. Surrender charges apply for up to 10 years for each Basic Life Coverage Layer added to the Policy and any withdrawals may be subject to income tax. If there is a reduction in the Face Amount of a Basic Life Coverage layer, including decreases due to withdrawals, the surrender charge for the effected Basic Life Coverage Layer will not change. Please discuss your insurance needs and financial objectives with your life insurance producer. Together you can decide if the Policy is right for you. We are a variable life insurance policy provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Policy Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means no death benefit or other benefits will be paid. There are costs associated with reinstating a lapsed Policy. There is no guarantee that your Policy will not lapse even if you pay your planned premium. You should consider a periodic review of your coverage with your life insurance producer.

Before your Policy lapses, there is a Grace Period. The Grace Period gives you 61 days to pay enough additional premium to keep your Policy In Force and to prevent your Policy from lapsing. The 61-day period begins on the date we send notice that your Policy’s Accumulated Value less any Total Policy Debt is not enough to pay the total monthly charge.

The Policy may be eligible for the Short-Term No-Lapse Guarantee Rider that may help prevent the Policy from Lapsing. See the Short-Term No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus.

If the Policy lapses, you have three years from the end of the Grace Period to apply for reinstatement. Evidence of insurability is required when you apply for reinstatement and there is no guarantee that reinstatement will be approved. The costs associated with reinstating a lapsed Policy include sufficient net premium to:

● cover all due and unpaid monthly deductions and loan interest charges that accrued during the Grace Period;

● keep the Policy in force for three months after the date of reinstatement, and

● cover any negative accumulated value if there was a policy loan or other outstanding debt at the time of lapse.

If the Policy is reinstated, the same Risk Class in use at the time of lapse will apply to the reinstated Policy.

Limitations on Access to Accumulated Value through Withdrawals

Withdrawals under the Policy are available starting on the first Policy Anniversary. Each withdrawal must be at least $200. We will not accept a withdrawal request if the withdrawal will cause the Policy to become a Modified Endowment Contract (MEC), unless you have told us in writing that you desire to have your Policy become a MEC. See the Tax Implications section below for additional information on MECs.

Risks Associated with Variable Investment Options

You should consider the Policy’s investment as well as its costs. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Investment Options you have chosen. Each Variable Investment Option will have its own unique risks. The value of each Variable Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. You can lose money by investing in the Policy, including loss of principal. You bear the risk of any Variable Investment Options you choose. You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your life insurance producer or by visiting https://www.pacificlife.com/home/products/life-insurance/variable-universal-life-insurance/prospectuses-and-other-reports.html. No assurance can be given that a Fund will achieve its investment objectives.

Risks Associated with Policy Loans

When you borrow money from your Policy, we use your Policy’s Accumulated Value as security. You pay interest, which accrues at the Loan Account Charge Interest Rate, on the amount you borrow. Accrued interest is due on your Policy Anniversary. The Accumulated Value set aside to secure your loan is transferred to a Loan Account which earns interest daily at the Loan Account Credit Interest Rate. Taking out a loan, whether or not you repay it, will affect the growth of your Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options, will not be available to pay any Policy charges, may increase the risk of the Policy lapsing, and could reduce the amount of the Death Benefit.

Risks Associated with Fixed Options

Under the Fixed Options, there are frequency, amount and/or percentage limits on how much may be transferred from the Fixed Options. These limits are significantly more restrictive than those that apply to transfers out of the Variable Investment Options and it may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to Variable Investment Options. Such restrictions on transfers from the Fixed Options may prevent you from reallocating your Accumulated Value at the times and in the amounts that you desire and may result in lower investment performance than if you allocated to Variable Investment Options. See the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions section in this prospectus.

Risks Associated with Indexed Fixed Options

The value of the Segments in each of the Indexed Fixed Options is based on the way we credit interest to a Segment. We add interest using Segment Index Interest which, in part, is based on any positive change in an external index. There is no guarantee that Segment Indexed Interest will be greater than zero, but it will never be negative. If the underlying Index remains level or declines over a prolonged period of time and we have not credited Segment Index Interest, you may need to increase premium payments to prevent the Policy from lapsing.

Once a Segment is created, you cannot transfer Accumulated Value out of that Segment until the end of the Segment Term. Money may be transferred out for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a systematic distribution program.

We manage our obligation to credit Segment Indexed Interest in part by purchasing call options on the Index and by prospectively adjusting the Participation Rate, Segment Adjustment Factor, and/or Growth Cap (or Indexed Threshold Rate for the 1-Year No Cap Indexed Account) on future Segments to reflect changes in the costs of purchasing such call options (the price of call options varies with market conditions). In certain cases, we may reduce the Participation Rate, Segment Adjustment Factor or the Growth Cap or increase the Indexed Threshold Rate for a future Segment. If we do so, the amount of the Segment Indexed Interest which you may otherwise have received would be reduced. However, we will not change any rates, caps or thresholds below any guaranteed rates.

There is no guarantee that the Index described in this Prospectus will be available during the entire time you own your Policy. If the Index is discontinued or we are unable to utilize it, we may substitute a successor index of our choosing. If we do so, the performance of the new index would differ from the Index. This, in turn, may affect the Segment Indexed Interest you earn. There is no guarantee that we will offer the Indexed Accounts during the entire time you own your Policy. We may discontinue offering one (or more) of the Indexed Accounts at any time. If we discontinue an Indexed Account, you may transfer Indexed Accumulated Value to any other available Indexed Account or to the Fixed Options consistent with your Policy’s investment and transfer restrictions at Segment Maturity. If you do not do so, your Indexed Accumulated Value will be reallocated to the Fixed Account.

An allocation to the Indexed Fixed Options is not equivalent to investing in the underlying stocks comprising the Index. You will have no ownership rights in the underlying stocks comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying stocks comprising the Index. Consequently, the Index and the issuers of the underlying stocks comprising the Index have no involvement with the Policy.

Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including under any Fixed Options or Indexed Fixed Options), guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees.

Tax Implications

We believe the Policy meets the statutory definition of life insurance for federal income tax purposes. We do not know whether the current treatment of life insurance policies under current federal income tax, estate, or gift tax laws will continue. We also do not know if the current interpretations of the laws by the IRS or the courts will remain the same. Also, future legislation may adversely change the tax treatment of life insurance policies.

Death benefits from a life insurance policy may generally be excluded from income under the Tax Code. Also, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn. You may be subject to income tax if you take withdrawals or surrender your Policy, or if your Policy lapses and you have not repaid any outstanding Total Policy Debt. If your Policy becomes a MEC, distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Policy Accumulated Value. For instance, cyber-attacks may interfere with Policy transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Policy due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the Funds available through your Policy. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

POLICY BASICS

Pacific Admiral VUL is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.

When you buy a Pacific Admiral VUL life insurance Policy, you are entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your life insurance producer will assist you in completing your application for the Policy. Your life insurance producer’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. If we approve your application, we will issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. When your Policy is sent to you, you will be asked to sign a policy delivery receipt. For Policy delivery status, check with your life insurance producer.

Our obligations to you under the Policy begin when the Policy is In Force.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your life insurance producer will review them with you no later than when the Policy is delivered. See the HOW PREMIUMS WORK – Your Initial Premium section in this prospectus for more information.

Your Policy will be In Force until one of the following happens:

● The Insured dies,

● The Grace Period expires and your Policy lapses, or

● You surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owner will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your life insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your life insurance producer or legal counsel about designating ownership interests.

The Insured

This Policy insures the life of one person who is Age 90 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

● You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

● You can also name one or more contingent Beneficiaries. If no primary Beneficiaries survive the Insured, then the Death Benefit Proceeds will be distributed to each contingent Beneficiary equally, unless you tell us otherwise.

● You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary (primary or contingent) is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your life insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Policy Date

Your Policy Date

This is the date upon which life insurance coverage under the Policy becomes effective. It is also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your life insurance producer may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your life insurance producer for additional details.

Backdating your Policy

You can have your Policy backdated up to 6 months, as long as we approve it.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.

Re-dating your Policy

Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

● The date your Policy is delivered to you and you paid initial premium, or

● The date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which Coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no Coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

● Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount of all Coverage Layers, the Death Benefit Option, planned premium payments, and any Rider requested. In addition, illustrations may also be requested that show the effect of withdrawals on the death benefit and benefits provided under any Rider requested,

● Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the Fund in which the Variable Account invests.

● Illustrations used for Policy Issue that use a hypothetical gross rate of return up to 12% are available.

● Illustration used after your Policy is In Force use both historical and hypothetical rates.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it with instructions to us or your life insurance producer for a refund. The amount refunded may be more or less than the premium payments you have made and the length of the free look period may vary, depending on the state where you signed your application and the type of policy you purchased.

You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet or on a notice that accompanies it. Generally, the free look period ends 10 days after you receive your Policy, but in some states, the free look is different. See the APPENDIX: STATE LAW VARIATIONS section in this prospectus for a list of state variations to the free look period. Some states may also have a different free look period if you are replacing another life insurance policy. Please call us or your life insurance producer if you have questions about your Free Look Right.

We will allocate any premium payments we receive during the free look period in accordance with the requirements of the state in which your Policy was issued. In states that require us to return all premiums paid, your initial Net Premium will be allocated to the Fidelity VIP Government Money Market Variable Account and will remain there during the entire free look period. At the end of the free look period, your premiums will be allocated to the Investment Options you selected. In states that do not require us to return all premiums paid, your initial Net Premium will be applied to the Investment Options you selected.

If your Policy was issued in a state that requires us to refund your premium, the amount of the refund is the greater of premium payments received during the Free-Look Period or the Policy’s Accumulated Value, plus any Policy charges and fees deducted, less Standard Policy Debt. If your Policy was issued in a state that does not require us to refund your premium, the amount we return to you will include:

● Any charges or taxes we have deducted from your premiums;

● The Net Premiums allocated to the Fixed Options;

● The Accumulated Value allocated to the Variable Investment Options; and

● Any monthly fees and charges we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

The amount of your refund may be more or less than the premium payments you have made, depending on the state in which your Policy was issued. See the APPENDIX: STATE LAW VARIATIONS section in this prospectus for information on which states do or do not require refund of premiums paid.

For free look rights under the Premier LTC Rider, see the OPTIONAL RIDERS AND BENEFITS – Premier LTC Rider – 30-Day Right to Examine section in this Prospectus.

California Policies

For Policies issued in the state of California, the Policy’s free look period is 30 days from date of delivery as of the Policy effective date if:

● An individual Policyowner is Age 60 or older; or

● The Policyowner is either a Guardian, a Custodian or an Individual Trust, and the Insured is age 60 and over.

During the 30-day free look period, we will hold the Net Premiums in the Fidelity® VIP Government Money Market Variable Account. On the day following the end of the 30-day free look period, we will automatically transfer the Accumulated Value in the Fidelity® VIP Government Money Market Variable Account to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus. If you exercise your Free Look Right during the 30-day free look period, we will refund the greater of premium payments received during the Free-Look period or the Policy’s Accumulated Value, plus any Policy charges and fees deducted, less any Standard Policy Debt. You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

● On your application

● In writing any time prior to the end of the 30-day free look period.

If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you have made. Your refund will be calculated as of the day we or your life insurance producer receive your request and the Policy. The refund will be:

● Any charges or taxes we have deducted from your premiums

● The Net Premiums allocated to the Fixed Options

● The Accumulated Value allocated to the Variable Investment Options and the Indexed Fixed Options

● Any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item In Proper Form.

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via list bill, send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: Transactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered In Proper Form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive In Proper Form on a Business Day will be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them In Proper Form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them In Proper Form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by accessing the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

● There is no charge for electronic delivery, although your Internet provider may charge for Internet access.

● You should provide a current e-mail address and notify us promptly when your e-mail address changes.

● You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

● You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

● Electronic delivery will be cancelled if e-mails are returned undeliverable.

● This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please access the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com, or call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request In Proper Form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

● The New York Stock Exchange closes on a day other than a regular holiday or weekend

● Trading on the New York Stock Exchange is restricted

● An emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

● The SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options and the Indexed Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. If we defer payment of surrenders, withdrawals or loans for more than 10 days after we receive your request, we will pay interest at the rate required by the state in which the Policy is delivered, but not less than an annual rate equal to the guaranteed rate payable on the Fixed Options.

Death Benefit Proceeds paid are subject to the conditions and adjustments as described in this section, in the GENERAL INFORMATION ABOUT YOUR POLICY section in this prospectus, and the WITHDRAWALS, SURRENDERS AND LOANS section in this prospectus. Death Benefit Proceeds are paid as a lump sum check. We may make other options available in addition to the single check option. If required by state law, we will pay interest on the Death Benefit Proceeds from the date of death to the date the claim is paid at a rate not less than the rate payable for funds left on deposit that is in effect on the date of death, which will vary by state. If payment of any lump sum Death Benefit Proceeds is delayed more than 31 calendar days after we receive the requirements to pay the claim, we will pay additional interest, if required by state law, at a rate of 10% annually beginning with the 31st calendar day or a lessor percentage as required by applicable state law. Contact us, your life insurance producer, or refer to your Policy or Rider to determine if state specific differences apply. Also see the APPENDIX: STATE LAW VARIATIONS – TIMING OF PAYMENTS, FORMS AND REQUESTS section in this prospectus for states that require different rates.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

● A confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

● A quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Standard Policy Debt and/or Alternate Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

● An annual Policy statement. The report will provide the same information as the quarterly Policy statement (e.g. Accumulated Value, Cash Surrender Value, etc.) but will include a summary of all transactions that have taken place since the last annual Policy statement.

● Supplemental schedules of benefits and planned premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

● Financial statements and related notifications, as required by law, regarding the availability of underlying Fund annual reports, semi-annual reports, and Fund holdings information.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible, preferably within 90 days from the date of the confirmation or statement, to ensure proper accounting to your Policy. When you write us, include your name, Policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access the statements referenced above through the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization

Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. If you wish to receive Documents electronically, you may enroll in this service by accessing the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

By electing this option on the application, you authorize us to accept telephone and electronic instructions for the following transactions:

● Transfers between Investment Options

● Initiate the dollar cost averaging

● Rebalance Variable Investment Options

● Change future premium allocation instructions

● Initiate loans.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Transaction Authorization Form with us.

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint anyone to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

● If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

● We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

● A new Transaction Authorization Form will be required when a registered representative changes to a new Broker-Dealer.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

● We can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

● Neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, costs or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

● You bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

DEATH BENEFITS

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on the portion of any Death Benefit Proceeds that are payable as a lump sum at death. Some Riders and settlement options may affect how the Death Benefit Proceeds are paid, see the OPTIONAL RIDERS AND BENEFITS section in this prospectus for more details.

Your Policy’s Death Benefit depends on three choices you must make:

● The Total Face Amount

● The Death Benefit Option

● The Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

1. The Death Benefit calculated under the Death Benefit Option in effect; or

2. The Minimum Death Benefit according to the Death Benefit Qualification Test that applies to your Policy.

Certain Riders may impact the Policy’s Death Benefit, see the OPTIONAL RIDERS AND BENEFITS section in this prospectus.

Withdrawals and Policy Loans may impact the Policy’s Death Benefit, see the WITHDRAWALS, SURRENDERS AND LOANS section in this prospectus for more details.

The Total Face Amount

The Face Amount of your Policy and any Rider providing Coverage on the Insured is used to determine the Death Benefit as well as certain Policy charges, including the cost of insurance, Coverage charge and surrender charges.

Your Policy’s Total Face Amount is made up of one or more of the following types of Coverage:

1. Basic Face Amount – the Face Amount under the Policy

2. Face Amount under the Annual Renewable Term Rider (ART)

3. Face Amount under the Scheduled Annual Renewable Term Rider (S-ART)

Your Policy must have a Basic Face Amount. You may also select S-ART and ART Coverage at Policy issue. These riders are described in Optional Riders and Benefits.

Each type of Face Amount you select creates a Coverage Layer. Your Policy’s initial amount of insurance Coverage, which you select in your application, is its initial Face Amount. The Policy’s Total Face Amount is the sum of the Face Amounts of all Coverage Layers. The Coverage Layers you select in your application are effective on the Policy Date. You will find your Policy’s Total Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

If you request an increase in Face Amount, a new Coverage Layer will be created, with its own Coverage Layer Date and Policy charges.

If you request a decrease in Face Amount, the Coverage charge will not change and the cost of insurance charge may decrease since the Face Amount decrease may affect the Net Amount At Risk. No surrender charges are imposed on a Face Amount decrease.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we will send you a Supplemental Schedule of Coverage for benefits and premiums.

● You can change the Face Amount as long as the Insured is alive.

● You must send us your Written Request while your Policy is In Force.

● Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

● Changing the Total Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

● If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. Please turn to the WITHDRAWALS, SURRENDERS AND LOANS section in this prospectus for information about making withdrawals.

● We will refuse your request to make the Basic Face Amount less than $1,000.00.

Requesting an Increase in Face Amount

You may request an increase in the Face Amount under the Policy or ART rider. Each increase will create a new Coverage Layer.

Here are some additional things you should know about requesting an increase in the Face Amount under the Policy:

● The Insured must be Age 90 or younger at the time of the increase.

● You must give us satisfactory Evidence of Insurability.

● Each increase you make to the Face Amount must be a minimum of $25,000.

● Each increase in Face Amount may have an associated cost of insurance rate, Coverage charge and may have a surrender charge. Any cost or charge changes will take effect on the next Monthly Payment Date after the Face Amount increase is applied to the Policy. Any increase under the Annual Renewable Term Rider will not have a corresponding surrender charge.

● There is a $100 charge for any unscheduled increases in Face Amount under the ART rider. Currently, we are not imposing the $100 charge.

● We reserve the right to limit Face Amount increases to one per Policy Year.

● A requested increase in Face Amount will terminate the Flexible Duration No-Lapse Guarantee Rider. See the OPTIONAL RIDERS AND BENEFITS – Flexible Duration No-Lapse Guarantee Rider section in this prospectus.

Term Increases in Face Amount

Your Policy may be issued with the Scheduled Annual Renewable Term Rider (S-ART). Under this rider there may be scheduled annual renewable term insurance coverage increases in Face Amount, under the S-ART Rider. In this Rider, a scheduled increase is referred to as a Term Increase. All Term Increases will be shown in the Policy Specifications. Future Term Increases will not require future medical underwriting, but may in some instances require financial underwriting. Financial underwriting generally includes a review of the Insureds earned income and net worth in relation to the amount of life insurance coverage requested.

A Term Increase in S-ART Coverage will increase the Face Amount of the existing Coverage Layer.

There is a cost of insurance charge associated with each such Term Increase that has gone into effect and continues to be in effect. Such cost of insurance charge is part of the Monthly Deduction for the Policy and is calculated the same as that for other Coverage Layers, subject to maximum cost of insurance Rates that are the same as those applicable to the initial Coverage Layer. The monthly Cost of Insurance Rates are shown in the Policy Specifications. There is also a guaranteed Coverage charge associated with each Term Increase. The guaranteed Coverage charge is based on the current S-ART Face Amount. There is no surrender charge associated with a Term Increase.

Other Increases in Face Amount

The Policy’s Face Amount may increase under the Policy, the S-ART Rider or the ART Rider when you request a change in Death Benefit Option. In this case, we will increase the Face Amount of the most recently issued Coverage Layer. If there are Basic, S-ART and ART Coverage Layers with the same Coverage Layer Date, we will increase the ART first, then the S-ART, and finally the Basic Face Amount.

Requesting a Decrease in Total Face Amount

You may request a decrease in the Policy’s Total Face Amount. A decrease in the Total Face Amount is subject to the following limits:

● We do not allow decreases during the first Policy Year

● You may only request one decrease per Policy Year

● The Policy’s Basic Face Amount must be at least $1,000 following a decrease. We can refuse your request if the change in Face Amount would mean that your Policy no longer qualifies as Life Insurance under the Code

● Unless you have told us otherwise in writing, any request for a decrease will not take effect if the Policy would be classified as a Modified Endowment Contract under the Code.

Decreasing the Total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required:

● To return part of your premium payments to you if you have chosen the Guideline Premium Test, or

● To make distributions from the Accumulated Value, which may be taxable. For more information, please see the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

We can refuse your request if the amount of any distributions would exceed the Net Cash Surrender Value under the Policy.

If there is a decrease in Total Face Amount, the Coverage charge will not change and the cost of insurance charge may decrease since the Face Amount decrease may affect the Net Amount At Risk. No surrender charge is imposed on a Face Amount decrease.

Processing of Decreases

Decreasing the Total Face Amount, whether as a result of your request or as a result of a withdrawal or change in Death Benefit Option, will reduce the Face Amount of the Coverage Layers.

We will apply any decrease in the Face Amount to eligible Coverage Layers to the most recent eligible increases you made to the Face Amount first and then to the Initial Face Amount.

If more than one Coverage Layer has the same Coverage Layer Date, we will first reduce the Face Amount of any S-ART Rider Coverage Layer first, then any ART Rider Coverage Layer, then the Basic Face Amount of any Policy Coverage Layer.

If you elected an accelerated death benefit rider, any accelerated Death Benefit payments made under a rider will decrease the Total Face Amount. You can find specific information about this decrease in the applicable rider description which can be found in the OPTIONAL RIDERS AND BENEFITS section in this prospectus.

Death Benefit Options

The Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Death Benefit Option A provides a death benefit equal to the Total Face Amount of the Policy. Additional premiums and Investment Option performance do not change the Total Face Amount, except in limited circumstances to ensure that the Policy qualifies as life insurance under the Code. However, additional premiums and positive Investment Option performance will increase the Accumulated Value and decrease the Net Amount At Risk which may, in turn, reduce Policy charges. Withdrawals may reduce the Total Face Amount depending on the timing, withdrawal amount and withdrawal frequency during a Policy year.

Death Benefit Option B provides a death benefit equal to the Total Face Amount of the Policy plus the Accumulated Value. Additional premiums and positive Investment Option performance will increase the death benefit. However, since the death benefit under this option is based, in part, on the Accumulated Value, Policy charges and negative Investment Option performance may decrease the death benefit. Withdrawals will reduce the death benefit but do not reduce the Total Face Amount.

Death Benefit Option C provides a death benefit equal to the Total Face Amount of the Policy plus the total premiums paid, minus any withdrawal or distributions that reduce the Accumulated Value. The more premiums you pay and the less you withdraw, the larger the Death Benefit, subject to the Option C Death Benefit Limit. However, while taking withdrawals does not reduce the Total Face Amount, it does increase the sum of the withdrawals, which has the effect of reducing the Death Benefit.

Here are some things you need to know about the Death Benefit:

● You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

● If you do not choose a Death Benefit Option, we will assume you have chosen Option A.

● The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B.

● You may change your Death Benefit Option subject to certain limits.

The Death Benefit Options are:

Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.	Option C – the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value.

The Death Benefit is designed to remain level.	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy. The Death Benefit Option selected by an investor impacts the dollar value of the Death Benefit, the charges paid, and the resulting Accumulated Value.

Limits on Option C

The following limits apply to Option C:

● Option C must be elected at Policy issue.

● To elect Option C, the Insured must be Age 80 or younger at the time the Policy is issued.

● The Death Benefit calculated under Option C will be limited to the Option C Death Benefit Limit shown in your Policy Specifications.

● Once the Policy is issued, the Option C Death Benefit Limit will not change, even if you increase or decrease the Face Amount of your Policy or any Rider. However if you change your Death Benefit Option from Option C to Option A or Option B, the Option C Death Benefit Limit will no longer apply to the Policy.

● We will not approve any increase in Face Amount to the Policy or any Rider that would cause the Death Benefit to exceed the Option C Death Benefit Limit.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

● You can change the Death Benefit Option once in any Policy Year.

● You must send us your Written Request.

● You can change from any Death Benefit Option to Option A or Option B.

● You cannot change from Death Benefit Option A or B to Option C.

● The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

● We will not let you change the Death Benefit Option if doing so means the Basic Face Amount of your Policy will become less than $1,000.

● Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

● The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

Changing your Death Benefit Option will increase or decrease your Total Face Amount under the Policy. The Total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change.

If the change is an increase in the Total Face Amount, we will process the increase as described in the DEATH BENEFITS – Changing the Face Amount – Other Increases in Face Amount section in this prospectus. If the change is a decrease in the Total Face Amount, we will process the decrease as described in the DEATH BENEFITS – Changing the Face Amount – Processing of Decreases section in this prospectus.

Death Benefit Qualification Test

In order for your Policy to be qualified as Life Insurance under the Code, it must qualify under one of two Tests, the Cash Value Accumulation Test (CVAT) or the Guideline Premium Test (GPT).

You choose one of these Death Benefit Qualification Tests on your application. If no Death Benefit Qualification Test is chosen, we will confirm the desired Death Benefit Qualification Test selection with your life insurance producer. Your Death Benefit Qualification Test determines the following:

● Premium limitations

● Amount of Minimum Death Benefit

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher than Guideline Premium Test	Generally lower than CVAT
Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy.
Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1 If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See YOUR POLICY’S ACCUMULATED VALUE for more information on how cost of insurance charges are calculated.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that generally, cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

● The Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

● Face Amount is $100,000

● Accumulated Value at the date of death is $25,000

● Total premium paid into the Policy is $30,000

● The Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Minimum Death Benefit Percentage of 185% of the Accumulated Value)

● The Minimum Death Benefit under the Cash Value Accumulation Test is $50,000 (assuming a Cash Value Accumulation Test Minimum Death Benefit Percentage of 200% of the Accumulated Value).

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,917.12
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,896.40
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,892.25

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$50,000	$74,917.12
Option B	Total Face Amount plus Accumulated Value	$125,000	$50,000	$99,896.40
Option C	Total Face Amount plus premiums less distributions	$130,000	$50,000	$104,892.25

On December 27th, 2020, changes were made to the U.S. tax code as part of the federal Consolidated Appropriations Act, 2021 (H.R. 133) See the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus. This affected the Minimum Death

Benefit Factor for CVAT calculations for policies entered into after January 1, 2021. The calculations above reflect these changes. Please refer to your policy specifications for the CVAT factors that would be used in calculating the Minimum Death Benefit under your policy. Minimum Death Benefit Factors for Guideline Premium Test policies are not affected by this change.

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

● $138,750 for the Guideline Premium Test

● $150,000 for the Cash Value Accumulation Test.

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,635.00
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,854.96
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,635.00

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$150,000	$74,875.68
Option B	Total Face Amount plus Accumulated Value	$175,000	$150,000	$99,854.96
Option C	Total Face Amount plus premiums less distributions	$130,000	$150,000	$74,875.68

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds effective the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, any portion of the Death Benefit Proceeds attributed to the Variable Accumulated Value is determined as of the next Business Day.

We will pay the Death Benefit Proceeds after receiving proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or we may make other options available in addition to the single check option.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any TotalPolicy Debt, minus any overdue Monthly Deductions.

If required by state law, we will pay interest on the Death Benefit Proceeds from the date of death to the date the claim is paid at a rate not less than the rate payable for funds left on deposit that is in effect on the date of death which, will vary by state. See the APPENDIX: STATE LAW VARIATIONS – TIMING OF PAYMENTS, FORMS AND REQUESTS section in this prospectus.

It is important that we have a current address, social security number, telephone number and email address for each designated Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to the designated Beneficiary within the dormancy period defined by a state's Unclaimed Property laws or regulations, we will be required to pay the Death Benefit Proceeds to the applicable state. Once the Death Benefit Proceeds are paid to a state, any subsequent claim by a designated Beneficiary must be made with the applicable state. For more information, check with the state to whom the Death Benefit Proceeds were paid.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the FEE TABLE section.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restriction/Limitations
Dollar Cost Averaging	Allows you to make scheduled transfers between Variable Investment Options.	Standard

● Each transfer must be for $50 or more.

● Transfers can be scheduled monthly, quarterly, semi-annually or annually.

● The Variable Investment Option must have at least $5,000 to start.

● May not use this service and the Portfolio Rebalancing, First Year Transfer, or Fixed Option Interest Sweep at the same time.

First Year Transfer	Allows you to make monthly transfers from the Fixed Account to the Variable Investment Options during the Policy’s first year.	Standard	● Must enroll when you apply for the Policy. ● May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or Fixed Option Interest Sweep at the same time.
Fixed Option Interest Sweep	Allows you to make scheduled transfers of the accumulated earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.	Standard

● Each transfer must be at least $50. If the earnings are not $50 at the time of transfer, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50.

● May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or First Year Transfer at the same time.

Portfolio Rebalancing	Allows you to make automatic transfers among the Variable Investment Options according to your allocation instructions.	Standard

● Transfers can be scheduled monthly, quarterly, semi-annually, or annually.

● If you make transfers out of the Variable Investment Options you selected under the service, the service will end. You will have to wait 30 days before you can re-enroll with new allocation instructions.

● May not use this service and the Dollar Cost Averaging, First Year Transfer, or Fixed Option Interest Sweep at the same time.

Automated Income Option	Allows you to make scheduled withdrawals or loans from the Policy.	Standard

● This option is available for use after the 7th Policy Anniversary.

● The Policy must have a minimum Net Cash Surrender Value of $50,000 to start withdrawals or loans under this option and cannot be a Modified Endowment Contract.

● Withdrawals or loans can be scheduled monthly or annually.

● Each withdrawal or loan must be at least $500 for monthly or $1,000 for annual.

● Withdrawals or loans will be taken from each Investment Option in proportion to the Accumulated Value in each Investment Option.

● Any additional withdrawal or loan made that is not part of this option will cause this option to cancel and delay in restarting a new schedule under this option.

Scheduled Indexed Transfer Program	Allows you to make scheduled transfers from the Fixed Account to the available Indexed Fixed Options.	Standard

● Must specify one of the two available methods to make the allocation: the Specified Amount method or the Period Depletion method.

● Allocations from the Fixed Account to new segments of an Indexed Fixed Option will occur on the Transfer Date after any other transfers or premium payments allocations have occurred.

Annual Renewable Term Rider	Provides term insurance on the Insured.	Optional

● Must be elected at Policy issue.

● Additional cost applies.

● Available for Insured’s Age 90 or younger at issue.

● Any increase in face amount under the rider will be subject to satisfactory evidence of insurability.

Scheduled Annual Renewable Term Rider	Provides for scheduled increases in term insurance on the Insured generally without the requirements for future medical underwriting.	Optional

● Must be elected at Policy issue.

● Additional cost applies.

● Does not provide term insurance at Policy issue, only as scheduled on certain Policy Anniversaries.

● Any increase request for future scheduled term insurance may be subject to evidence of insurability and is subject to our approval.

● The amount of scheduled term insurance under this rider is limited based on age of the insured.

Annual Renewable Term Rider – Additional Insured	Provides term insurance on the Insured’s immediate family.	Optional

● Must be elected at Policy issue.

● Additional cost applies.

● Insured’s immediate family must be age 90 or younger at Policy issue.

● Any increase in face amount under the rider will be subject to satisfactory evidence of insurability.

Flexible Duration No-Lapse Guarantee Rider

Provides that the Policy and any optional benefits you have selected will remain In Force even if the Policy’s Net Cash Surrender Value is insufficient to cover the total monthly deduction, provided that the No-Lapse Guarantee Value less any Policy Debt is greater than zero.

Optional

● Must be elected at Policy issue.

● Additional cost applies.

● Available if Insured is at least age 18 and is no older than age 90 at Policy issue.

● At the initial purchase and during the entire time that you own this rider, you must allocate 100% of your Accumulated Value among the allowable Investment Options for the Rider listed under the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY – Allowable Investment Options section in this prospectus or the Rider will terminate.

● The no-lapse guarantee applies as long as the Net No-Lapse Guarantee Value (No-Lapse Guarantee Value less any Total Policy Debt) is greater than zero.

● The No-Lapse Guarantee Value depends on a number of factors including amount and timing of premiums paid and hypothetical values under the rider which are affected by Policy loans, withdrawals, interest rates, Policy changes, and other factors.

● Benefit will terminate upon electing an increase in Face Amount under the Policy.

Short-Term No-Lapse Guarantee Rider	Protects the Policy from lapsing for a specified guaranteed period of time due to poor Policy performance.	Standard

● Automatically issued on your Policy if Insured is Age 79 and younger and Death Benefit Option A or B is chosen at Policy issue.

● Guarantee period ranges from 5 to 20 years based on Insured’s age at Policy issue.

● Benefit will be provided if a certain amount of premium is paid each Policy month.

● The no-lapse guarantee is in effect as long as the No-Lapse Credit less Policy Debt is equal to greater than zero. The No-Lapse Credit depends on a number of factors and is affected by Policy loans, premiums, and withdrawals.

● Benefit will terminate if any rider added to the Policy has charges.

Overloan Protection 3 Rider	Provides Policy lapse protection if Policy debt through a Standard Loan is greater than the Accumulated Value, resulting in the Policy being overloaned.	Standard

● Automatically issued on your Policy if eligibility requirements are met.

● Additional one-time cost at exercise of benefit.

● Benefit cannot be exercised during the first 15 Policy years, before the Insured is Age 75, while there is an Alternate Loan in effect, the Policy has entered the Grace Period, or if Death Benefit Option B or C was elected (can change to Option A to exercise benefit).

● Once exercised, no premiums, withdrawals, loan repayments (other than loan interest due), a Policy benefit change or addition at your request, or transfers at your request between Investment Options may occur.

● If the Rider is exercised, all Accumulated Value in the Investment Options and Segment Maturity Value of any Indexed Account at Segment Maturity will be transferred to the Fixed Account.

● If the Rider is exercised, any accelerated death benefit riders (Premier LTC, Premier Living Benefit 2, Premier Living Benefit, and Terminal Illness Riders) will terminate and any increases in Face Amount that are scheduled to take effect after exercise of this Rider will be cancelled.

Premier LTC Rider	Provides access to all or a portion of the Policy death benefit proceeds if the Insured has been certified as a chronically ill individual.	Optional

● Must be elected at Policy issue.

● Additional cost applies.

● Subject to the eligibility and other conditions described in the rider. Some of the conditions include the Insured being certified as a chronically ill individual, meeting the 90-day Elimination Period before benefits are payable, and obtaining written consent for benefit payments by any assignee or irrevocable Beneficiary.

● This Rider will not pay for care or services under certain circumstances as outlined in the Rider.

● Cannot be added to a Policy that was issued with Premier Living Benefit Rider or the Premier Living Benefit Rider 2.

● Payments are made monthly.

● Chronic Illness must be certified by a licensed health care practitioner (not the insured, owner, beneficiary, or relative).

● If the Rider is exercised, certain Policy values including the Total Face Amount, Death Benefit, Accumulated Value, loan amounts, and Cost of Insurance charges (in most cases) will be reduced. In addition, any Automated Income Option or other systematic distribution program will be discontinued.

Premier Living Benefits Rider 2	Provides access to all or a portion of the Policy death benefit proceeds if the Insured has been certified as a chronically ill individual or a terminally ill individual.	Standard

● Must be elected at Policy issue.

● Not available for Policies issued in California.

● Cannot be issued with the Terminal Illness Rider.

● Subject to the eligibility and other conditions described in the rider such as certification of having a chronic or terminal illness, making a written request for benefits, and not exceeding the maximum amount of the Death Benefit that may be utilized for chronic or terminal illness benefits.

● When benefits are paid, the Policy death benefit will be reduced by an amount greater than the benefit payment. Other Policy values will be reduced pro rata.

● Chronically ill benefits may be requested once every 12-month period.

● Chronic illness must be certified by a licensed health care practitioner (not the insured, owner, beneficiary, or relative).

● Terminal illness must be certified by a licensed physician (not the insured, owner, beneficiary, or relative).

● Once the Rider is exercised, we will not allow any requested increases in benefits under the Policy or any Riders.

● If the Rider is exercised, certain Policy values including the Total Face Amount, Death Benefit, Accumulated Value, loan amounts, and Cost of Insurance charges (in most cases) will be reduced. In addition, any Automated Income option or other systematic distribution program will be discontinued.

Premier Living Benefits Rider	Provides access to all or a portion of the Policy death benefit proceeds if the Insured has been certified as a chronically ill individual.	Standard

● Must be elected at Policy issue.

● Only available for Policies issued in California.

● Subject to the eligibility and other conditions described in the rider such as certification of having a chronic illness, making a written request for benefits, and not exceeding the maximum amount of the Death Benefit that may be utilized for chronic illness benefits.

● Benefits may be requested once every 12-month period.

● When benefits are paid, the Policy death benefit will be reduced by an amount greater than the benefit payment. Other Policy values will be reduced pro rata.

● Chronic illness must be certified by a licensed health care practitioner (not the insured, owner, beneficiary, or relative).

● If the Rider is exercised, certain Policy values including the Total Face Amount, Death Benefit, Accumulated Value, loan amounts, and Cost of Insurance charges (in most cases) will be reduced. In addition, any Automated Income option or other systematic distribution program will be discontinued.

Terminal Illness Rider	Provides access to a portion of the Policy death benefit proceeds if the Insured has been certified as a terminally ill individual.	Optional

● Must be elected at Policy issue.

● Not available for Policies issued with the Premier Living Benefits Rider 2.

● Subject to the eligibility and other conditions described in the Rider such as certification of having a terminal illness, making a written request for benefits, and not exceeding the maximum amount of the Death Benefit that may be utilized for terminal illness benefits.

● Terminal illness must be certified by a licensed physician (not the Insured, Owner, or Immediate Family Member).

● When benefits are paid, certain Policy values (the Total Face Amount, Accumulated Value, Policy Debt, Loan Account, Loan Account Value, and any surrender charges) will be reduced by the Acceleration Percentage. In addition, any Automated Income option or other systematic distribution program will be discontinued.

Conversion Rider	Allows you to convert eligible coverages into a new Policy.	Standard

● Automatically added at Policy issue.

● If the Policy’s Face Amount has been increased and that resulted in insurance coverage with Risk Classes that differ from the Policy’s original insurance coverage, the new Policy will be issued with the Risk Class of the most recent insurance coverage added.

● If exercised, a new Policy will be issued and any insurance coverage under this Policy will terminate.

Alternate Loan Rider 2

Allows an alternative to the Standard Loan under the Policy and when you borrow money using the Indexed Accounts as security for the loan, the money backing the loan will remain invested in those Indexed Accounts.

Standard

● Automatically added at Policy issue.

● Available starting in Policy Year 3.

● Must have Accumulated Value allocated to the Indexed Accounts to use this loan.

● Loan interest rate charged on amount borrowed is higher than the Standard Loan interest rate.

● Currently, all Indexed Accounts are available for use with this benefit.

Minimum Indexed Benefit Rider	Allows for a termination credit when the interest credited to certain Indexed Accounts is less than the charges attributable to those Indexed Accounts.	Standard

● Automatically added at Policy issue.

● Will not provide a benefit if the interest credited to the Indexed Accounts is greater than certain charges when the Policy is no longer In Force.

● Benefit will be reduced when a benefit payment is made under any rider that pays an accelerated death benefit.

OPTIONAL RIDERS AND BENEFITS

There are optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your Policy. Ask your life insurance producer for more information about the riders available with the Policy, or about other kinds of life insurance policies offered.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your life insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the rider or benefit. We will add any rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

There are various Riders available under this Policy and some provide similar benefits. See the table in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section above. The following provides brief information about the term coverage Riders, no-lapse guarantee Riders, and accelerated death benefit Riders available under this Policy since there are more than one of the same type.

Term Coverage Riders

This Policy offers three term coverage riders. The Riders are Annual Renewable Term Rider, Scheduled Annual Renewable Term Rider, and Annual Renewable Term Rider - Additional Insured.

Annual Renewable Term Rider. This Rider provides term insurance on the Insured and renews annually. You may request unscheduled and scheduled increases or decreases in the Face Amount provided by the Rider. Any increase will be subject to satisfactory evidence of insurability. Term insurance may be provided at Policy issue.

Scheduled Annual Renewable Term Rider. This Rider provides term insurance on the Insured and renews annually. You may schedule increases in Face Amount provided by the Rider, without providing any future satisfactory evidence of insurability, prior to Policy issue. Term insurance is not provided at Policy issue and is only provided as scheduled on certain Policy Anniversaries.

Annual Renewable Term Rider – Additional Insured. This Rider provides term insurance on members of the Insured’s immediate family and renews annually. You may request in increase in the Face Amount provided by the Rider. Any increase will be subject to satisfactory evidence of insurability.

Complete information about each Rider is below.

No-Lapse Guarantee Riders

This Policy currently offers three no-lapse guarantee riders. The Riders are the Flexible Duration No-Lapse Guarantee Rider, the Short-Term No-Lapse Guarantee Rider, and the Overloan Protection 3 Rider.

Flexible Duration No-Lapse Guarantee Rider. The no lapse guarantee under this Rider can cover the lifetime of the Insured and is designed to provide no-lapse protection for a period longer than the Short-Term No-Lapse Guarantee Rider. This Rider provides that the Policy and any optional benefits you have elected will remain In Force even if the Policy’s Net Accumulated Value is insufficient to cover the total monthly deduction, provided that the No Lapse Guarantee Value less any Policy Debt is greater than zero.

Short Term No-Lapse Guarantee Rider. The no lapse guarantee under this Rider is designed to last for a certain guarantee period as long as certain minimum premiums are paid. This Rider provides that the Policy and any optional benefits you have elected will remain In Force during the guarantee period as long as the No-Lapse Credit less Policy Debt is equal to or greater than zero.

Overloan Protection 3 Rider. The no lapse guarantee under this Rider is designed to prevent the Policy from lapsing when the Standard Policy Debt is greater than the Policy’s Accumulated Value resulting in the Policy being overloaned.

Complete information about each Rider is below.

Accelerated Death Benefit Riders

This Policy currently offers four accelerated death benefit Riders. The Riders are the Premier LTC Rider, Premier Living Benefits Rider 2, Premier Living Benefits Rider, and the Terminal Illness Rider.

Premier LTC Rider. This Rider is a long-term care insurance rider that provides protection from the financial impacts of requiring long-term care services due to a chronic illness by providing acceleration of all or a portion of the Death Benefit. Benefit payments are made monthly. This Rider is not available for a Policy issued with the Premier Living Benefits Rider or the Premier Living Benefits Rider 2.

Premier Living Benefits Rider 2. This Rider provides protection from the financial impacts of becoming chronically ill or terminally ill by providing acceleration of a portion of the Death Benefit. Benefit payments for a chronic illness can be made monthly or as an annual payment. Benefit payments for a terminal illness will be paid in one lump sum. This Rider is not available for Policies issued in California and is not available for a Policy issued with the Terminal Illness Rider.

Premier Living Benefits Rider. This Rider provides protection from the financial impacts of becoming chronically ill by providing acceleration of a portion of the Death Benefit. This Rider does not provide benefits for someone who is terminally ill. The benefit payments can be made monthly or in an annual lump sum. This Rider is only available for a Policy issued in California.

Terminal Illness Rider. This Rider provides protection from the financial impacts of becoming terminally ill by providing acceleration of a portion of the Death Benefit. This Rider does not provide benefits for someone who is chronically ill. The benefit payments will be paid in one lump sum. This Rider is not available if your Policy was issued with the Premier Living Benefits Rider 2.

Complete information about each Rider is below.

Annual Renewable Term Rider (ART)

Provides term insurance on the Insured and renews annually until the Policy terminates. The Rider is available for Insureds Age 90 or younger at the time of Rider issue. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the

Policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you have chosen. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations. This Rider does not have Accumulated Value of its own and does not have any cash value. This Rider must be elected at Policy issue.

This rider has a Rider Coverage Charge and a Rider Cost of Insurance Charge. The Rider Coverage Charge is the sum of Coverage charges for each Rider Coverage Layer. The maximum monthly coverage charge for each Rider Coverage Layer will be shown on the Policy Specifications. The Rider Cost of Insurance charge is the sum of the Cost of Insurance charge for each Rider Coverage Layer and is determined as a rate per $1,000 of Net Amount At Risk. See the FEE TABLES section in this prospectus for more information on the costs associated with this Rider.

Increases or Decreases in Rider Face Amount

You may request an increase or decrease in the Rider Face Amount.

Increases. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and Coverage charges. Any elected increase in Rider Face Amount will add a new Coverage Layer. Each Coverage Layer has its own Face Amount, Risk Class, Coverage Layer Date, and associated charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may limit increases of Rider Face Amount to one per Policy year. We may deduct an administrative charge (to evaluate insurability) not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase.

Decreases. Each decrease will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Division. A Coverage charge is assessed in order to recover the expense of issuing coverage on the Policy. A Rider Face Amount decrease will not decrease its Coverage charge because the Rider’s Coverage is based on the at coverage issue Face Amount of the Rider. If the Face Amount of this Rider is decreased, then the most recently added Coverage Layer will be decreased or eliminated in the following order:

● The Face Amount of any scheduled annual renewable term rider (e.g. S-ART);

● The Face Amount of this Rider; and

● The Face Amount of Basic Life Coverage under the Policy.

Rider Termination

The Rider will terminate on the earliest of

● Your Written Request;

● The date the Policy is no longer In Force;

● The date the Rider Face Amount decreases to zero; or

● The death of the Insured.

Reinstatement

If the Policy lapses and is later reinstated, then this Rider will also be reinstated as long as this Rider was in effect on the date the Policy was no longer In Force.

Conversion

This Rider is not convertible.

Example

A Policy is issued to an Insured at age 45, with a Face Amount of $250,000. The Policy also included $20,000 of term insurance under this Rider which increases the Face Amount to $270,000. The Rider charges (Rider Coverage Charge and Rider Cost of Insurance) are added to the Monthly Deductions. At age 50, the Insured requests $15,000 of additional term insurance under the Rider and submits evidence of insurability. The increase is approved by us and the additional term insurance is added to the Policy increasing the Face Amount to $285,000 ($250,000 under the base Policy plus $35,000 under the Rider).

Scheduled Annual Renewable Term Rider (S-ART)

The S-ART Rider provides for scheduled annual renewable term insurance Coverage in Face Amount without future medical underwriting after policy issue. In this Rider, a scheduled increase is referred to as a Term Increase, and is scheduled for a particular Policy Anniversary, as shown in the Policy Specifications. The Face Amount contributes to the Total Face Amount, and consequently to the Death Benefit, of the Policy. This Rider does not have Accumulated Value of its own and does not have any cash value. This Rider must be elected at Policy issue.

A Term Increase is a future increase in the Face Amount of this rider. Each Term Increase will increase the Face Amount of the Rider Coverage Layer. Once a Term Increase goes into effect, it becomes part of the Rider Face Amount.

This Rider provides no term insurance at the time of policy issue and only provides additional insurance coverage as scheduled on certain Policy Anniversaries. If you wish to have term insurance coverage at the time of policy issue, you must purchase another rider such as the Annual Renewable Term Rider (ART).

The guaranteed monthly cost of insurance rates will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

This Rider has a Coverage charge that varies by Coverage year and Rider Face Amount. Any increase or decrease in the Rider’s Face Amount will impact the Coverage charge. The guaranteed monthly Coverage charges will be shown in the Policy Specifications. We currently do not impose the Coverage charge for this Rider.

This Rider also has a Rider Charge that will be shown in your Policy Specifications. See the FEE TABLES section in this prospectus for more information on the costs associated with this Rider.

The Rider is available subject to the following:

● The maximum Term Increase at attained ages 0-79 is 20% of the Total Face Amount before the increase.

● The maximum Term Increase at attained ages 80-94 is 5% of the Total Face Amount before the increase.

● Increases will not be scheduled beyond attained age 94.

● Each increase is an increase to the Coverage Layer at issue, and does not create a new Coverage Layer; the original rates at Policy issue will apply to the increase.

● The cost of insurance charges will increase as a result of the increase in the Policy’s Net Amount At Risk.

You may request an increase or decrease in the schedule of future Term Increases by providing a written request. Any increase to the Face Amount of the Term Increases may be subject to evidence of insurability and is subject to our approval. If you reject a Term Increase that has been approved, all future Term Increases may be forfeited. For any change in Term Increases, we will send you a Supplemental Schedule of Coverage to reflect the change.

This Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

● Your written request

● The date the Rider or the Policy ceases to be In Force

● The death of the Insured.

If the Policy is reinstated, any Term Increases that would have occurred during the time the Policy was lapsed will be forfeited. Term Increases that are scheduled to occur after the reinstatement of the policy and rider will be handled as if the Policy had never lapsed.

This Rider may be included on a policy with or without the ART Rider.

This Rider differs from the ART rider in a number of ways, including:

● You may schedule Increases in Face Amount with this Rider without creating a new Rider coverage layer, however, this Rider does not add additional insurance coverage at Policy issue.

● Scheduled increases in Face Amount for this Rider do not require additional medical underwriting after issue however, if there is a requested change in the amount of scheduled increases additional underwriting may be required

● Increases in Face Amount for this Rider may only occur on policy anniversaries

● Cost of insurance rates and charges for this Rider currently differ from the cost of insurance rates and charges for the ART Rider

Example

A Policy is issued to an Insured at age 45, with a Face Amount of $250,000. Prior to Policy issue, the Insured scheduled two future increases to occur over the first ten Policy years which will not require evidence of insurability. The scheduled increases will occur on the third and sixth Policy Anniversary. No term insurance is added to the Policy at issue. No unscheduled term insurance increases are allowed under the Rider.

On the third Policy Anniversary, there is a scheduled increase in Face Amount by adding $10,000 of term insurance under this Rider. This increases the total Face Amount to $260,000 ($250,000 under the base Policy plus $10,000 under the Rider). A Rider Coverage charge will now be deducted each month for the coverage added.

On the sixth Policy Anniversary, there is a scheduled Increase of $15,000 of term insurance under this Rider. This increases the total Face Amount to $275,000 ($250,000 under the base Policy plus $25,000 under the Rider – including the previous scheduled increase on the third Policy Anniversary). The Rider Coverage charge will increase due to the additional term insurance added.

Annual Renewable Term Rider – Additional Insured

Provides annual renewable term insurance equal to the Rider Face Amount on any member of the Insured’s immediate family who is Age 90 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person. This Rider does not have Accumulated Value and does not have any cash value. This Rider must be elected at Policy issue. We do assess a charge for this Rider. The current Rider charge is $0.01-$83.34 per $1,000 of Rider Face Amount.

Rider Terms

Additional Insured – means the person named as the Insured under this Rider.

Primary Insured – means the person named as the Insured under the Policy.

Rider Coverage Layer – a layer of insurance coverage under this Rider. There may be one or more Rider Coverage Layers. Each Rider Coverage Layer has its own Face Amount, Risk Class, Coverage Layer Date, and set of charges as shown in the policy specifications.

Rider Face Amount – the sum of the Face Amounts of all Rider Coverage Layers under this Rider.

Increase or Decrease of Rider Face Amount

You may request an increase or decrease of the Rider Face Amount.

You may submit an application to increase the Rider Face Amount. Your application must include Evidence of Insurability satisfactory to us and is subject to our approval. The effective date of the increased Rider Face Amount will be the first Monthly Payment Date on or next following the date all required conditions are met or any other date you request and we approve. We reserve the right to limit increases to one per policy year and to charge a fee to evaluate insurability. Upon approval of any such increase, we will send you a Supplemental Schedule of Coverage.

You may request a decrease in the Rider Face Amount by Written Request, one time per Policy Year. The decrease will be effective on the Monthly Payment Date on or next following the date we approve your Written Request. The Rider Face Amount and associated Rider Charges will be decreased in order, beginning with decreases to any requested increase in Rider Face Amount and followed by decreases in the initial Rider Face Amount.

Death of Additional Insured

Upon receipt of satisfactory evidence of the Additional Insured’s death, such as a certified copy of the death certificate or other lawful evidence providing equivalent information, the Rider Face Amount will be paid to the Additional Insured’s designated beneficiary. If no beneficiary has been designated, then the Rider Face Amount Proceeds will be paid to the Owner of the Policy.

Upon payment of the Rider Face Amount Proceeds, this Rider will terminate.

Rider Face Amount Proceeds

The Rider Face Amount Proceeds (“Proceeds”) is the amount payable upon the Death of the Additional Insured. We will pay the Proceeds within two months after we receive, at our Administrative Office, the following:

● Satisfactory evidence of the Additional Insured’s death as described in Death of the Additional Insured;

● Proof of the claimant’s legal interest in the proceeds (see below); and

● Sufficient evidence that any legal impediments to payment of Proceeds that depend on parties other than us have been resolved. Legal impediments to payment include, but are not limited to (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; (c) submission of information required to satisfy state and federal reporting requirements; and (d) conflicting claims.

When we receive notice of a potential claim, we will provide a Claim Form to the claimant. The claimant shall submit a completed and signed Claim Form and a certified copy of the death certificate for the Additional Insured. If you do not receive a Claim Form after notifying us of an Additional Insured’s death, please contact us at (800) 347-7787 or contact your life insurance producer.

We will pay interest on the Proceeds from the date of the Additional Insured’s death at a rate not less than the Minimum Annual Interest Rate for Funds Left on Deposit, shown in your Policy Specifications. If payment of Proceeds is delayed more than 31 calendar days after we receive satisfactory evidence of the Additional Insured’s death, we will pay Death Benefit Proceeds Additional Interest annually, at the rate shown in the Policy Specifications beginning with the 31st calendar day referenced above. Rider Face Amount Proceeds are paid as a lump sum unless you choose another payment method.

Conversion

This Rider may be converted to a new Policy on the life of the Additional Insured, either:

● Upon termination of the Policy due to death of the Primary Insured under the Policy (see below);

● At any time before the Additional Insured becomes Age 65, as long as the Rider is In Force; or

● During the first two years this Rider is In Force regardless of the Additional Insured’s Age.

Once we are notified of the Primary Insured’s death, we will provide written notice regarding the additional coverage and that the Additional Insured may convert their coverage to an individual policy without providing evidence of insurability.

The Face Amount for this Rider will be cancelled on the issue date of any new policy. The Face Amount of the new policy will be the same as, or lower than, the Face Amount of this Rider, provided that such Face Amount is at least equal to the minimum issue amount at the time of conversion. At the time of conversion, the new policy will be based on a plan of permanent life insurance that we make available for this purpose and will be issued using the same Risk Class or, if the same Risk Class is not available, using an available Risk Class that is equivalent to the Risk Class of this Rider. The new policy will be issued at our published rates which apply for the Additional Insured’s Age on the issue date of the new policy. Riders will not be included in the new policy without our consent.

Termination

The Rider will terminate on the earliest of:

● Your Written Request;

● The date the Rider Face Amount Proceeds are paid;

● The date the Additional Insured becomes Age 121; or

● The date the Policy is no longer In Force, except if death of the Primary Insured occurs while the Policy is In Force, this Rider will remain in effect after the Policy is no longer In Force until the first Monthly Payment Date on which the Rider charges cannot be deducted from the Policy’s Accumulated Value.

Reinstatement

If the Policy lapses and is later reinstated, then as long as this Rider was in effect on the date the Policy was no longer In Force, this Rider may also be reinstated. To reinstate this Rider, we will require Evidence of Insurability satisfactory to us that the Additional Insured is insurable in at least the same Risk Class as when the Policy was issued.

Example

A Policy is issued to an Insured at age 45, with a Face Amount of $250,000. The Insured also used this Rider to add term insurance on the Insured’s spouse, who is age 46. The term insurance for the Spouse is $20,000. Since term insurance under this Rider was added, Rider charges will be incurred and will be part of the charges incurred each month. In Policy year 5, the Insured requested an increase in term insurance of $10,000 for the Insured’s spouse. Evidence of insurability will be required for the requested increase. Upon approval, there will be $30,000 of term insurance coverage for the spouse.

Flexible Duration No-Lapse Guarantee Rider (FDNLG)

This Rider provides a no-lapse guarantee that the Policy and any optional benefits you have selected will remain In Force as long as the Net No-Lapse Guarantee Value is greater than zero, even if the Policy’s Net Accumulated Value (Accumulated Value less any Total Policy Debt) is not enough to cover the Monthly Deductions due. As long as the No-Lapse Guarantee under this Rider is in effect, the Policy will not enter the Grace Period and lapse. This Rider must be elected at Policy issue. We assess a monthly charge for this Rider.

If you elect the FDNLG Rider, it will be in effect when we issue the Policy. The Rider cannot be added after the Policy Issue Date.

Rider Eligibility

You are eligible to elect the Rider if:

● The Insured is age 90 or younger at Policy issue and is not juvenile (Insured’s age at Policy issue is at least 18).

● At initial purchase and during the entire time you own this Rider, you must allocate 100% of your Accumulated Value among the allowable Investment Options. See the APPENDIX: FUNDS AVAILABLE UNDER THIS POLICY - Allowable Investment Options section in this prospectus. You may contact us at any time for information on the allowable Investment Options.

We may add or remove allowable Investment Options at any time. Following a change, your current allocation of Accumulated Value may not comply with our revised allocation requirements for the Rider. As a result, you will be required to reallocate your Policy Accumulated Value to the revised allowable Investment Options in order to maintain the Rider benefits. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Our right to add or remove allowable Investment Options may limit the number of Investment Options that are otherwise available to you under the Policy. Please discuss with your life insurance producer if this Policy and Rider are appropriate for you given our right to make changes to the allowable Investment Options.

We may make such a change due to a fund reorganization, fund substitution, fund liquidation, or to help protect our ability to provide the guarantees under the Rider (for example, changes in an underlying Fund’s investment objective and principal investment strategies, or changes in general market conditions). If such a change is required, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value to comply with the new Rider allocation requirements, your Rider will terminate.

We will send you written notice in the event any transaction made by you will cause the Rider to terminate for failure to invest according to the investment allocation requirements. However, you will have at least 20 calendar days starting from the date of our written notice, to instruct us to take appropriate corrective action to continue the Rider. If you take appropriate corrective action and continue the Rider, the Rider benefits and features available immediately before the terminating event will remain in effect.

Rider Terms:

Net Basic Premium –equals the Basic Premium reduced by applicable fees and charges.

Basic Fund –receives Net Basic Premium, less any withdrawals or accelerated death benefit payments.

Excess Fund –receives Net Excess Premium, less any withdrawals or accelerated death benefit payments.

Excess Premium –equals the portion of each Premium Payment received in a Policy year in excess of the Basic Premium.

Excess Premium Load-an amount equal to the Excess Premium multiplied by the Excess Premium Load rate which is 10%. This load is not deducted from any premium made under the Policy and is used only as a factor for determining benefits under this Rider.

No-Lapse Premium Load-an amount equal to the Premium Payment multiplied by the No-Lapse Premium Load rate which is 5.90%. This load is not deducted from any premium made under the Policy and is used only as a factor for determining benefits under this Rider.

Optional Benefit Charges – are equal to the sum of the charges, if any, for each optional benefit attached to the Policy. The charges incurred for those optional benefits are used in the calculation to determine the No-Lapse Guarantee Value for this Rider. See the No-Lapse Deduction subsection below. This is only used to determine benefits under this Rider is not a charge deducted from the Accumulated Value.

Rider Charge Effect on Policy Values

There is a monthly charge for the FDNLG Rider. The charge is deducted from your Policy’s Accumulated Value as a Monthly Deduction. This charge does not reduce your No-Lapse Guarantee Value. The Rider Charge is shown in the Policy Specifications and equals a monthly rate per dollar of Policy Net Amount at Risk (Rider Charge). Currently, the charge range is $0.01-$0.33 per $1,000 of Net Amount of Risk.

Example:

Assumptions:

● Policy’s Net Amount at Risk is $80,000

● Rider Charge Deduction is 0.0001

Then the Rider Charge associated with the FDNLG rider is $8 ($80,000 × 0.0001).

No Lapse Guarantee Value

The duration of the guarantee under the FDNLG rider can cover the lifetime of the Insured. The duration of the FDNLG Rider is determined by the No Lapse Guarantee Value. The guarantee is in effect as long as the Net No-Lapse Guarantee Value (No Lapse Guarantee Value less any Total Policy Debt) is greater than zero.

The No-Lapse Guarantee Value is equal to the sum of the Basic Fund, the Excess Fund and the No-Lapse Guarantee Loan Account Value. The Basic Fund contains the Net Basic Premium and is credited with an Accumulation Amount that can range from a 2% to 6% annual rate, based on issue age and duration. The Excess Fund contains the Net Excess Premium and is credited with an

Accumulation Amount based upon a 1% annual rate. The No-Lapse Guarantee Loan Account Value is equal to the Standard Loan Account Value on your Policy and any Alternate Loan Value.

Note: The No-Lapse Guarantee Value is tracked only for the purpose of determining if the No Lapse Guarantee is in effect. The value, including any Accumulation Amounts added to the No-Lapse Guarantee Value, is not added to the Policy’s Accumulated Value, and as such cannot be withdrawn or loaned against, and is not used in the determination of the Death Benefit or to any other benefit under the Policy.

Example:

Assumptions:

● Policy 1 elected FDNLG Rider at issue

o Basic Fund is $11,000 before no-lapse deductions

o Excess Fund is $0 before no-lapse deductions

o No-Lapse Guarantee Loan Account Value is $9,000

o Upcoming monthly no-lapse deduction of $1,000

● Policy 2 did not elect FDNLG Rider at issue

● For both policies:

o Accumulated Value of $10,000 before monthly deductions

o Policy Debt of $9,000

o Surrender charge of $500

o Upcoming monthly deduction of $1,000

o Withdrawal of $200

Result:

● Both policies have a Net Accumulated Value of -$700 ($10,000 - $9,000 - $500 - $1,000-$200) after the monthly deduction

● Policy 1 remains in force because Net No-Lapse Guarantee Value is greater than $0 even though Net Accumulated Value is less than $0.

● Policy 1 has a Net No-Lapse Guarantee Value of $300 ($11,000 - $9,000 - $500 - $1,000-$200) after the monthly deduction

● Policy 2 enters the Grace Period since Net Accumulated Value is less than $0.

Basic and Excess Fund under the Rider

The Basic and Excess Fund are an accumulation of policy premiums, withdrawals, and loans. While the Basic Fund may become negative, the Excess Fund will never be less than zero. Both the Basic Fund and the Excess Fund are increased and reduced as described below.

1. Net Basic Premiums are added to the Basic Fund; Net Excess Premiums are added to the Excess Fund,

2. No Lapse Deductions reduce the Excess Fund, and then the Basic Fund,

3. Accumulation Amounts are added to the Basic Fund and Excess Fund,

4. Any withdrawal of policy Accumulated Value will reduce the Excess Fund and then the Basic Fund, including any policy fees, and

5. Standard Loans and Alternate Loans will reduce the Excess Fund and then the Basic Fund.

Net Premium is allocated to the Basic Fund and Excess Fund as follows:

● Net Basic Premium is the higher of the premium up to the Annual Premium Threshold for the Policy Year, as described in the Policy Specifications, or the amount needed to bring any negative Basic Fund back to zero. This amount is reduced by the No-Lapse Premium Load and added to the Basic Fund.

● Net Excess Premium is any premium in excess of the Basic Premium. Excess Premium is reduced by the No-Lapse Premium Load and the Excess Premium Load and added to the Excess Fund. Please note, the No-Lapse Premium Load and the Excess Premium Load are only used to determine the benefits provided by this Rider – they are not assessed against any premium made under the Policy or against the Policy’s Accumulated Value.

Example:

Assumptions:

● Annual Premium Threshold for the current year is $10,000

● Premium Received is $15,000

● Basic fund is positive

● No Lapse Premium Load is 5.90%

● Excess Premium Load is 10%

The Net Basic Premium and Net Excess Premium are calculated as follows.

● Basic Premium is $10,000 (lesser of $10,000 and $15,000). Net Basic Premium of $9,410 [$10,000 × (1-5.90%)] will be added to the Basic Fund.

● Excess Premium is $5,000. Net Excess Premium of $4,205 [$5,000 × (1 – 5.90% - 10%)] will be added to the Excess Fund

Example:

Assumptions:

● Annual Premium Threshold for the current year is $10,000

● Premium Received is $15,000

● Basic Fund is -$12,233.

● No Lapse Premium Load is 5.90%

● Excess Premium Load is 10%

The Net Basic Premium and Net Excess Premium are calculated as follows.

● Basic Premium is $13,000. The Net Basic Premium is $12,233 [$13,000 × (1-5.90%)], which, when added to the Basic Fund, brings the Basic Fund to zero.

● Excess Premium is $2,000. Net Excess Premium of $1,682 [$2,000 × (1 – 5.90% - 10%)] will be added to the Excess Fund

No-Lapse Deduction

The No-Lapse Deduction is an amount that is deducted first from the Excess Fund until the Excess Fund is reduced to zero and then from the Basic Fund. The No-Lapse Monthly Deduction is the greater of the No-Lapse Monthly Charge Deduction or the Alternative No-Lapse Monthly Deduction, as described below.

No-Lapse Monthly Charge Deduction. The No-Lapse Monthly Charge Deduction is described in the Policy Specifications and includes the following:

● The No-Lapse Coverage Charge

● The No-Lapse Administrative Charge

● Optional Benefit Charges, if any (applies to the Annual Renewable Term Rider, Scheduled Annual Renewable Term Rider, Overloan Protection 3 Rider, Annual Renewable Term Rider – Additional Insured, Premier LTC Rider, Premier Living Benefits Rider 2, Premier Living Benefits Rider, and/or the Terminal Illness Rider as applicable)

● Transactional policy fees and charges, if any

● The No-Lapse Cost of Insurance Charge.

Alternative No-Lapse Monthly Deduction. The Alternative No-Lapse Monthly Deduction is also described in the Rider Specifications and includes:

● Optional Benefit Charges, if any

● Transactional policy fees and charges, if any

● The Alternative No-Lapse Cost of Insurance Charge.

Example:

Assumptions:

● Basic Fund before No-Lapse Deduction is $9,000

● Excess Fund is $3,500

● No-Lapse Monthly Charge Deduction is $3,000

● Alternative No-Lapse Monthly Deduction is $4,000.

Then the Basic and Excess Funds are reduced as follows:

● The No-Lapse Deduction is $4,000 (the greater of $3,000 and $4,000)

● Excess Fund will be reduced to $0

● Basic Fund to $8,500.

No-Lapse Accumulation Amount

The No-Lapse Accumulation Amount is an amount that is added to the Basic Fund and the Excess Fund as follows.

● The Basic Fund No-Lapse Accumulation Amount is added to the Basic Fund. It is equal to the Basic Fund following premium payments, No-Lapse Deduction, withdrawals, loans and other Policy distributions; multiplied by the No-Lapse Accumulation Factor as shown in the Policy Specifications. If your Basic Fund is negative, the accumulation will further reduce your Basic Fund. The No-Lapse Accumulation Factor varies by Policy duration and age. For our example, we will use 0.002466, which is equivalent to an annual rate of 3%.

● The Excess Fund No-Lapse Accumulation Amount is added to the Excess Fund. It is equal to the Excess Fund following premium payments, No-Lapse Deduction, withdrawals, loans and other Policy distributions; multiplied by the Excess Accumulation Factor as shown in the Policy Specifications. The Excess Fund Accumulation Factor is 0.0008295, which is equivalent to an annual rate of 1%

Example:

Assumptions:

● Basic Fund is $8,500, after premiums and no-lapse deductions.

● Excess Fund is $2,500, after premiums and no-lapse deductions

● No Lapse Accumulation Factor is 0.002466

● Excess Fund Accumulation is 0.0008295

Then the Basic and Excess Funds after the Accumulation Amounts are added are:

● Basic Fund Accumulation Amount is $20.96, and the Basic Fund is $8,520.96

● Excess Fund Accumulation Amount is $2.07, and the Excess Fund is $2,502.07.

Example:

Assumptions:

● Basic Fund is -$5,000, after premiums and no-lapse deductions.

● Excess Fund is $0, after premiums and no-lapse deductions

● No Lapse Accumulation Factor is 0.002466

● Excess Fund Accumulation is 0.0008295

Then the Basic and Excess Funds after the Accumulation Amounts are added are:

● Basic Fund Accumulation Amount is -$12.33, and the Basic Fund is -$5,012.33.

● Excess Fund Accumulation Amount is $0, and the Excess Fund is $0.

Loan Effects on Rider

Loans (Standard Loans and/or Alternate Loans) have an effect on the No Lapse Guarantee Value

● Any new loan, including any loan interest that is added to the loan on an anniversary, will be added to the No-Lapse Guarantee Loan Account Value and will reduce the Excess Fund and then the Basic Fund.

● Any loan repayment will be added to the Basic Fund only to the extent that the Basic Fund is negative. Otherwise, it will be added to the Excess Fund.

Important considerations

The growth of your No-Lapse Guarantee Value depends on a number of factors including, but not limited to, the amount of premium you pay, the timing of your premium payments and any Policy changes. Any modification you make to the originally planned timing of or amount of premium paid and any Policy changes will affect the duration of the No-Lapse Guarantee provided by the Rider. Before making any change to the Policy, please request and review a current Illustration.

This Rider will terminate if an increase in Face Amount under the Policy is elected. Please work with your life insurance producer before making any requests to increase the Face Amount under the Policy.

If your Net No-Lapse Guarantee Value is equal to or less than zero, the benefits under this rider will not be in effect. However, you can restore the no-lapse guarantee benefit by making a premium payment or a loan repayment in an amount sufficient to make your Net No-Lapse Guarantee Value positive.

Some examples of things you should consider:

1. If you defer a payment, you will not receive the Accumulation Amount associated with that premium in the Basic and Excess Fund. If such a deferral would cause your No Lapse Guarantee Value to be negative, you will have to make a sufficient payment to bring the Basic Fund to positive, including any negative Accumulation Amounts.

2. If you defer payments and then try to “catch up” with a single large payment, that payment may be split into a Basic and Excess Premium based on the Annual Premium Threshold. Any premium allocated to the Excess Fund will have lower Accumulation Amounts associated with it.

3. If you take a Standard Loan and/or an Alternate Loan, your Basic Fund may be reduced. A loan repayment may not recover the value deducted from the Basic Fund, but instead could be added to the Excess Fund.

4. Any withdrawal will reduce the Excess and Basic Fund. However, a subsequent premium payment will be affected both by the Annual Premium Threshold and the Basic and Excess fund accumulation amounts, plus associated No-Lapse and Excess Premium Loads.

5. You have the ability to increase the duration of your FDNLG rider by paying higher premiums, subject to the Annual Premium Threshold.

Rider Termination

The Rider will terminate on the earliest of:

● Your Written Request;

● Policy Surrender;

● The date the Policy is no longer In Force,

● Allocation into any Investment Option that is not an allowable Investment Option and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider;

● Upon electing an increase in Face Amount;

● The end of the Maximum No-Lapse Guarantee Period, as shown in the Policy Specifications; or

● The date when the Net No-Lapse Guarantee Value and the Net Accumulated Value are both less than or equal to zero and the Policy lapses (see the YOUR POLICY’S ACCUMULATED VALUE – Lapsing and Reinstatement section in this prospectus).

Reinstatement

This Rider may not be reinstated if it was terminated before the date the Policy was no longer In Force. Otherwise, this Rider will reinstate on the date that the Policy is reinstated.

Short-Term No-Lapse Guarantee Rider

This Rider provides for the continuation of death benefit coverage for a specified guarantee period, if certain minimum premiums under the Rider are paid, even if the Policy’s Net Accumulated Value is zero. There is no additional fee for this Rider.

Rider Eligibility

The Rider is available at Policy issue for Insureds Age 79 and younger and if you choose either Death Benefit Option A or Option B when applying for your Policy. This Rider is automatically added to the Policy if eligibility conditions are met.

Rider Terms

Net Accumulated Value – the Policy Accumulated Value less any Total Policy Debt.

No-Lapse Guarantee Period – the time during which we guarantee the death benefit will remain In Force as long as the guarantee under this Rider is in effect. This period begins on the Policy Date and will not re-start if insurance Coverage is added or increased. This period end date ranges from 5 to 20 years based on the Insured's age at Policy issue.

No-Lapse Guarantee Premium – is an annual amount used during the No-Lapse Guarantee Period to determine the No-Lapse Credit (defined in the How the Rider Works section below). The No-Lapse Credit is used to determine if the guarantee under this Rider is in effect. The No-Lapse Guarantee Premium in effect as of the Policy Date is shown in the Policy Specifications. The No-Lapse Guarantee Premium is calculated such that it covers sufficient future Monthly Deductions under the Policy. The No-Lapse Guarantee Premium may change. Any increase in Face Amount, scheduled or not, or addition or increase in insurance Coverage will cause an increase in the No-Lapse Guarantee Premium. A decrease in Face Amount or in other insurance Coverage will not cause a decrease in the No-Lapse Guarantee Premium. If the No-Lapse Guarantee Premium changes as a result of such a change, we will inform you of the amount of the changed No-Lapse Guarantee Premium.

How the Rider Works

This Rider guarantees that the Policy will continue in effect until the end of the No-Lapse Guarantee Period (which ranges from 5 to 20 years based on the Insured's age at Policy issue) shown in the Policy Specifications if you pay a premium by the beginning of each Policy month at least equal to one twelfth of the No-Lapse Guarantee Premium.

The Policy will also continue in effect under this Rider if flexible premium payments are made as long as the No-Lapse Credit less Total Policy Debt is equal to or greater than zero.

The No-Lapse Credit is used to determine if the guarantee under this Rider is in effect. It is calculated at the beginning of each Policy month during the No-Lapse Guarantee Period. The No-Lapse Credit as of the Policy Date, which is also the first Monthly Payment Date, is equal to the premium paid less one-twelfth of the No-Lapse Guarantee Premium. On any other Monthly Payment Date, the No-Lapse Credit is equal to:

● The No-Lapse Credit as of the prior Monthly Payment Date multiplied by (i), where:

– i = No greater than 1.00327374 if the No-Lapse Credit is negative; otherwise,

– i = 1.00000;

● Plus premiums received since the prior Monthly Payment Date;

● Less withdrawals taken since the prior Monthly Payment Date; and

● Less one-twelfth of the then current No-Lapse Guarantee Premium.

Example

Assumptions

● No Lapse Premium is $838.61

● No Lapse Credit on the prior Monthly Payment Date is $1,000

● Withdrawal Amount taken since prior Monthly Payment Date is $500

● Premium Payment made on the current Monthly Payment Date is $100

Since the No Lapse Credit is positive,

the No Lapse Credit is $530.12 ($1,000 * (1.00000) + $100 - $500 - $838.61/12).

End of Example

For the guarantee under this Rider to be in effect, the No-Lapse Credit less Total Policy Debt must be equal to or greater than zero.

If the guarantee under this Rider has become ineffective because the No-Lapse Credit less Total Policy Debt is less than zero, the guarantee under this Rider may be brought back into effect by paying additional premium equal to the amount of premium necessary after deduction of the Premium Load so that the No-Lapse Credit less Total Policy Debt is equal to or greater than zero (the “Catch-Up” premium).

If the guarantee under this Rider is in effect, and if your Policy would lapse in the absence of this Rider due to insufficient Net Accumulated Value (the Accumulated Value less Total Policy Debt), to cover the Monthly Deductions due, the Policy will not enter the Grace Period and will not lapse during the specified guaranteed period. Instead, the Policy will continue under the guarantee provided by this Rider and it will stay In Force as long as the No-Lapse Credit less Total Policy Debt is equal to or greater than zero.

If the Policy is continued under the guarantee provided by this Rider, then the Policy has no Net Accumulated Value from which Monthly Deductions can be collected. Any such uncollected amounts are accumulated without interest and the result is called the

Monthly Deductions Deficit. Any net premium received when the Policy is continued under the guarantee provided by this Rider will first be used to reduce the Monthly Deductions Deficit. After the Monthly Deductions Deficit is reduced to zero, any excess will be applied to the Accumulated Value, as described in your Policy. If you want to keep your Policy In Force at the end of the Guarantee Period, you must make a payment sufficient to reduce the Monthly Deductions Deficit to zero. In such case, any excess will then be applied to the Accumulated Value, as described in your Policy.

Example

Assumptions:

● Policy is within No-Lapse Guarantee Period

● Policy Debt of $9,000

● Surrender charge of $1,500

● Policyholder has paid a premium at the beginning of each Policy month at least equal to one twelfth of the No-Lapse Guarantee Premium

● Upcoming Monthly deduction = $2,000

Result:

● Policy Net Accumulated Value after monthly deductions will fall below $0 to -$1,500 ($11,000 - $9,000 - $1,500 - $2,000).

● Policy does not enter the Grace Period since policyholder has paid sufficient premium to meet the minimum No-Lapse Guarantee premium requirement.

End of Example

Effect on Other Riders

If the Policy is continued under the guarantee provided by this Rider, any attached Riders will continue or end according to their respective terms.

Rider Termination

This Rider will end on the earliest of:

● Your Written Request;

● If you add any Rider after Policy issue that has charges;

● The date when the No-Lapse Credit and the Net Accumulated Value are both less than zero, unless a Catch-Up premium is made; or

● At the end of the Guarantee Period.

Rider Reinstatement

If the Policy has lapsed and you later wish to reinstate it, you will need to satisfy the reinstatement conditions described in the Policy. Upon Policy reinstatement we will bring forward any Catch-Up Amount and any Monthly Deductions Deficit, without interest. Any Catch-Up Amount existing at the time of lapse will need to be paid upon Policy reinstatement if you wish the Short-Term No Lapse Guarantee Benefit provided under this Rider to be in effect. See the YOUR POLICY’S ACCUMULATED VALUE - Lapsing and Reinstatement – Reinstating a lapsed Policy section in this prospectus.

Example

Assumptions:

● Policy is within No-Lapse Guarantee Period

● Accumulated Value of $11,000 before monthly deductions

● Policy Debt of $9,000

● Surrender charge is $1,500

● Policyholder has paid a premium at the beginning of each Policy month at least equal to one twelfth of the No-Lapse Guarantee Premium

● Upcoming Monthly deduction = $2,000

Result:

● Policy Net Accumulated Value after monthly deductions will fall below $0 to -$1,500 ($11,000 - $9,000 - $1,500 - $2,000).

● Policy does not enter the Grace Period since policyholder has paid sufficient premium to meet the minimum No-Lapse Guarantee premium requirement.

Overloan Protection 3 Rider

The Rider guarantees that your Policy will not lapse if the Standard Policy Debt is greater than the Policy’s Accumulated Value, resulting in it being overloaned. On or after the earliest exercise effective date, if all Rider Exercise Requirements have been met you may exercise the Rider by submitting a Written Request. This Rider is automatically issued on your Policy if eligibility requirements are met. There is no charge for this Rider unless you exercise it. See below for charge information.

The Rider After Policy Issue

The Rider cannot be exercised during the first 15 Policy Years before the Insured is Age 75, or while there is an Alternate Loan in effect. Please see Rider Termination below for termination conditions of the Rider before and after exercise. You may not pay premiums or take withdrawals from your Policy after exercise of the Rider. The Rider may not be exercised after the Policy has entered the Grace Period.

Rider Exercise Requirements

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise the Rider and all exercise requirements have been met. The earliest exercise effective date is shown in the Policy Specifications. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

● The Death Benefit Option is Option A. If your policy does not meet this prerequisite, you must change your Death Benefit Option to Death Benefit Option A, by Written Request, prior to Rider exercise. Changes to your Death Benefit Option take effect on the Monthly Payment Date next following your Written Request. Such changes will modify your Total Face Amount and, as a result, this Rider may impact your ability to meet all the exercise conditions described below.

● There is no Alternate Loan Value on the Policy.

● There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

● The Standard Policy Debt is greater than the Total Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

● There are no projected forced distributions of Accumulated Value for any Policy Year.

● The Guideline Premium Limit for the Policy will remain greater than zero at all times prior to Insured’s Age 100.

● The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

● The Policy must not be in the Grace Period.

Contact us if you have any questions about your eligibility to exercise this Rider.

On the exercise effective date, we:

1. Transfer any Accumulated Value in the Investment Options into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations then in effect.

2. Upon each Index Account Segment's Maturity, reallocate the Segment Maturity Value into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations then in effect.

3. Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. The charge ranges from 1.12% to 4.52% of the Policy’s Accumulated Value, and is based on the Insured’s sex, Risk Class and Age as applicable at the time the Rider is exercised. If you never exercise the Rider, there is no charge for it. After you exercise the Rider, and while it continues in effect, the Policy’s lowest Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Standard Policy Debt.

A hypothetical example

For a male standard nonsmoker, Age 85 when the Rider is exercised, the charge will be 2.97% of the Policy’s Accumulated Value on the exercise effective date. If the Policy’s Accumulated Value is $25,000, the charge deducted from the Accumulated Value on the exercise effective date is $742.50. ($25,000 × 2.97% = $742.50).

The Rider After Exercise

After the exercise effective date and as long as the Rider stays in effect, the Policy will not lapse if the Accumulated Value is insufficient to cover Policy charges, even if the insufficiency is caused by overloan.

After the Rider is exercised, the Policy’s Minimum Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Standard Policy Debt. Calculation of the Death Benefit, Minimum Death Benefit and Death Benefit Proceeds is described in the DEATH BENEFITS section in this prospectus.

Effect on Other Riders

Other than this Rider and any term insurance rider on the Insured that contributes to the Total Face Amount of the Policy, any Riders in effect with regularly scheduled charges will be terminated. Additionally, any accelerated death benefit rider will terminate upon exercise of this Rider. Any increases in Face Amount that are scheduled to take effect after exercise of the Rider will be cancelled.

Rider Termination

This Rider will terminate on the earliest of the following events:

● The Policy terminates;

● You make a Written Request to terminate the Rider; or

● If, after the exercise effective date:

● Any premium is paid

● Any withdrawal is taken

● Any loan repayment is made, other than for loan interest due

● Any Policy benefit is changed or added at your request

● Any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Standard Policy Debt exceeds the Accumulated Value is due and payable to us.

Possible Tax Consequences

You should be aware that the tax consequences of this Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when this Rider is exercised. You should consult a tax advisor as to the tax risks associated with this Rider.

Example

A Policy is issued to an Insured age 55 with a Face Amount of $250,000, Death Benefit Option A and the Guideline Premium Test was elected. This Rider is automatically added to the Policy at issue. There is no charge for this Rider until it is exercised. During the first 17 years of the Policy, the Insured makes additional premium payments, withdrawals and takes out Standard Loans (no Alternative Loans were made). Over the next 3 Policy years, the Insured takes out additional Standard Loans on the Policy. This loan activity increases the total amount of Standard Loans which now exceed the Policy’s Accumulated Value, however, the Accumulated Value is still positive.

The Insured decides to exercise this Rider. Upon exercise, the one-time Rider charge will be assessed. No more loans, premium payments, or withdrawals will be allowed while this Rider is in effect. As long as the Rider stays in effect, the Policy will not lapse even if the Accumulated Value is insufficient to cover any Policy charges.

Premier LTC Rider

(This Rider is called “Accelerated Death Benefit Rider for Long-Term Care” in your Policy)

The Premier LTC Rider (LTC Rider) is a long-term care insurance rider that provides benefits for Covered Services incurred for Adult Day Care, Assisted Living Care, Home Health Care, Hospice Care, and Nursing Home Care. The Rider accelerates all or a portion of the Policy’s Death Benefit if you become Chronically Ill. You can only elect the LTC Rider at Policy issue. The Rider allows the Policy Owner to accelerate the Policy’s death benefit proceeds as a monthly benefit for Covered Services while the Insured is Chronically Ill and receiving Qualified Long-Term Care Services at an approved location as prescribed under a Plan of Care, subject to the limitations, exclusions and eligibility conditions defined in the Rider (see the Limitations, Exclusions and Eligibility Conditions for Benefits subsection below).  We assess a monthly charge for the Rider. For more information, please see the APPENDIX: STATE LAW VARIATIONS section in this prospectus. This Rider must be elected at Policy Issue.

This Rider cannot be added to any policy that has the Premier Living Benefit Rider or the Premier Living Benefit Rider 2 attached. You may elect both the Terminal Illness Rider and the LTC Rider at policy issue, as long as the Insured meets the eligibility requirements for each rider.

If you choose to exercise the Rider, at the time we pay any benefit payment, we will reduce your Policy’s Death Benefit by an amount greater than the benefit payment itself, as described in the Rider. Other Policy values, including but not limited to Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

30-Day Right to Examine

The Owner has 30 days from the day this Rider is received to examine and return it to us if the Owner decides not to keep this Rider.  The Owner does not have to tell us the reason for returning this Rider.  The Rider can be returned to us at our Administrative Office or to the Producer through whom it was bought.  If you wish to cancel the Rider without cancelling the Policy, you must return the Policy and this Rider to us so that we can send you back the Policy without this Rider.  We will refund, as a credit to the Policy, the full amount of any Rider Charges paid within 30 days of such a Rider return and the Rider will be void from the start.

Rider Charge

We assess the LTC Rider Charge on each Monthly Payment Date and deduct it from the Policy’s Accumulated Value. The current charge for this rider is $0.01-$1.15 per $1,000 of LTC Net Amount at Risk. The maximum monthly charge for this Rider is equal to (a × b) where:

(a) Is the Maximum Monthly LTC Rider Charge Rate as shown in the Policy Specifications divided by 1000; and

(b) Is the LTC Net Amount at Risk.

During any Claim Period, we will waive any LTC Rider Charges that would occur as part of the Policy Monthly Deduction. The charges will resume when the Claim Period is no longer in effect. Rider charges will apply during any Elimination Period.

A hypothetical example of a Maximum Monthly LTC Rider Charge Calculation:

Assume the following:

● Policy Death Benefit is $1,000,000

● LTC Coverage Amount is $750,000

● Policy Net Amount at Risk (NAR) is $948,351

● Maximum Monthly LTC Rider Charge rate per $1000 of LTC NAR is 0.3426

LTC NAR = $711,263.25. The LTC Net Amount of Risk (NAR) is calculated on each Monthly Payment Date as [a × b] ÷ c where:

(a) Is the LTC Coverage Amount;

(b) Is the Policy’s Net Amount at Risk; and

(c) Is the Policy’s Death Benefit.

LTC Rider Charge = [Maximum Monthly LTC Rider Charge Rate ÷ 1000] x LTC NAR = $243.68

Rider Terms

Acceleration Percentage – an amount used to calculate Policy and Rider values after a benefit payment and after the corresponding reduction to the Policy’s Total Face Amount. It is calculated after each benefit payment as the LTC Benefit Amount divided by the Policy Death Benefit prior to the benefit payment.

Activities of Daily Living – generally include the following self-care functions:

● Bathing oneself

● Continence

● Dressing oneself

● Feeding oneself

● Getting oneself to and from the toilet

● Transferring oneself into or out of a bed, chair or wheelchair.

The Rider attached to your Policy contains more detailed information about these self-care functions.

Adjusted LTC Coverage Amount – the amount used to calculate the Maximum Monthly Benefit Payment Amount. If no benefits have been paid under the Rider, the Adjusted LTC Coverage Amount is equal to the LTC Coverage Amount. Any decrease to LTC Coverage Amount will also decrease the Adjusted LTC Coverage Amount by the same dollar amount, except that the Adjusted LTC Coverage Amount will not be reduced for a benefit payment under this rider. We do not allow increases to the Adjusted LTC Coverage Amount.

Assessment –an evaluation done in the United States by a Licensed Health Care Practitioner to determine or verify that the Insured is a Chronically Ill Individual.

Assisted Living Care – personal/custodial monitoring and assistance with Activities of Daily Living provided in a residential setting in an Assisted Living Facility.

Assisted Living Facility – a facility that is licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing ongoing Assisted Living Care and related services as described in the Rider.

Chronically Ill Individual – an Insured who has been certified in writing as:

● Being unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual for a period of at least 90 days due to a loss of functional capacity; or

● Requiring substantial supervision by another person for protection from threats to the Insured’s health or safety due to a Severe Cognitive Impairment as described in the Rider.

Claim Forms – we will provide Claim Forms for the filing of a Proof of Loss when we receive the notice of claim. If the Owner, Insured or Insured’s Representative does not receive the necessary Claim Forms within 15 days, a Proof of Loss can be filed without them by sending us a letter which describes the occurrence, the character and the extent of the loss for which the claim is made. That letter must be sent to us at our Administrative Office within the time noted below under Proof of Loss.

Claim Period- an uninterrupted period of time during which benefits are being paid under this Rider. The Claim Period for an occurrence begins on the date a benefit payment is made. After the final benefit payment for an occurrence is made, the Claim Period terminates at the end of the day prior to the next Monthly Payment Date.

Confinement or Confined – an Insured who is a resident in a Nursing Home Facility, an Assisted Living Facility or a Hospice Care Facility for a period for which a room and board charge is made.

Covered Services – the types of Qualified Long-Term Care Services the Insured must receive and must be prescribed under a Plan of Care in order to qualify for a benefit to be payable under this Rider.

Elimination Period –the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. The Elimination Period is 90 days for all covered services. The Elimination Period must only be met once; any subsequent claim will not be subject to a new Elimination Period

Home Health Care –medical and non-medical services, provided to ill, disabled or infirm persons by a Home Health Care Agency in their residences.

Home Health Care Agency –an entity that is licensed or certified to provide Home Health Care for compensation by the state in which it operates and employs staff who are qualified by training or experience to provide such care.

Hospice Care –services designed to provide palliative care and alleviate the Insured’s physical, emotional and social discomforts if he or she is Terminally Ill and in the last phases of life.

Hospice Care Facility –a facility that is appropriately licensed or certified to provide Hospice Care in the state in which it operates.

Immediate Family Member – the Insured’s Spouse and the parents, brothers, sisters and children of either the Insured or the Insured’s Spouse by blood, adoption or marriage.

In Good Order – the date the applicable Elimination Period has been completed and all of the requirements under the eligibility conditions for the payment of benefits under this Rider have been met and verified by us.

Licensed Health Care Practitioner – a physician, a registered professional nurse, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States. A Licensed Health Care Practitioner must reside in the United States and cannot be you or an Immediate Family Member.

LTC Coverage Amount – the total benefits payable under the Rider, adjusted for certain policy transactions as further described in LTC Coverage Amount.

LTC Net Amount at Risk (NAR) – the LTC NAR is calculated on each Monthly Payment Date as (a) multiplied by (b) divided by (c) where:

 (a) Is the LTC Coverage Amount;

 (b) Is the Net Amount at Risk of the Policy; and

 (c) Is the Death Benefit of the Policy.

Maintenance or Personal Care Services – means any care the primary purpose of which is the provision of needed assistance with any of the disabilities as a result of which the Insured is a Chronically Ill Individual. This includes protection from threats to health and safety due to Severe Cognitive Impairment.

Minimum LTC Coverage Amount – the minimum amount of long term care coverage available under the Rider; generally $50,000 but varies by state and is shown in your policy specifications.

Monthly Per Diem Limitation – the Per Diem Limitation declared by the Internal Revenue Service and in effect on the date any LTC Benefit is effective, multiplied by the Maximum Per Diem Limitation Percentage shown in the Policy Specifications then multiplied by 30. The IRS releases updated Per Diem Limitations annually.  Current Per Diem Limitations can be found on the IRS’ website at www.irs.gov. You may also contact us at our Life Insurance Operations Center to request a quote for the current Limitations.

Nursing Home Care –nursing care and related services provided on an in-patient basis by a Nursing Home Facility.

Nursing Home Facility – a facility or distinctly separate part of a hospital or other institution that is appropriately licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing Nursing Home Care to inpatients under a planned program supervised by a Physician.

Option C Amount – if Death Benefit Option C is elected, the Option C Amount is the Policy’s Total Face Amount plus premiums paid, less any withdrawals (WD) or other distributions and is subject to Death Benefit Option C Limit as described in the Policy Specifications.

Physician – a doctor of medicine or osteopathy legally authorized to practice medicine and surgery by the state in which he or she performs such function or action (as defined in Section 1861(r)(1) of the Social Security Act).

Plan of Care – a written individualized plan of services which is appropriate and consistent with the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). An approved Plan will be consistent with the care needs that were verified during the process of establishing that the Insured is a Chronically Ill Individual.  When we have received all information required to verify the Plan of Care, which will include the proposed provider of long term care services, we will generally complete the verification process within ten business days of the date of the claimant’s benefit eligibility approval.

Proof of Loss – written Proof of Loss is information satisfactory to us that describes and confirms that the Insured has met the eligibility requirements for the payment of benefits. We will request Proof of Loss; we may require Proof of Loss from the Insured on a monthly or per occurrence basis. An occurrence is an uninterrupted period of time during which the Insured is claiming benefits under this Rider. If the Insured recovers, but later opens a new claim, the subsequent claim will be considered a new occurrence. You must provide written Proof of Loss within 90 days after the occurrence or commencement of any loss covered for which benefits are claimed. However, we will still consider a claim if it was not possible to secure proof within the 90-day time frame and you provided the Proof of Loss as soon as reasonably possible thereafter. Except in the absence of legal capacity, we will not consider an expense to be a Covered Expense if Proof of Loss for that expense is furnished more than one year after the date the proof is otherwise required.

Qualified Long-Term Care Services – services that meet the requirements of Section 7702B(c)(1) of the Internal Revenue Code of 1986, as amended, as follows: necessary diagnostic, preventative, therapeutic, curing, treating, mitigating and rehabilitative services, and Maintenance or Personal Care Services which are required by a Chronically Ill Individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

Severe Cognitive Impairment – means a deficiency in an individual’s short or long-term memory, orientation as to person, place and time, deductive or abstract reasoning, or judgment as it relates to safety awareness.

Terminally Ill – means the Insured has a life expectancy of 12 months or less, as certified by a Physician.

Limitations, Exclusions and Eligibility Conditions for Benefits

To receive the Rider Benefit, you must satisfy the following conditions:

● A Licensed Health Care Practitioner certifies the Insured as being a Chronically Ill Individual;

● The Insured receives care that is a Covered Service under this Rider and care is provided pursuant to a written Plan of Care;

● Coverage under this Rider is In Force on the date(s) the care is received;

● Any assignee or any irrevocable Beneficiary under the Policy must provide written consent to payment of benefits;

● The applicable Elimination Period has been satisfied.

If the Insured recovers from a Chronic Illness and the LTC Coverage Amount has not been exhausted, a new claim may be initiated, subject to the same eligibility requirements that applied to the initial claim. However, the Elimination Period will already have been satisfied. Benefits for subsequent claims will be calculated in the same manner as they were for the initial claim.

You must elect to accelerate benefits under the Policy by making a claim for benefits under this Rider. If the entire Death Benefit under the Policy is accelerated under the terms of this Rider, the Policy will terminate.

Certain pre-existing condition limitations apply. A pre-existing condition is any condition for which the Insured received medical advice or treatment in the six months preceding the LTC Rider Effective Date. If the Insured is Confined for a pre-existing condition that was disclosed in the application, that condition is considered a covered expense and the Elimination Period will begin on the

Rider Effective Date. We will not pay benefits for a Confinement due wholly or in part to a pre-existing condition which is not disclosed in the application if the need for services begins during the first six months after the Rider Effective Date.

The Rider will not pay benefits for:

● Care or services provided by the Insured’s Immediate Family unless:

● He or she is a regular employee of an organization which is providing the treatment, service or care; and

● The organization receives the payment for the treatment, service or care;

● Care or services for which no charge is made in the absence of insurance;

● Care or services that result from an attempt at suicide (while sane or insane) or an intentionally self- inflicted injury;

● Care or services that result from alcoholism or drug addiction;

● Care or services that result from committing or attempting to commit or participating in a felony, riot or insurrection;

● Care or Services received outside the United States unless the initial and any annual renewal certifications are completed by a Licensed Health Care Practitioner.

● Care or services that result from active duty in the armed forces of any nation or international government or units auxiliary thereto, or the National Guard;

● Care or services that result from war or any act of war, whether declared or undeclared;

● Treatment provided in a government facility (unless current or future law requires that this Rider provide coverage);

● Services for which benefits are available under Medicare or other governmental program (except Medicaid), any state or federal workers’ compensation, employer’s liability or occupational disease law, or any motor vehicle no-fault law; or

● Services received while this Rider is not In Force, except as provided in the Extension of Benefits provision.

LTC Coverage Amount

The LTC Coverage Amount is the maximum amount of benefits payable under this Rider. The initial LTC Coverage Amount is shown in the Policy Specifications and is adjusted thereafter as described below. The LTC Coverage Amount will never exceed the Policy’s Total Face Amount, or, if Death Benefit Option C is in effect, the lesser of the Total Face Amount or the Option C Amount.

The LTC Coverage Amount will be decreased at the time:

● We receive your Written Request;

● We pay a benefit in accordance with the terms of the Rider;

● A withdrawal from the Policy occurs; or

● The LTC Coverage Amount is greater than the Policy’s Total Face Amount; or, if you selected Death Benefit Option C, the LTC Coverage Amount will be decreased to the lesser of the Policy’s Total Face Amount or the Option C Amount.

Transaction	Reduction to LTC Coverage Amount	LTC Coverage Amount After Transaction
Benefit Payment	LTC Benefit Amount	A – B where: A is the LTC Coverage Amount before Benefit Payment; and B is the LTC Benefit Amount See Example #1 below
Withdrawal	Withdrawal /Policy Death Benefit x LTC Coverage Amount	A x ( 1- B/C) where: A is the LTC Coverage Amount before the withdrawal; B is the Withdrawal; and C is the Policy Death Benefit before the withdrawal See Example #2 below
Other reduction to the Total Face Amount (Death Benefit Option A or B is in effect)	Maximum of A or (B – C) where: A is 0; B is the LTC Coverage Amount; and C is the Policy Face Amount after the face reduction	Minimum of A or B where: A is the LTC Coverage Amount before the reduction to Total Face Amount; and B is the Total Face Amount after the reduction See Example #3 below

Transaction	Reduction to LTC Coverage Amount	LTC Coverage Amount After Transaction
Other reduction to the Total Face Amount (Death Benefit Option C is in effect)	Maximum of A or (B – C) where: A is 0; B is the LTC Coverage Amount; and C is the lesser of Policy Face Amount after the face reduction or the Option C Amount after the face reduction

Minimum of A, B or C where:

A is the LTC Coverage Amount before the reduction to Total Face Amount;

B is the Total Face Amount after the reduction;

C is the Option C Amount after the reduction to Total Face Amount

See Example #4 below

If no benefits have been paid under the Rider, the Adjusted LTC Coverage Amount is equal to the LTC Coverage Amount. Any decrease to LTC Coverage Amount will also decrease the Adjusted LTC Coverage Amount by the same dollar amount, except that the Adjusted LTC Coverage Amount will not be reduced for a benefit payment under this rider. We do not allow increases to the Adjusted LTC Coverage Amount.

Hypothetical Example #1:

Assume the following:

● LTC Coverage Amount at issue is $750,000 and Total Face Amount is $1,000,000

● LTC Benefit Amount = $10,000

Then:

LTC Coverage Amount = $740,000 ($750,000 - $10,000)

Adjusted LTC Coverage Amount = $750,000 (benefit payment does not reduce the Adjusted LTC Coverage Amount)

Hypothetical Example #2:

Assume the following:

● LTC Coverage Amount is $740,000;

● Death Benefit Option B

● Adjusted LTC Coverage Amount is $750,000,

● Total Face Amount is $1,000,000

● Accumulated Value is $50,000

● Death Benefit is $1,050,000

● Withdrawal processed for $25,000

Then:

LTC Coverage Amount after WD = LTC Coverage Amount before Withdrawal x (1 – WD/DB) = $722,380.95

This is a reduction of $17,619.05 (740,000 – 722,380.95). The same dollar amount reduces the Adjusted LTC Coverage Amount.

Adjusted LTC Coverage Amount = $732,380.95

Hypothetical Example #3:

Assume the following:

● LTC Coverage Amount is $722,380.95

● Adjusted LTC Coverage Amount is $732,380.95

● Total Face Amount is $1,000,000

If there is a policy transaction that reduces the Total Face Amount to $800,000 there is no reduction to the LTC Coverage Amount or the Adjusted LTC Coverage Amount. This is because the LTC Coverage Amount of $722,380.95 is still less than the Total Face Amount after reduction to $800,000.

If a there is a policy transaction that reduces the Total Face Amount to $600,000, then the LTC Coverage Amount is reduced to $600,000 so that the LTC Coverage Amount does not exceed the Total Face Amount. This is a reduction of $122,380.95 and this same dollar amount will reduce the Adjusted LTC Coverage Amount. The Adjusted LTC Coverage Amount after this reduction is $610,000.

Hypothetical Example #4: (Option C)

Assume the following:

● LTC Coverage Amount is $950,000

● Adjusted LTC Coverage Amount is $950,000

● Total Face Amount is $1,000,000

● DB Option C is in effect

● Cumulative Premiums = 100,000

● Cumulative Withdrawals = 150,000

The Option C Amount before the face reduction = 950,000 (1,000,000 + 100,000 – 150,000)

The Face Amount is reduced to 975,000

After this reduction to Total Face Amount, the Option C Amount is 925,000 (975,000 + 100,000 – 150,000)

Although the LTC Coverage Amount does not exceed the Total Face Amount after the reduction to the Total Face Amount, the LTC Coverage Amount does exceed the Option C Amount. Therefore, after the reduction to the Total Face Amount, the LTC Coverage Amount is reduced to $925,000. (The Adjusted LTC Coverage Amount is also reduced to $925,000).

The Rider at Exercise

The LTC Benefit Amount is the lesser of the dollar amount you requested or the Maximum Monthly Benefit Payment Amount available under this Rider. Any requested LTC Benefit Amount may not be less than the Minimum Monthly Benefit Payment Amount.

The Maximum Monthly Benefit Payment Amount is the lesser of:

● The Maximum Monthly Percentage multiplied by the Adjusted LTC Coverage Amount; or

● The Monthly Per Diem Limitation; or

● The LTC Coverage Amount.

The Maximum Monthly Percentage is the maximum percentage of the Adjusted LTC Coverage Amount that will be paid as a monthly LTC Benefit. You elect the Maximum Monthly Percentage shown in the Policy Specifications at Policy issue and cannot change it thereafter.

Provided the Policy is not in its Grace Period, the amount of the LTC Benefit Proceeds is equal to (a - b) where:

(a) Is the LTC Benefit Amount; and

(b) Is any Total Policy Debt immediately prior to the benefit payment, multiplied by the Acceleration Percentage.

LTC Benefit Proceeds During Policy Grace Period - If benefit payment is made while the Policy is in its Grace Period, we reduce the payment by any unpaid Monthly Deductions. The LTC Benefit Proceeds are equal to: (a – b – c) where:

(a) Is the LTC Benefit Amount; and

(b) Is any Total Policy Debt immediately prior to the benefit payment, multiplied by the Acceleration Percentage; and

(c) Is any Monthly Deductions due and unpaid immediately prior to the benefit payment, multiplied by 1 minus the Acceleration Percentage.

If (b + c) is greater than (a), no benefit payment will be made and the Policy will remain In Force.

A hypothetical example where the Policy is not in the Grace Period:

Assume the following:

● LTC Coverage Amount is $750,000

● LTC Benefit Amount is $10,000

● Total Policy Debt before the benefit payment is $5,000

● Policy Death Benefit before the LTC Benefit Amount is $1,000,000

Acceleration Percentage = 10,000 ÷ 1,000,000 = 1%

LTC Benefit Proceeds = 10,000 – (5,000 x 1%) = $9,950.00

A hypothetical example where the Policy is in the Grace Period:

Assume the following:

● LTC Coverage Amount is $750,000

● LTC Benefit Amount is $10,000

● Policy Accumulated Value is $15,000

● Standard Policy Debt before the benefit payment is $10,000

● Alternate Policy Debt before the benefit payment is $5,200

● Total Policy Debt (Standard Policy Debt + Alternate Policy Debt) before the benefit payment is $15,200

● Monthly Deductions due and unpaid is $200

● Policy Death Benefit before the LTC Benefit Amount is $1,000,000

Acceleration Percentage = 10,000 ÷ 1,000,000 = 1%

We will reduce Standard Policy Debt, Accumulated Value and Monthly Deductions due and unpaid each by the Acceleration Percentage (1%). If your Policy has an alternate loan under an alternate loan rider, then any Alternate Policy Debt is also reduced by the Acceleration Percentage (1%).

● Accumulated Value after the benefit payment is $14,850

● Standard Policy Debt after the benefit payment $9,900

● Alternate Policy Debt after the benefit payment $5,148

● Monthly Deductions due and Unpaid after the benefit payment is $198.00

LTC Benefit Proceeds = $10,000 - $152 - $198 = $9,650.00

If a benefit payment is made on the Monthly Payment Date, the benefit payment will be processed before the calculation of the Policy Monthly Deductions.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, the following values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

● The Policy’s Total Face Amount;

● The Policy’s Accumulated Value;

● Any Alternate Accumulated Value of the Policy or any rider;

● Any Standard Policy Debt;

● Any alternate loan values (including Alternate Policy Debt),

● Any Surrender Charge applicable for each Coverage Layer unless the Policy has a Maximum Surrender Charge. If your Policy has a Maximum Surrender Charge, it will be reduced by the Acceleration Percentage;

● Any Monthly Deduction due and unpaid during a Policy Grace Period;

● For Policies with Death Benefit Option C, the sum of the premiums less withdrawals and other distributions as described in the Policy; and

● For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

For example, if the Acceleration Percentage is 2%, each of the above values is reduced by 2% as shown below:

Policy Value	Before benefit payment	Reduction (2% x Value)	After benefit payment
Total Face Amount	$500,000	$10,000	$490,000
Accumulated Value	$50,000	$1,000	$49,000
Standard Policy Debt	$25,000	$500	$24,500
Alternate Policy Debt	$25,000	$500	$24,500
Surrender Charge	$1,000	$20	$980

Other values reduced by the Acceleration Percentage are reduced in a similar manner as shown in the example above.

The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider. You may not decrease the Total Face Amount starting on the date a claim is In Good Order and continuing until the end of that Claim Period.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following a Benefit payment.

After reduction to your Policy’s Accumulated Value and any Total Policy Debt, any amount of Monthly Deductions that are due and unpaid at the time of a benefit payment are reduced by an amount equal to the Acceleration Percentage multiplied by the Monthly Deduction due and unpaid prior to the benefit payment.

Transfers of Accumulated Value during any Claim Period

Transfers from the Fixed Account or the Fixed LT Account to the Variable Investment Options are not permitted. You may transfer Accumulated Value from the Variable Investment Options to the Fixed LT Account, subject to limitations on allocations to the Fixed Options.

Other Effects on the Policy

Beginning on the date a claim is In Good Order under this Rider:

● We will not allow Death Benefit Option Changes, except for changes into Death Benefit Option A;

● We will not allow any requested increases in benefits under the Policy or any Riders; and

● We will discontinue the Automated Income Option or any other systematic distribution program in effect.

You may not request a Policy Loan or Policy Withdrawal starting on the date a claim is In Good Order and continuing until the end of that Claim Period. When a Claim Period is no longer in effect, Policy Loans and Policy Withdrawals will be available according to the terms of the Policy.

The Riders After Exercising the Premier LTC Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. Charges may be affected by the reduction in benefits and policy values. In addition:

● For any no-lapse guarantee rider using no lapse guarantee premiums (Short-Term No-Lapse Guarantee Rider), the no-lapse premium and the no-lapse credit will be reduced on the date of each benefit payment;

● Overloan protection riders (Overloan Protection 3 Rider) cannot be exercised starting on the date a claim is In Good Order and continuing until the end of that Claim Period;

● The Indexed Termination Credit Accrued provided by the Minimum Indexed Benefit Rider will be reduced on each Benefit Payment Date by an amount equal to the Indexed Termination Credit Accrued prior to the Benefit Payment multiplied by the Acceleration Percentage.

Lapse Protection during Claim Period

During any Claim Period, the Policy and Riders will not lapse. On each Monthly Payment Date during any Claim Period, we will make a determination of the Policy’s Net Accumulated Value. If the Policy’s Net Accumulated Value is greater or equal to zero, the Net Accumulated Value will not be reduced to less than zero, except for any amount attributable to any loan or alternate loan that would otherwise reduce the Net Accumulated Value. If the Policy’s Net Accumulated Value is less than zero, the Net Accumulated Value will not be reduced further, except for any amount attributable to any loan or alternate loan that would otherwise reduce the Net Accumulated Value. Policy loans and alternate loans will continue to be processed according to the Policy and may result in a negative Net Accumulated Value. You may have to pay additional Premium to prevent your Policy and any Riders from lapsing when the Claim Period is no longer in effect. If the Insured dies during the Claim Period, we will pay the Policy’s Death Benefit as defined in the contract. If we receive notification of the Insured’s death before a benefit payment is made, we will not make the benefit payment. If we receive notification of the Insured’s death after a benefit payment is made, the benefit payment will reduce the Death Benefit proceeds payable under the Policy.

A hypothetical example with no Total Policy Debt:

Assume the following:

● Accumulated Value prior to Monthly Deductions or benefit payment is $1,201

● At benefit payment, Acceleration Percentage is 1%

● Accumulated Value after benefit payment, but before Monthly Deductions is $1,189

● Monthly Deductions due is $1,500

We will limit monthly deductions to $1,189 so that after the monthly deductions are assessed, the Accumulated Value is 0. The difference is “offset” and there is no requirement that this offset amount ever be repaid.

A hypothetical example with Total Policy Debt:

Assume the following:

● Accumulated Value prior to Monthly Deductions or benefit payment is $1,201

● Standard Policy Debt prior to benefit payment is $250

● Alternate Policy Debt prior to benefit payment is $250

● Total Policy Debt (Alternate Policy Debt + Standard Policy Debt) prior to benefit payment is $500

● At benefit payment, Acceleration Percentage is 1%

● Accumulated Value after benefit payment, but before Monthly Deductions is $1,189

● Standard Policy Debt after the benefit payment is $247.50

● Alternate Policy Debt after the benefit payment is $247.50

● Total Policy Debt ( Alternate Policy Debt + Standard Policy Debt) after the benefit payment is $495

● Net Accumulated Value is $694 ($1,189 - $495)

● Monthly Deductions due is $1,500

We will limit monthly deductions to $694 so that after the monthly deductions are assessed, the Net Accumulated Value is 0. The difference is “offset” and there is no requirement that this offset amount ever be repaid. Note that the Standard loan interest charge will be added to the Standard Policy Debt and the Alternate Loan interest charge will be added to the Alternate Policy Debt so that the Net Accumulated Value at the end of the month will be negative.

Rider Termination

The Rider is effective on the Rider Effective Date unless otherwise stated. It will terminate on the same date any of the following occur:

● The Insured’s death;

● The Rider is cancelled pursuant to the Owner’s request;

● Exercise of any Policy overloan protection (Overloan Protection 3 Rider);

● Any terminal illness benefit payment resulting in an Adjusted LTC Coverage Amount that is less than the Minimum LTC Coverage Amount;

● The LTC Coverage Amount is zero; or

● The Policy is terminated.

Lapse and Reinstatement

The Policy’s Lapse and Reinstatement section applies to the Rider, except as follows:

● We will provide Notice of pending lapse or termination for non-payment of premium to you and the Insured, any assignee of record and any additional designee;

● To protect the Policy and Rider against unintentional lapse, you must designate at least one additional person to receive the lapse notice or you must waive the designation in writing;

● We will waive any LTC Rider Charges that would occur as part of the Policy Monthly Deduction during any Claim Period;

● The Policy and Riders will not lapse during any Claim Period and the Policy’s Net Accumulated Value will not be reduced to less than zero, except for amounts attributable to Policy loans.

You may have to pay additional Premium to prevent your Policy and any Riders from lapsing when the Claim Period is no longer in effect.

You can reinstate your Rider under the Rider’s Reinstatement provision within six months from the end of the Grace Period and subject to our approval of your reinstatement application. A reinstated Rider will only cover loss resulting from an injury or condition that begins after the date of reinstatement. Otherwise, you will have the same rights under the Rider as you had before it terminated. If the Rider terminates while the Insured is Chronically Ill, we may reinstate coverage subject to conditions described in the Rider.

You cannot reinstate the Rider after six months from the end of the Grace Period, even if your Policy is reinstated.

Extension of Benefits

If this Rider terminates while the Insured is Confined in a Nursing Home Facility, Hospice Care Facility, or an Assisted Living Facility, benefits may be paid for such Confinement if the Confinement began while this Rider was In Force and the Confinement continues without interruption after termination. Extension of benefits stops on the earliest of:

● The date when the Insured no longer meets the eligibility for the payment of benefits requirements;

● The date the Insured is no longer Confined in a Nursing Home Facility, Hospice Care Facility, or an Assisted Living Facility; or

● The date when the LTC Coverage Amount remaining after a monthly benefit payment is zero.

This Extension of Benefits provision is subject to all provision of this rider and all applicable coverage maximums.

If benefits are continued under this Extension of Benefits provision because the Policy has lapsed, no Death Benefit will be payable to the beneficiary under the Policy.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected. See the VARIABLE LIFE INSURANCE AND YOUR TAXES- Modified Endowment Contracts and the HOW PREMIUMS WORK - Limits on the Premium Payments You Can Make sections in this prospectus for more information on the relation of the Policy’s Death Benefit to premium payments and Modified Endowment Contract status.

Claims Provisions

We prefer that either you or the Insured notify us as soon as the Insured first becomes eligible and may soon need care covered by this Rider. Notify us even if you or the Insured is unsure, and we can help determine whether the Insured is eligible for benefits. To file a claim, you or the Insured may call us, notify us in writing or submit a completed Claim Form we provide.

When we receive the notice of claim, we will expect the Insured to submit a completed Claim Form. The information needed to establish the Insured’s eligibility for benefits will include:

● Certification by a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual;

● Confirmation through sufficient Proof of Loss that the Insured has incurred an expense for a Qualified Long-Term Care Service to initiate the Elimination Period; and

● A Plan of Care.

In order to ensure that the Insured continues to meet the eligibility conditions for Rider Benefits throughout the Claim Period, we reserve the right to have the Insured evaluated by our nurse, to contact the Insured’s Physician(s) or other care provider and to review the Insured’s medical records at any time during the Claim Period.

We will provide Claim Forms for the filing of a Proof of Loss when we receive the notice of claim. If you, the Insured or the Insured’s Representative does not receive the necessary Claim Forms within 15 days, you can file a Proof of Loss without them by sending us a letter describing the occurrence, the character and the extent of the loss for which the claim is made. That letter must be sent to us at our Administrative Office within 90 days following the loss for which benefits are claimed. We will not pay benefits until we verify eligibility for benefits.

Once a claim is In Good Order, benefit payments will start within 30 business days. Benefit payments will be made as long as the insured continues to meet the eligibility for the payment of benefits and our liability continues. Any periodic benefit payments will be made on a monthly basis as long as the loss and our liability continue. We pay the Benefits to you (or your designee) unless the Policy has been otherwise assigned.

If you or the Insured disagree with our decision regarding a claim, you may submit a Written Request for reconsideration of your claim within 60 days of that decision. Any internal review of claim decisions will be consistent with applicable laws and regulations. You or the Insured should submit any additional information that you or the Insured feel is necessary for our review.

Care Coordination

The Rider provides access to Care Coordination under a national long-term care services referral network via a toll-free telephone number. Care Coordination helps identify a person’s functional, cognitive, personal and social needs for care and services and can help link the person to a full range of appropriate services. Services include free consultation, Assessments and tailored information to assist in planning and implementing a Plan of Care. There is no additional charge for this service and it has no effect on the LTC Coverage Amount. This service is subject to availability and may be modified, suspended, or discontinued at any time upon thirty days written notice.

Premier Living Benefits Rider 2

(This Rider is called “Accelerated Death Benefit Rider for Chronic Illness and Terminal Illness” in your Policy.)

This Rider is only available at Policy issue and is not available for Policy’s issued in California. See Premier Living Benefits Rider below for Policy’s issued in California. In addition, this Rider is not available for Policy’s issued with the Terminal Illness Rider.

The Premier Living Benefits Rider is a chronic illness and terminal illness Rider that provides protection from the financial impacts of becoming chronically ill or terminally ill by providing acceleration of a portion of the Death Benefit.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay any Benefit payment, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

There is no separate premium requirement for this Rider. However, this Rider does not eliminate the need to pay premiums to keep the Policy in force. Even when receiving payment benefits under this Rider, the Owner must continue to pay any necessary premiums to avoid policy lapse.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Accelerated Death Benefit – the adjusted death benefit or portion of death benefit that is paid to a Chronically or Terminally Ill Individual.

Activities of Daily Living – generally include the following self-care functions:

● Bathing oneself

● Continence

● Dressing oneself

● Feeding oneself

● Getting oneself to and from the toilet

● Transferring oneself into or out of a bed, chair or wheelchair.

The Rider attached to your Policy contains more detailed information about these self-care functions.

Benefit Payment – the periodic or lump sum payment of the Accelerated Death Benefit proceeds.

Benefit Payment Date – the date or dates that a Benefit Payment is paid. Benefits will be paid when we confirm that the Insured has met the required conditions. See the Eligibility Conditions subsection below.

Certification of Illness – is either of the following:

● A written certification from a Licensed Health Care Practitioner that the insured is a Chronically Ill Individual who meets the conditions of this Rider. Each certification is valid for a 12-month period and must state that the Chronic Illness is expected to be permanent; or

● A written certification from a Licensed Physician that the insured is a Terminally Ill Individual who meets the conditions of this Rider. The certification must include the clinical, radiological or laboratory evidence of the condition that supports the certification.

We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Health Care Practitioner or Licensed Physician, eligibility for Benefits will be determined by a third party Licensed Health Care Practitioner or Licensed Physician who is mutually acceptable to you and to us.

Chronic Illness - a medical condition where the Chronically Ill Individual has received a certification of illness that states:

● They are permanently unable to perform at least two Activities of Daily Living without hands-on or stand-by assistance from another individual; or

● They require permanent continual supervision by another person for protection from threats to the Insured’s health or safety due to severe cognitive impairment (deficiency in short or long-term memory, orientation as to person, place, and time, deductive or abstract reasoning, or judgment as it related to safety awareness.

Chronically Ill Individual – an Insured who has been certified as having a Chronic Illness.

Initial Eligible Amount – the lesser of the Maximum Lifetime Chronic Illness Benefit or the Death Benefit, when the first Benefit Payment under this Rider is made.

Licensed Health Care Practitioner – a physician, registered nurse, licensed social worker or other individual whom the United States Secretary of the Treasury may prescribe by regulation, and resides in the United States. A Licensed Health Care Practitioner may not be the Insured, the Owner, or the Insured’s or Owner’s spouse, child, stepchild, brother or sister, parent or grandparent, or the spouse, child, stepchild, brother, sister, parent, or grandparent of any of these persons. The Licensed Health Care Practitioner must be independent of us, meaning he or she may not be our employee or be compensated in a manner that is linked to the outcome of the certification.

Licensed Physician – a physician who is licensed and residing in the United States and the physician is not the Owner, the Insured, or the Insured’s or Owner’s spouse, child, stepchild, brother or sister, parent or grandparent, or the spouse, child, stepchild, brother, sister, parent, or grandparent of any of these persons. The Licensed Physician must be independent of us, meaning he or she may not be our employee or be compensated in a manner that is linked to the outcome of the certification.

Maximum Lifetime Chronic Illness Benefit – the maximum amount of Death Benefit that you can accelerate as a Chronic Illness Benefit during the Insured’s lifetime, as shown in your Policy Specifications. The Chronic Illness Benefit will not exceed the actual death benefit at the time this Rider is exercised.

Per Diem Limitation – used in the calculation of the Chronic Illness Benefit. Either annual or monthly Benefit Payments may be elected and they are determined as follows:

● Annual Per Diem Limitation – the Per Diem Limitation as declared by the Internal Revenue Service on each Benefit Payment Date multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 365.

● Monthly Per Diem Limitation – the Per Diem Limitation as declared by the Internal Revenue Service on each Benefit Payment Date multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 30.

Terminal Illness – A medical condition where the Terminally Ill Individual has been certified to have a life expectancy that is reasonably expected to be 12-months or less from the Benefit Date.

Terminally Ill Individual – an Insured who has been certified as having a Terminal Illness.

Eligibility Conditions – Chronic Illness or Terminal Illness

Eligibility Conditions – To receive an Accelerated Death Benefit, all the following conditions must be satisfied:

● The Policy Owner must provide a written Request for Benefits. If we need additional information, within 15 days of our receipt of the written Request for Benefits, a Benefit Form will be provided to the Insured. You must submit written proof that the Insured is either a Chronically Ill or Terminally Ill Individual.

● The Insured must provide Certification of Illness that they are either a Chronically Ill Individual or a Terminally Ill Individual, whichever applies.

● The Owner must provide us with the written consent of the assignee of record named under the Policy, if any, or the irrevocable beneficiary named under the Policy, if any.

● There is no legal requirement that the benefit be used to meet the claims of creditors, whether in bankruptcy or otherwise, and there shall be no government agency that requires the benefit to apply for, obtain, or keep a government benefit or entitlement.

● The Chronic or Terminal Illness shall not be the result of attempted suicide, or intentionally self-inflicted injury.

Request for Benefits – A written request for benefits may be for either one of the following:

● Chronic Illness Benefits – may be made at any time after the date the Insured develops a Chronic Illness as defined in this Rider. Only one request for Chronic Illness Benefits may be submitted during any 12-month period and each request must include a new Certification of Illness. Requests should also include the desired dollar amount and your election of annual or monthly benefit proceeds.

● Terminal Illness Benefits - may be made at any time after the date the Insured develops a Terminal Illness as defined in this Rider. A request should include the desired dollar amount which is paid in one lump sum.

Accelerated Death Benefit Payments and Values – Chronic Illness Benefit

The Chronic Illness Benefit is the Accelerated Death Benefit payable when the Insured is a Chronically Ill Individual who has met the Eligibility Conditions subsection referenced above.

Chronic Illness Benefit Proceeds - the amount of Chronic Illness Benefits that is payable on each Benefit Payment Date.

The Chronic Illness Benefit Proceeds are equal to a – (b x c) – (d x c), where:

a = The Chronic Illness Benefit;

b = The Total Policy Debt prior to the payment of the Chronic Illness Benefit;

c = The Chronic Illness Acceleration Percentage; and

d = The sum of any Monthly Deductions that are due and unpaid prior to the payment of the Chronic Illness Benefit, if the Policy is in the Grace Period.

The Chronic Illness Acceleration Percentage is equal to (a ÷ b), where:

a = The Chronic Illness Benefit; and

b = The Chronic Illness Reduction Factor multiplied by the Death Benefit on the Benefit Payment Date.

The Chronic Illness Reduction Factor is equal to (c + d) ÷ e, where:

c = 100% of the Cash Surrender Value immediately prior to the benefit payment;

d = The Chronic Illness Risk Factor (which varies based on the Insured’s attained Age, sec and Risk Class, the Accelerated Death Benefit Interest Rate, and a mortality table for disabled lives declared by us) times the result of the Death Benefit less the greater of zero or the Accumulated Value immediately prior to the benefit payment; and

e = The Death Benefit.

Election of Proceeds - The Chronic Illness Benefit Proceeds may be paid in one annual payment or in 12-monthly payments. Proceeds will be paid as an annual benefit unless you elect to receive monthly payments.

Annual Benefit Proceeds – Under this option, you may elect to receive one annual payment that will not exceed the Maximum Annual Chronic Illness Benefit Amount. A new Certification of Illness is required before each election date, which is the start of a new 12-month period. The following stipulations apply:

● The amount of Chronic Illness Benefits requested may not be less than the Minimum Annual Chronic Illness Benefit Amount shown in the Policy Specifications; and

● The amount of Chronic Illness Benefits paid will never be greater than the Maximum Annual Chronic Illness Benefit Amount.

Monthly Benefit Proceeds – Under this option, you may elect to receive proceeds in 12-monthly payments that will result in payment of the Chronic Illness Benefit Proceeds over a 12-month election period or until you cancel your request. The amount of Monthly Benefit Proceeds may vary from month to month, but will not exceed the Maximum Monthly Chronic Illness Benefit Amount (shown in the Policy Specifications) each Benefit Payment Date. A new Certification of Illness is required before each election date, which is the start of each new 12-month period however a new Request for Benefits will not be required. The following stipulations apply:

● The amount of the Chronic Illness Benefits requested may not be less than the Minimum Monthly Chronic Illness Benefit Amount shown in the Policy Specifications;

● The Chronic Illness Benefit will never be greater than the Maximum Monthly Chronic Illness Benefit Amount on that Benefit Payment Date; and

● You may not change the dollar amount of the Chronic Illness Benefits you requested.

You may cancel an election of Monthly Benefit Proceeds at any time during the 12-month period that the Monthly Benefit Proceeds are being paid. However, a new Request for Chronic Illness Benefits may not be made until 12-months after the date the prior Request for Benefits was processed. Upon canceling your election, you will not receive any remaining monthly payments due and unpaid for the current 12-month election period.

Proceeds (annual or monthly) will be paid to you (or your designee) or your estate while the Insured is still living, subject to any required acknowledgment of concurrence for payout. Upon the death of the Owner we will pay the benefit, provided the benefit is requested prior to the Owner’s death, to his or her estate. Any payment of proceeds that is made in good faith by us is deemed irrevocable. Accelerated Death Benefits are paid as described in this Rider.

The Total Accelerated Chronic Illness Benefit is equal to the amount that the Death Benefit has been reduced as a result of paying an Accelerated Death Benefit under this Rider. The Total Accelerated Chronic Illness Benefit is equal to zero at the date of issue of this Rider.

Example

Assumptions

● Accumulated Value is $150,000

● Chronic Illness Benefit is $65,000

● Death Benefit is $600,000

● Cash Surrender Value is $100,000

● Chronic Illness Factor is 48.57734%

● Policy Debt is $20,000

The Reduction Factor is 0.5309967 = [$100,000 + 0.4857734 x ($600,000 - $150,000)] ÷ $600,000.

The Acceleration Percentage is 20.40188% = $65,000 ÷ (0.5309967 x $600,000)

The Chronic Illness Benefit Proceeds is $60,919.62 = $65,000 - ($20,000 x 0.2040188)

End of Example

Accelerated Death Benefit Payment and Values – Terminal Illness Benefit

Terminal Illness Benefit Proceeds – Terminal Illness Benefit Proceeds is the amount of Terminal Illness Benefit that is payable on the Benefit Payment Date. Terminal Illness Benefit Proceeds will be paid in one lump sum and are at least equal to the Acceleration Percentage multiplied by the difference between the current Cash Surrender Value and any outstanding Total Policy Debt. More details about the calculation are in the Policy Specifications. We will pay the Terminal Illness Benefit Proceeds only once per Policy.

The Terminal Illness Acceleration Percentage is equal to (a ÷ b), where:

a = The Terminal Illness Benefit; and

b = The Terminal Illness Eligible Coverage on the Benefit Payment Date.

The Terminal Illness Benefit is the Accelerated Death Benefit payable when the Insured is a Terminally Ill Individual who has met the Eligibility Conditions subsection referenced above.

The Terminal Illness Eligible Coverage is the portion of the Policy Death Benefit that will qualify for determining the Terminal Illness Benefit under this Rider. The Terminal Illness Eligible Coverage is listed in the Policy Specifications. The Terminal Illness Eligible Coverage does not include:

● Any insurance under the Policy on the life of someone other than the Eligible Insured; or

● Any rider, on the Insured, that is not explicitly listed as being Terminal Illness Eligible Coverage.

Example

Assumptions:

● Eligible Coverage is $100,000

● Terminal Illness Benefit is $75,000

● Accelerated Death Benefit Interest Rate is 8%

● Cash Surrender Value is $25,000

● Policy Debt is $10,000

● Processing Charge is $0

The Acceleration Percentage is 75% = ($75,000 ÷ $100,000)

The Terminal Illness Reduction Factor is 0.92592593 = 1 ÷ (1 + 0.08)

The Terminal Illness Benefit Proceeds is $63,333.33 = [($100,000 - $25,000) x 0.92592593 + $25,000] x 0.75 - ($10,000 x 0.75) - 0

End of Example

Request for Benefits

Processing the Request for Benefits – Depending on whether a Chronic Illness Benefit or a Terminal Illness Benefit is requested, we will do one of the following on each Benefit Payment Date.

Upon request for Chronic Illness Benefits, we will:

● Calculate the Chronic Illness Benefit Proceeds;

● Verify that the Policy is not in the Grace Period. If it is, the Chronic Illness Benefit will be reduced by the amount needed to pay any portion of the Monthly Deduction due;

● Limit the Chronic Illness Benefit Proceeds to the Maximum Annual Chronic Illness Benefit Amount or Maximum Monthly Chronic Illness Benefit Amount, each shown in the Policy Specifications, as applicable; and

● Reduce Policy and Rider values as described herein.

Upon request for Terminal Illness Benefits, we will:

● Calculate the Terminal Illness Benefit Proceeds;

● Limit the Terminal Illness Benefit as shown in Terminal Illness Benefit Limitation shown in the Policy Specifications;

● Reduce Policy and Rider values as described herein; and

● Terminate any Chronic Illness Benefits.

Accelerated Death Benefits are payable immediately beginning on the Benefit Date. If payment of Accelerated Death Benefit proceeds is delayed thirty-one (31) calendar days after the Benefit Date, we will pay Death Benefit Proceeds Additional Interest as described in the Death Benefit Proceeds section of the Policy. Such additional interest rate will be applied to the Accelerated Death Benefit proceeds beginning on the 31st calendar day referenced above, to each Benefit Payment Date.

Rider Effects on Your Policy

When you exercise the Rider and we pay Benefit Proceeds, the following values will be reduced by an amount equal to the value below multiplied by the applicable Chronic or Terminal Illness Acceleration Percentage. On each Benefit Payment Date, the following values will be reduced:

● The Total Face Amount;

● The Accumulated Value;

● The surrender charge for each Coverage Layer;

● Any Standard Policy Debt;

● For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and

● For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

Other Rider Effects on the Policy

After we make the initial Benefit Payment under the Rider:

● You can change your Death Benefit Option, but only to Death Benefit Option A;

● We will not allow any requested increases in benefits under the Policy or any Riders;

● Policy Loan availability will continue according to Policy terms; and

● We may discontinue any systematic distribution program in effect.

Premier Living Benefits Rider 2 Effects on Other Riders

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

● If the Policy has an alternate loan under an alternate loan rider, then any alternate loan values are reduced by the Acceleration Percentage under this Rider. Alternate Policy Debt, Alternate Loan and Alternate Loan Interest Charged are all reduced on each Benefit Payment Date by an amount equal to their respective values prior to the payment of Accelerated Death Benefit proceeds, multiplied by the Acceleration Percentage.

● Face Amounts for any term insurance rider (Annual Renewable Term Rider and Scheduled Annual Renewable Term Rider) on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

● For any no-lapse guarantee rider using no lapse guarantee premiums (Short-Term No-Lapse Guarantee Rider), the no-lapse premium and any no-lapse credit will be reduced on the date of each Benefit Payment by an amount equal to the applicable no-lapse guarantee premium or no-lapse credit prior to the payment of Benefit Proceeds, multiplied by the Acceleration Percentage;

● For any no-lapse guarantee rider that is based on a no-lapse guarantee value (Flexible Duration No-Lapse Guarantee Rider), the no-lapse guarantee value will be reduced on each Benefit Payment Date by an amount equal to the no-lapse guarantee value prior to payment of Benefit Proceeds, multiplied by the Acceleration Percentage;

● For policies with overloan protection riders (Overloan Protection 3 Rider), the overloan protection riders will terminate at the time the first Benefit Proceeds are paid;

● The Indexed Termination Credit Accrued provided by the Minimum Indexed Benefit Rider will be reduced on each Benefit Payment Date by an amount equal to the Indexed Termination Credit Accrued prior to the Benefit Payment multiplied by the Acceleration Percentage.

Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code. You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death

Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected. See the VARIABLE LIFE INSURANCE AND YOUR TAXES- Modified Endowment Contracts and HOW PREMIUMS WORK - Limits on the Premium Payments You Can Make sections in this prospectus for more information on the relation of the Policy’s Death Benefit to premium payments and Modified Endowment Contract status.

Rider Termination

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

● Your Written Request;

● Acceleration of any part of the Policy’s Death Benefit because of the Insured’s terminal illness while the Insured is still living;

● The date Rider benefits equal to the total Death Benefit have been accelerated;

● Exercise of an overloan protection rider (Overloan Protection 3 Rider);

● When the Rider or the Policy terminate; or

● When you notify us of the Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Premier Living Benefits Rider

(This Rider is called “Accelerated Death Benefit Rider for Chronic Illness” in your Policy.)

This Rider is only available at Policy issue and is only available for Policy’s issued in California.

The Premier Living Benefits Rider is a chronic illness Rider that provides protection from the financial impacts of becoming chronically ill by providing acceleration of a portion of the Death Benefit in the event that you become chronically ill.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay the Rider Benefit, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to, Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Activities of Daily Living – generally include the following self-care functions:

● Bathing oneself

● Continence

● Dressing oneself

● Feeding oneself

● Getting oneself to and from the toilet

● Transferring oneself into or out of a bed, chair or wheelchair.

The Rider attached to your Policy contains more detailed information about these self-care functions.

Annual Per Diem Limitation – the Per Diem Limitation declared by the Internal Revenue Service on the date the Chronic Illness Benefit Proceeds are effective, multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 365.

Chronically Ill Individual – as defined under the federal Health Insurance Portability and Accountability Act, an Insured who has been certified in writing as:

● Being permanently unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual; or

● Requiring continual supervision by another person for protection from threats to the Insured’s health or safety as described in the Rider.

Initial Eligible Amount – the lesser of the Maximum Lifetime Accelerated Death Benefit or the Death Benefit on the effective date of the initial request for the Chronic Illness Benefit.

Licensed Health Care Practitioner – a physician, registered nurse, licensed social worker or other individual whom the United States Secretary of the Treasury may prescribe by regulation. A Licensed Health Care Practitioner may not be the Insured, the Owner, or the Insured’s or Owner’s spouse or domestic partner, child or stepchild, brother or sister, parent or grandparent, or the spouse, domestic partner, child, stepchild, brother, sister, parent, or grandparent of any of these persons. The Licensed Health Care Practitioner must be independent of us, meaning he or she may not be our employee or be compensated in a manner that is linked to the outcome of the certification.

Maximum Lifetime Accelerated Death Benefit – the maximum amount of Death Benefit that you can accelerate under the Premier Living Benefits Rider during the Insured’s lifetime, as shown in the Policy Specifications.

Monthly Per Diem Limitation - the Per Diem Limitation declared by the Internal Revenue Service on the date the Chronic Illness Benefit Proceeds are effective, multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 30.

Severe Cognitive Impairment – loss or deterioration in intellectual capacity that is comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia, and measured by clinical evidence and standardized tests that reliably measure impairment in the individual’s short-term or long-term memory, orientation as to people, places, or time, and deductive or abstract reasoning.

Eligibility Conditions

This Rider may be attached to only one policy per insured. If you have existing Pacific Life Policies with a chronic illness rider, you may choose to either:

● Terminate the chronic illness rider on your existing policy, and obtain a new chronic illness rider with a newly-issued policy, if you qualify; or

● Maintain the chronic illness rider on your existing policy, and accept any applied for life insurance, if issued, without the chronic illness rider.

You should not terminate any existing Pacific Life chronic illness rider until the new application with a chronic illness rider has been approved by Pacific Life. If an insured’s chronic illness has generated benefits under any existing Pacific Life policy, that insured does not qualify for a new chronic illness rider. Please understand that chronic illness benefits may be higher or lower based upon the policy to which it is attached. Request sample illustrations from your life insurance producer to help determine the policy configuration is appropriate for you.

To receive the Rider Benefit, you must satisfy the following conditions:

● You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Chronically Ill Individual;

● Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

● The Chronically Ill Individual’s illness must not be the result of attempted suicide or intentionally self-inflicted injury.

We will pay the Benefits immediately after we receive written certification from a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Health Care Practitioner, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

The Rider at Exercise

You may request the Rider Benefits once per twelve-month period. Your Written Request should include:

● The Benefit amount requested; and

● Your selection of an annual payment, monthly payments, or a lump sum payment. If your request does not specify a payment option, we will pay the Benefit as an annual payment.

If you elect to receive an annual payment, we will provide you with one lump-sum payment. Your request for an annual payment cannot be less than $5,000, and can never be greater than the Maximum Annual Benefit Amount. The Maximum Annual Benefit Amount is the lesser of:

● The Annual Per Diem Limitation; or

● The Reduction Factor times the Eligible Accelerated Annual Death Benefit. The Reduction Factor is equal to [a + b] ÷ c where

(a) Is 100% of the Policy’s Cash Surrender Value;

(b) Is the Chronic Illness Risk Factor times the result of the Death Benefit minus the greater of zero or the Policy’s Accumulated Value; and

(c) Is the Death Benefit.

The Eligible Accelerated Annual Death Benefit is the lesser of:

● 24% of the Initial Eligible Amount; or

● The excess of the Maximum Lifetime Accelerated Death Benefit over the Total Accelerated Death Benefit; or

● The Death Benefit.

The Chronic Illness Risk Factor is based on the Insured’s attained Age, sex and Risk Class, and the Accelerated Death Benefit Interest Rate and a mortality table for disabled lives we declare.

Example

Assumptions

● Accumulated Value is $150,000

● Death Benefit is $600,000

● Cash Surrender Value is $100,000

● Chronic Illness Factor is 47.63776%

● Annual Per Diem Limitation is $177,937.50

The Reduction Factor is 0.5239499 = [$100,000 + 0.4763776 x ($600,000 - $150,000)] ÷ $600,000

The Maximum Annual Benefit Amount is $177,937.50 (the lesser of $177,937.50 and 0.5239499 x $600,000)

End of Example

If you elect to receive monthly payments, we will pay up to the Maximum Monthly Benefit over a 12-month period. Your request:

● May not be less than $500;

● Only one request may be made in a 12-month period;

● The benefit will never be greater than the Maximum Monthly Benefit;

● You may not change the amount of the requested benefit payment; and

● You may choose to suspend payments for the remainder of the year.

The Maximum Monthly Benefit Amount is the lesser of:

● The Monthly Per Diem Limitation; or

● The Reduction Factor multiplied by the Eligible Accelerated Monthly Death Benefit.

The Eligible Accelerated Monthly Death Benefit is the lesser of:

● 2% of the Initial Eligible Amount; or

● The excess of the Maximum Lifetime Accelerated Death Benefit over the Total Accelerated Death Benefit; or

● The Death Benefit

If you elect to receive a one-time lump sum benefit, we will pay up to the Maximum Lump Sum Benefit Amount. This benefit can only be paid one time. If you request a lump sum benefit, the rider will terminate after the benefit payment is made. Your request:

● May not be less than $5,000;

● The benefit will never be greater than the Maximum Lump Sum Benefit Amount;

The Maximum Lump Sum Benefit Amount is the Reduction Factor multiplied by the Eligible Accelerated Lump Sum Death Benefit.

The Eligible Accelerated Lump Sum Death Benefit is the lesser of:

● 50% of the Initial Eligible Amount; or

● The Death Benefit

The Total Accelerated Death Benefit is the sum of all Death Benefit amounts that have been accelerated under this Rider; the Total Accelerated Death Benefit is equal to zero the date this Rider is issued.

The Accelerated Death Benefit Interest Rate will not exceed the greater of:

● The current yield on the 90-day Treasury bill; or

● The maximum fixed annual rate of 8% in arrears or a variable rate determined in accordance with the National Association of Insurance Commissioners Policy Loan Interest Rate Model.

When you exercise the Rider, we will send you a statement demonstrating the effect of exercising the Rider on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

At the time of each Benefit payment, we will:

● Verify that the Policy is not in the Grace Period. If it is in the Grace Period, we will reduce the Benefit payment by the amount needed to pay any Monthly Deduction required to keep the Policy In Force;

● Limit the Benefit to the Maximum Annual Benefit Amount or Maximum Monthly Benefit Amount, as applicable;

● Calculate the amount payable upon request under this Rider (the “Chronic Illness Benefit Proceeds”);

● Reduce the Policy and Rider values as described in the Rider; and

● Send you an endorsement to the Policy, which will include a statement of the effect of the Benefit payment on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, the following values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

● The Total Face Amount;

● The Accumulated Value;

● The surrender charge for each Coverage Layer;

● For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and

● For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

The Acceleration Percentage equals (a ÷ b) where:

a = The Chronic Illness Benefit; and

b = The Reduction Factor multiplied by the Death Benefit on the date of each benefit payment.

Your Policy’s Total Face Amount will be reduced by an amount equal to the Acceleration Percentage multiplied by the Total Face Amount prior to the benefit payment. The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider.

The Policy’s Investment Options values are reduced on the date of each benefit payment by an amount equal to the Acceleration Percentage multiplied by the Investment Option values prior to the benefit payment. The reduction to the values in each of the Investment Options will be treated as an Account Deduction.

We will reduce your Standard Policy Debt, Standard Loan Account and Standard Loan Account Value on the date of a Benefit payment by an amount equal to their respective values prior to the Benefit payment multiplied by the Acceleration Percentage. If your policy has an alternate loan under an alternate loan rider, alternate loan values are reduced by benefit payments under this Rider. Alternate Policy Debt, Alternate Loan and Alternate Loan Interest Charged are all reduced on the date of the benefit payment by an amount equal to their respective values prior to the benefit payment multiplied by the Acceleration Percentage.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following a Benefit payment.

Your Policy’s Cash Surrender Value and Net Cash Surrender Value following a Benefit payment will be calculated according to the terms of the Policy.

Other Effects on the Policy

After we make the initial Benefit payment under the Rider:

● You can change your Death Benefit Option, but only to Death Benefit Option A;

● We will not allow any requested increases in benefits under the Policy or any Riders; and

● We will discontinue the Automated Income Option or any other systematic distribution program in effect.

The Riders After Exercising the Premier Living Benefits Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

● Face Amounts for any term insurance rider (Annual Renewable Term Rider and Scheduled Annual Renewable Term Rider) on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

● For any no-lapse guarantee rider using no lapse guarantee premiums (Short-Term No-Lapse Guarantee Rider), the no-lapse premium and the no-lapse credit will each be reduced on the date of each benefit payment;

● For policies with overloan protection riders (Overloan Protection 3 Rider), the riders will terminate at the time the first Benefit proceeds are paid;

● The Indexed Termination Credit Accrued provided by the Minimum Indexed Benefit Rider will be reduced on each Benefit Payment Date by an amount equal to the Indexed Termination Credit Accrued prior to the Benefit Payment multiplied by the Acceleration Percentage;

● The sum of the Policy’s Fixed, Variable and Indexed Account Values will be reduced on the date of the claim for Benefits.

Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code. You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

● Your Written Request;

● Acceleration of any part of the Policy’s Death Benefit because of the Insured’s terminal illness;

● When you have accelerated the maximum amount of Death Benefit that can be accelerated under the Rider, as shown in the Policy Specifications;

● Exercise of an overloan protection rider (Overloan Protection 3 Rider);

● When a lump sum payment is elected;

● When the Rider or the Policy terminate; or

● When you notify us of the Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected. See the VARIABLE LIFE INSURANCE AND YOUR TAXES- Modified Endowment Contracts and the HOW PREMIUMS WORK - Limits on the Premium Payments You Can Make sections in this prospectus for more information on the relation of the Policy’s Death Benefit to premium payments and Modified Endowment Contract status.

Terminal Illness Rider

(This Rider is called “Accelerated Death Benefit Rider for Terminal Illness” in your Policy.)

Not available for Policy's issued with the Premier Living Benefits Rider 2. If you do not qualify for the Premier Living Benefits Rider 2, you may elect the Terminal Illness Rider.

The Terminal Illness Rider provides protection from the financial impacts of having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less by providing acceleration of a portion of the Death Benefit. For more information, please see the APPENDIX: STATE LAW VARIATIONS section in this prospectus. This Rider must be elected at Policy Issue.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay the Rider Benefit, we will reduce your Policy’s Death Benefit by an amount greater than the Benefit payment itself, as described in the Rider. Other Policy values, including but not limited to, Surrender Charge, Accumulated Value and Total Face Amount will be reduced pro rata.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Eligible Coverage – the portion of the Policy Face Amount that will qualify for determining the Terminal Illness Benefit under the Terminal Illness Benefit Rider. Your Policy’s Eligible Coverage is listed in the Policy Specifications under the Terminal Illness Rider. It does not include any insurance on the life of anyone other than the Insured and any other rider on the Insured.

Licensed Physician – a physician licensed and residing in the United States. The Licensed Physician cannot be you or an immediate family member.

Terminally Ill Individual – an Insured who has been certified in writing as having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less.

Eligibility Conditions

To receive the Rider Benefits, you must satisfy the following conditions:

● You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Terminally Ill Individual;

● Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

● The Terminally Ill Individual’s illness must not be the result of attempted suicide or intentionally self-inflicted injury;

● If your Policy is a last survivor policy, it will only be eligible for a Terminal Illness Benefit after the death of the first Insured and only if the survivor is a Terminally Ill Individual.

The Terminal Illness Benefit will be payable when we receive written certification from a Licensed Physician that the Insured is a Terminally Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Physician, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

The Terminal Illness Benefit will not be payable if the law requires the Benefit to meet creditor claims or a government agency requires the Benefit for application or maintenance of a government benefit or entitlement.

The Premier Living Benefits Rider will terminate when we receive a Written Request for the Terminal Illness Benefit under this Rider.

The Rider at Exercise

You may submit your Written Request for benefits under the Rider, including the amount of Terminal Illness Benefit requested, when the Insured qualifies as a Terminally Ill Individual and meets the eligibility conditions.

When we make the benefit payment we will:

● Limit the benefit to the lesser of 75% of the Eligible Coverage or $250,000;

● Calculate the Terminal Illness Benefit Proceeds, as described below; and

● Reduce Policy and Rider values.

Calculating the Benefit Under the Rider

The Terminal Illness Benefit Proceeds is the amount payable under the Rider. It is a one-time payment equal to the Terminal Illness Benefit multiplied by (a) and reduced by (b) and (c) where:

(a) The Terminal Illness Reduction Factor;

(b) Total Policy Debt multiplied by the Acceleration Percentage; and

(c) A processing charge, guaranteed not to exceed $100.

If the Insured dies within 30 days of payment of the Terminal Illness Benefit Proceeds, we will refund the amounts defined in (a) and (c) above.

The Terminal Illness Reduction Factor is equal to (a) ÷ (b) where:

(a) Equals 1; and

(b) Equals 1 plus the Accelerated Death Benefit Interest Rate.

The Accelerated Death Benefit Interest Rate will not exceed the greater of:

● The current yield on the 90-day Treasury Bill; or

● The maximum fixed annual rate of 8% in arrears or a variable rate determined in accordance with the National Association of Insurance Commissioners Policy Loan Interest Rate Model.

Example

Assumptions:

● Eligible Coverage is $100,000

● Terminal Illness Benefit is $75,000

● Accelerated Death Benefit Interest Rate is 8%

● Policy Debt is $10,000

● Processing Charge is $100

The Acceleration Percentage is 75% = $75,000 ÷ $100,000

The Terminal Illness Reduction Factor is 0.92592593 = 1 ÷ (1 + 0.08)

The Terminal Illness Benefit Proceeds is $61,844.44 = ($75,000 x 0.92592593) - ($10,000 x 0.75) - $100

End of Example

We pay the Terminal Illness Benefit as a lump sum. It is guaranteed never to be less than $500 or 25% of your Policy’s Face Amount. We will pay the Terminal Illness Proceeds once per Policy.

If you send us Written Notice that the Insured has died before we have paid the Terminal Illness Benefit, we will not make the payment. However, if we pay the Terminal Illness Benefit before we receive Written Notice of the Insured’s death, the payment will be effective and we will reduce the Death Benefit Proceeds payable under the Policy.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

When you exercise the Rider, we will send you a statement demonstrating the effect of exercising the Rider on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy Loans.

At the time of each Benefit payment, we will:

● Calculate the amount payable upon request under this Rider (the “Terminal Illness Benefit Proceeds”);

● Reduce the Policy and Rider values as described in the Rider; and

● Send you an endorsement to the Policy, which will include a statement of the effect of the Benefit payment on the Policy’s Accumulated Value, Death Benefit, Premium, cost of insurance Charges and Policy Loans.

If you request another transaction on the same day as a Terminal Illness Benefit is paid, we will process the Terminal Illness Benefit Proceeds after we have processed the other requested transactions.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, Policy values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

● The Total Face Amount;

● The Accumulated Value;

● For Policies with Death Benefit Option C, the sum of the premiums less withdrawals; and

● For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

The Acceleration Percentage equals (a ÷ b) where:

a = The Terminal Illness Benefit; and

b = The Eligible Coverage on the date of each Benefit payment.

Your Policy’s Total Face Amount will be reduced by an amount equal to the Acceleration Percentage multiplied by the Total Face Amount prior to the benefit payment. The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider.

The Policy’s Death Benefit and Accumulated Value will continue to be calculated in accordance with the terms of the Policy.

The Policy’s Investment Options values are reduced on the date of each benefit payment by an amount equal to the Acceleration Percentage multiplied by the Investment Option values prior to the benefit payment. The reduction to the values in each of the Investment Options will be treated as an Account Deduction.

We will reduce your Standard Policy Debt, Standard Loan Account and Standard Loan Account Value on the date of a Benefit payment by an amount equal to their respective values prior to the Benefit payment multiplied by the Acceleration Percentage. If your Policy has an alternate loan under an alternate loan rider, alternate loan values are reduced by benefit payments under this Rider. Alternate Policy Debt, Alternate Loan and Alternate Loan Interest Charged are all reduced on the date of the benefit payment by an amount equal to their respective values prior to the benefit payment multiplied by the Acceleration Percentage.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following the Benefit payment.

Your Policy’s Cash Surrender Value and Net Cash Surrender Value following the Benefit payment will be calculated according to the terms of the Policy.

The Riders After Exercising the Terminal Illness Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

● Face Amounts for any term insurance rider on the Insured will be reduced as the Policy’s Total Face Amount is reduced;

● For any no-lapse guarantee rider using no lapse guarantee premiums (Short-Term No-Lapse Guarantee Rider), the no-lapse premium and the no-lapse credit will each be reduced on the date of each Benefit payment;

● For policies with overloan protection riders (Overloan Protection 3 Rider), the rider will terminate at the time the first Terminal Illness Benefit proceeds are paid;

● The Indexed Termination Credit Accrued provided by the Minimum Indexed Benefit Rider will be reduced on each Benefit Payment Date by an amount equal to the Indexed Termination Credit Accrued prior to the Benefit Payment multiplied by the Acceleration Percentage.

Terminal Illness Benefit Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code.

You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

● Your Written Request;

● The date the Benefit under the Rider are paid;

● Exercise of an overloan protection rider;

● When the Rider or the Policy terminate; or

● When you notify us of Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected. See the VARIABLE LIFE INSURANCE AND YOUR TAXES- Modified Endowment Contracts and the HOW PREMIUMS WORK - Limits on the Premium Payments You Can Make sections in this prospectus for more information on the relation of the Policy’s Death Benefit to premium payments and Modified Endowment Contract status.

Conversion Rider

Allows you to convert certain Eligible Coverages into a new Policy at any time during the conversion Policy year, as shown in the Policy Specifications. This Rider is automatically added to the Policy. Some life insurance producers may have a financial incentive to offer you a new policy in place of the one you already own. You should only convert your policy if you determine, after comparing features, fees (including surrender charges and premium loads), and risks of both policies, that it is preferable for you to purchase a new policy rather than own the existing policy. Call (800) 347-7787 if you have any questions about this Rider. There is no additional fee for this Rider.

Rider Term:

Eligible Coverage- is Coverage under the Policy that qualifies for conversion, as shown in the Policy Specifications.

How the Rider Works:

You may request to have your new policy issued on any other permanent life insurance policy that we make available for conversions at the time of your conversion request. We will issue your new policy at the same Risk Class as this Policy. However, if you have increased your Policy’s Face Amount, resulting in your Policy having one or more Coverage Layers with Risk Classes that differ from the Risk Class for the Policy’s original Face Amount, the new policy will be issued at the Risk Class of the Policy’s most recent Coverage Layer.

If you exercise the Rider, we will not impose a surrender charge on this Policy and we will not require any evidence of insurability for the conversion. However, if you elect riders on the new policy that you do not currently have, you may have to provide evidence of insurability as needed for those riders. Working with your life insurance producer, please read the new policy prospectus for complete information prior to requesting a conversion.

If you exercise the Rider, we will issue the new policy you selected and Coverage under this Policy will terminate. Surrender charges are waived on any amount of Accumulated Value less Total Policy Debt transferred from this Policy to purchase the new policy. If the new policy is a variable universal life policy, the value transferred to the new policy will not be subject to any premium load. Premium loads will apply on the new policy for additional premium added at issue or after the initial premium paid from this Policy’s Accumulated Value less Total Policy Debt. Any surrender charges applicable to the new policy will continue to apply under the terms of the new policy

The Rider will terminate on the earliest of your Written Request, the death of the Insured, or the date the Policy is no longer In Force.

Example

This example assumes that, during Policy Year 8, the Owner elects to convert this Policy and purchase another variable universal life policy issued by us. The existing Policy has a Face Amount of $500,000, premium payments subject to a surrender charge, an Accumulated Value of $150,000, and a $20,000 loan outstanding (Policy Debt). The new policy has a premium load and offers the same or similar Risk Class as the existing Policy.

When the transfer occurs, the new policy will be issued with a Face Amount of $500,000, and the Accumulated Value less Policy Debt ($130,000; ($150,000 less $20,000)) will be transferred to the new policy. We will waive the surrender charge that would be incurred on the amount transferred from the old policy. The new policy will not assess a premium load on the amount transferred ($130,000) from the old policy and the new policy will also be issued without the owner providing evidence of insurability. Once the new policy is issued, the old policy will terminate and no longer provide any insurance coverage.

Things to Keep in Mind

Other Variable Life Insurance Policies

We offer other variable life insurance policies which provide insurance protection on the life of the Insured. We also offer riders that provide additional insurance protection on the Insured. Many life insurance policies and riders have some flexibility in structuring the amount of insurance protection, the amount that is payable upon death, and premium payments in targeting cash values based on your particular needs.

This Policy

Providing Coverage on the Insured using Rider Coverage will result in different Policy charges than Coverage under the Policy alone. In general, your Policy Coverage offers the advantage of lower overall guaranteed charges than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Accelerated death benefit payments received for a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations). Pacific Life cannot determine the taxability of benefit payments. Tax treatment of long-term care benefits is complex, and will depend on the amount of benefits taken, the amount of qualified expenses incurred and possibly other factors. Receipt of accelerated death benefits may affect eligibility for public assistance programs such as Medicaid. Consult your qualified and independent legal and tax advisors about the tax implications of these benefits.

Combining a Policy with an Annual Renewable Term Rider or Scheduled Annual Renewable Term Rider (if available), may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.

We also offer the ability to have increases in Coverage, either by requesting an increase in Face Amount or by using scheduled increases in Policy and/or Rider Coverages. Scheduled increases will avoid the need for further medical underwriting. A requested increase in Coverage can provide for a larger increase, but would be subject to full underwriting and could result in a different Risk Class than that originally underwritten. Policy charges will vary based on the amount and timing of increases, and on whether the increase was scheduled or requested.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your Coverage with your life insurance producer.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50 unless a lower premium payment is required to keep the Policy In Force.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. However, if you have chosen the Indexed Fixed Options, your Net Premium will first be allocated to the Fixed Account and transferred from the Fixed Account to the Indexed Fixed Options on the Segment Start Date. The Accumulated Value transferred from the Fixed Account to the Indexed Fixed Options may be less than the Net Premium or the Accumulated Value you transferred to the Fixed Account because there may have been deductions from the Fixed Account, such as those due to Monthly Deductions, withdrawals or Policy loans.

There is other information you should know about allocating all or part of a Net Premium to the Indexed Fixed Options. You can only allocate a Net Premium to the Indexed Fixed Options if your Policy is not in a Lockout Period. In addition, you must notify us of your allocation to the Indexed Fixed Options by the Cutoff Date (two Business Days before a Segment Start Date) of a particular Segment Start Date in order for Accumulated Value to be transferred from the Fixed Account to the Indexed Fixed Options on that Segment Start Date. See the YOUR INVESTMENT OPTIONS – Indexed Fixed Options section in this prospectus. Otherwise, your Accumulated Value will not be transferred to the Indexed Fixed Options on the Segment Start Date.

We do not count the allocation from the Fixed Account to the Indexed Fixed Options towards the number of transfers you may make in a Policy Year. In addition, we do not count such transfer towards the number of transfers you may make in a Policy Year without a transfer fee.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See the HOW PREMIUMS WORK – Allocating Your Premiums section in this prospectus for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your life insurance producer will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you have made. We may extend the delivery date in some cases. There is no required minimum initial premium amount.

Planned Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned premium. Here’s how it works:

● You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below. If you want to change the scheduled premium payment amount or frequency, contact us in writing.

● We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a list bill – that reminds you of your payments for all of your Policies. We require at least three participants for a list bill. You can choose to receive the list bill every month.

● If you have any Total Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Total Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Total Policy Debt, is not enough to pay your monthly charges. See the YOUR POLICY’S ACCUMULATED VALUE section in this prospectus for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

● By personal check, drawn on a U.S. bank

● By cashier’s check, if it originates in a U.S. bank

● By money order in a single denomination of more than $10,000 for in force payments, if it originates in a U.S. bank

● By third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured(s) and/or Owner

● By temporary check with the ABA routing number and account number pre-printed on the check

● Wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

● Cash

● Credit card or check drawn against a credit card account

● Traveler’s checks

● Cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

● Money order in a single denomination of $10,000 or less

● Third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured(s) and/or Owner

● Wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see the YOUR POLICY’S ACCUMULATED VALUE section in this prospectus on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

You can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

● You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

● If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary.

● If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

There are different premium types for this Policy. The premium type is used to determine the applicable premium load for each premium payment. The three premium load types are basic premium load, internal premium load, and surplus premium load.

We deduct a maximum basic premium load of 6.90% from each premium payment you make excluding any internal premiums. Internal premiums are premiums made by a replacement or conversion of an existing policy you have with us. We deduct a maximum internal premium load of 6.90% from each internal premium. If the existing policy you have with us is a variable universal life policy and a conversion or split option rider was used or the transfer was made in connection with a transfer or exchange offer by us or Pacific Select Distributors, LLC (our distributor), the value transferred from the old policy will not incur any premium load, including any internal premium load. Premium loads will apply on the new policy for additional premium added at issue or after the initial premium paid.

The surplus premium load is deducted from premiums paid (excluding internal premiums) that are greater than a certain amount (called the Premium Band in your Policy Specifications) as long as the Policy is In Force. The surplus premium load is the surplus premium load rate multiplied by total premiums made in excess of the Premium Band. The maximum surplus premium load rate on a guaranteed basis is 20% of the premiums made in excess of the Premium Band. The Premium Band and the current surplus premium load rate will vary by Policy, however, once the Policy is issued the applicable Premium Band and the current surplus premium load rate will never change. Work with your life insurance producer prior to purchase to determine what Premium Band and surplus premium load applies to you.

Premium loads help pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from premium loads and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

● If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance federal income tax purposes.

● If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus. You should speak to a qualified tax advisor for complete information regarding Modified Endowment Contracts.

● If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. See the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus for more information about the Investment Options. If we do not have allocation instructions, we will contact you to obtain updated allocation instructions. If you purchased the Flexible Duration No-Lapse Guarantee Rider, at initial purchase and during the entire time that you own this Rider, you must allocate 100% of the Accumulated Value among the allowable Investment Options as indicated under the APPENDIX: FUNDS AVAILABLE UNDER THIS POLICY – Allowable Investment Options section in this prospectus.

Where we allocate your first premium depends on the state and replacement status. For policies that require us to return the premiums you have paid if you exercise your Free Look Right, we will hold your Net Premiums in the Fidelity® VIP Government Money Market Variable Account until the end of the applicable state free look period, and then transfer them to the Investment Options you have chosen.

If your Policy requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you have chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Fidelity® VIP Government Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value plus any Indexed Termination Credit less any Total Policy Debt is insufficient to pay for Policy charges, your Policy will enter its Grace Period. We will send you a notice telling you the amount of premium to pay to keep your Policy In Force. The 61-day Grace Period starts on the notice date. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse. This Policy offers riders that provide no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse Guarantee Rider and the Flexible Duration No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus. Also see the YOUR POLICY’S ACCUMULATED VALUE - Lapsing and Reinstatement section in this prospectus.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the sum of the following:

● Variable Account Value – the sum of the Accumulated Value in each Variable Account.

● Fixed Account Value – the value allocated to the Fixed Options.

● Indexed Account Value – is the sum of the Segment Values for all Segments in each Indexed Account.

● Standard Loan Account Value – The value of any Standard Loans that you have taken, including interest on the amount of loan.

The Accumulated Value in the Fixed and Variable Options is made up of the following:

● Net Premiums that you allocate

● Any non-guaranteed Additional Credits that we may pay

● Policy Charges that we deduct

● Withdrawals that you request

● Standard Loans that you request and that become part of the Standard Loan Account

● Earnings on the Accounts.

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options, the Indexed Fixed Options and the Fixed Options, plus the amount in the Standard Loan Account. Please see the WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan section in this prospectus for information about Standard Loans and the Standard Loan Account.

The Variable Account Value is the sum of the value allocated to each of the Variable Accounts. For each Variable Account, we determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in the YOUR INVESTMENT OPTIONS section in this prospectus.

The Fixed Account Value is the sum of the value in the Fixed Account and Fixed LT Account. We credit interest to these Accounts on a daily basis, at a rate not less than the guaranteed minimum of 2.00%. Please see the YOUR INVESTMENT OPTIONS –Fixed Options section in this prospectus for further details.

The Indexed Account Value is the sum of the Segment Values for all Segments in the Indexed Fixed Options. Each segment may receive Segment Indexed Interest credits at the Segment Maturity Date. Please see the YOUR INVESTMENT OPTIONS – Indexed Fixed Options section in this prospectus for further details.

When you request a Standard Policy Loan, an equivalent amount of money is processed as an Account Deduction and added to the Standard Loan Account. Please see the WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan section in this prospectus for information about Standard Loans and the Standard Loan Account.

Additional Credit

Your Policy may be eligible for an additional credit. Here is how it works:

Starting in Policy Year 11, we will calculate an additional credit rate (also known as the Additional Credit Factor) for each policy month during Policy Year 11 and thereafter. The calculated additional credit rate varies by several factors including your Age, Sex, Risk Class, Death Benefit Option and Policy Duration, the Policy’s Face Amount, the Face Amount for each Coverage Layer at issue, the Policy Accumulated Value and proportion of Basic Face Amount to Total Face Amount at Policy Issue. Because the calculated additional credit rate varies by multiple factors, the range of the additional credit will also vary across policies. The calculated additional credit rate may be 0% based on the factors listed above (for example, Age, Sex, Risk Class, Death Benefit Option, etc.).

We calculate the additional credit amount based upon the Fixed Account Value and Variable Account Value of your Policy as described below. The additional amount, if any, will be credited monthly as an Account Addition. The Fixed Account Additional Credit is credited to the Fixed Account Value and the Variable Account Additional Credit is credited to the Variable Account Value. The Fixed Account Additional Credit is allocated to the Fixed Options on a pro-rata basis, and the Variable Account Additional Credit is allocated to the Variable Options on a pro-rata basis.

Your Policy’s additional credit is not guaranteed, and we may discontinue the program at any time.

For more information on the additional credit, you may ask your life insurance producer to provide an In Force Illustration.

An example
Assume the following hypothetical values:

● Policy’s Fixed Account Value is $50,000

● Policy’s Variable Account Value is $75,000

● Policy is in month 1 of the 11th policy year

● Additional credit rate in year 11, month 1 is 0.10%.

The Fixed Account Additional Credit added to the Fixed Account Value on the Policy month is: 0.10% x $50,000 = $50.

The Variable Account Additional Credit added to the Variable Account Value on the Policy month is: 0.10% x $75,000 = $75

Policy Charges

We take various charges from your Policy’s Accumulated Value to compensate us for the cost of the Policy benefits and for maintaining your Policy:

1. Monthly Deductions

2. Transaction Fees

3. Standard Loan Interest Charged against the Standard Loan Account and any Alternate Loan Interest under the Alternate Loan Rider 2

Guaranteed maximum fees are shown in the FEE TABLES section in this prospectus.

All Policy charges assessed under the policy will reduce the Accumulated Value as an Account Deduction.

We offer different underwriting methods such as guaranteed issue, simplified issue, or regular issue. If guaranteed issue or simplified issue is used, the cost of insurance rates are generally higher than if the Policy were issued through regular underwriting. As a result, a healthy individual who uses guaranteed or simplified issue may pay higher cost of insurance rates than if the healthy individual used regular issue for the Policy. See the MORE ON POLICY CHARGES – Underwriting Methods and Nonstandard Ratings section in the Statement of Additional Information for additional information on underwriting.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value on each Monthly Payment Date until the Monthly Deduction End Date. If there is not enough Accumulated Value less Total Policy Debt to pay the monthly charge, your Policy could lapse. For more information, see the Lapsing and Reinstatement subsection below.

The Monthly Deduction is made up of six charges:

1. Cost of insurance charge

2. Administrative charge

3. Coverage charge

4. Charges for optional Riders and benefits

5. Asset charge

6. Indexed Fixed Option Charge

Your Policy and any Riders will provide a list of all guaranteed Policy charges as shown in the FEE TABLES section in this prospectus. For any given charge, we may charge less than these amounts, but we will never charge more than these guaranteed amounts. Any lesser charge will apply uniformly to all members of the same Class.

We may profit from Policy charges and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are no Monthly Deductions after the Monthly Deduction End Date.

Cost of Insurance Charge

This Cost of Insurance Charge is for providing you with life insurance protection. It is based upon the cost of insurance rates of each Coverage Layer and a Net Amount At Risk. The current charge range is $0.01-$83.34 per $1,000 of Net Amount At Risk.

The Net Amount At Risk used for calculating cost of insurance charges is determined on the Monthly Payment Date as:

● The Death Benefit under the policy divided by the Net Amount At Risk Factor of 1.0008295

● Less the Accumulated Value

If your policy has multiple Coverage Layers, the Net Amount at Risk is proportional to each Coverage Layer based upon the Face Amount of the Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with each Coverage Layer. These rates are shown in your Policy Specifications or in any Supplemental Schedule of Coverage that we provide.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2017 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Age and sex of the Insured unless unisex rates are required. Unisex rates are used for Policies issued in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
● Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0008295.
● Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of all Coverage Layers, and each increase that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying Funds may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Administrative charge

Currently, we deduct a charge not to exceed $10.00 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase.

Coverage charge

We deduct a Coverage charge every month to help cover the costs of distributing our Policies.

Each Coverage Layer on the Insured in the Policy has its own Coverage charge. The total amount of Coverage charges deducted monthly is the sum of the Coverage charges calculated for each Coverage Layer in effect.

The Coverage charge for each Coverage Layer is calculated based on the Face Amount, Insured’s Age and Risk Class, and Death Benefit Option on the Coverage Layer Effective Date. However, for the S-ART Coverage Layer, the Coverage charge is calculated based on the current S-ART Face Amount.

Your Policy Specifications and any Supplemental Schedule of Coverage provide the Policy’s guaranteed Coverage charges. We may charge less than our guaranteed rate. The current Coverage Charge is $24.50 per Policy plus $0.00-$5.25 per $1,000 of Basic Life Coverage Layer, multiplied by a Coverage Charge factor of 0% to 100%. The Coverage Charge factor may reduce the amount charged and varies by Policy duration.

A hypothetical example:

For a policy that has a Policy Face Amount of $350,000, a Death Benefit Option A and C Coverage charge rate of 0.8813, a Death Benefit Option B Coverage Charge rate of 2.1618, and a per Policy Coverage charge of $24.50:

The guaranteed monthly Coverage charge in year one is:

● Under Death Benefit Option A, is $332.96 (($350,000 ÷ 1,000) x 0.8813) + 24.50

● Under Death Benefit Option B, is $781.13 (($350,000 ÷ 1,000) x 2.1618) + 24.50

Here is an example of the current monthly charge using the numbers above and using a Coverage Charge factor of 90% (0.90):

● Under Death Benefit Option A, is $302.11 (($350,000 ÷ 1,000) x 0.8813) x 0.90 + 24.50

● Under Death Benefit Option B, is $705.47 (($350,000 ÷ 1,000) x 2.1618) x 0.90 + 24.50

Charges for optional riders

If you add any Riders to your Policy, we add any charges for them to your monthly charge. The current charges are discussed for each Rider, where applicable, in the OPTIONAL RIDERS AND BENEFITS section in this prospectus.

Indexed Fixed Option Charge

We assess an additional charge every month for amounts allocated to the 1-Year High Cap Plus Indexed Account. The charge is added to the Monthly Deductions assessed against the Policy’s Accumulated Value. The charge is calculated by multiplying the current Indexed Fixed Option Charge rate, which is 3.00% annually (0.25% monthly), by the value of the 1-Year High Cap Plus Indexed Account after transactions and before monthly deductions on the Monthly Payment Date.

An example:
Assume the Indexed Fixed Option Charge rate is 0.25% per month.
For a Policy with $10,000 allocated to the 1-Year High Cap Plus Indexed Account, the monthly Indexed Fixed Option Charge is: ($10,000 x 0.25%) = $25

See the YOUR INVESTMENT OPTIONS – Indexed Fixed Options – Segment Value Changes section in this prospectus.

Asset charge

The asset charge is deducted monthly and is assessed against the Policy’s unloaned Accumulated Value. The current charge is 0.15% annually (0.0125% monthly) of unloaned Accumulated Value. The charge is guaranteed not to exceed 0.36% annually (0.03% monthly) of unloaned Accumulated Value.

An example

Assume a Policy with an Accumulated Value of $250,000, a Standard Loan Account of $25,000, and thus an unloaned Accumulated Value of $225,000.

The maximum monthly asset charge is: $225,000 x 0.03% = $67.50

Transaction Fees

Withdrawal Charge

Under the Policy, there is a $25 withdrawal charge for each partial withdrawal of Accumulated Value (including any withdrawal under the Automated Income Program). Currently, we are not imposing this charge.

Transfer Fee

Under the Policy, there is a $25 transfer charge for each transfer in excess of 12 transfers per Policy year. Currently, we are not imposing this charge.

Illustration Request

Under the Policy, you can request one Policy Illustration each Policy year free of charge. After that there is a $25 per request fee for each Illustration. Currently, we are not imposing this charge.

Premium Load

Current fee information about premium loads (basic, surplus, and internal) can be found in the HOW PREMIUMS WORK - Deductions From Your Premiums section in this prospectus and for surrender charges, see the WITHDRAWALS, SURRENDERS AND LOANS - Surrendering Your Policy section in this prospectus.

Annual Renewable Term Rider Unscheduled Face Amount Increase

Under the Policy, there is a $100 fee upon each non-scheduled request to increase the Basic Face Amount and cover costs incurred in evaluating insurability. Currently, we are not imposing this charge.

Annual Renewable Term Rider – Additional Insured

Under the Policy, there is a $100 fee upon each request to add a covered person to the Policy to cover costs incurred in evaluating insurability. Currently, we are not imposing this charge.

Terminal Illness Rider (Processing Charge)

Under the Rider, there is a $100 processing fee to determine and distribute the benefit payment. Currently, we are not imposing this charge.

Loan Interest

Currently, there is a loan interest charge of 2.25% for the amount you borrow. In addition to the loan interest charge, the amount used to secure the loan will be credited interest at a minimum amount of 2.00% to help offset the loan interest charge of 2.25%. Loan interest on the Standard Loan Account and Standard Policy Debt accrues daily and any loan interest on each Policy Anniversary will be added to the Standard Loan Account. On each Policy Anniversary, we transfer the excess of the Standard Policy Debt over Standard Loan Account Value from the Investment Options to the Standard Loan Account. If the Standard Loan Account Value from the Investment Options to the Standard Loan Account. If the Standard Loan Account Value is greater than Standard Policy Debt, then such excess is transferred from the Standard Loan Account to the Variable Options or the Fixed Account on a proportionate basis according to your most recent Allocation Instructions.

There is a loan interest charge for the amount borrowed under an Alternate Loan. Interest owing on the amount borrowed accrues daily. On a guaranteed basis, the maximum Alternate Loan Interest charge is 7.50% per year. The Current interest charge is 4.40% per year. There is no interested credited to the amount borrowed. Interest that has accrued during the Policy Year is due on your Policy Anniversary. Any such interest that has accrued and has not been paid is treated as a new Alternate Loan on that date and will be added to the Alternate Loan Value.

Fund Charges and Expenses

Each Fund pays advisory fees, any service and distribution (12b-1) fees, and other expenses. These fees and expenses are deducted from the assets of the Fund(s) and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce Fund returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Total Policy Debt, to cover the monthly charge on the day we make the deduction. This Policy offers riders that provide no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse Guarantee Rider and the Flexible Duration No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus.

Your Policy’s Accumulated Value is affected by the following:

● Loans or withdrawals you make from your Policy

● Certain Rider benefits paid from your Policy

● Not making planned premium payments

● The performance of your Investment Options

● Charges under the Policy.

If your Policy’s Accumulated Value plus any Indexed Termination Credit (see Indexed Fixed Options – Minimum Indexed Benefit Rider) less Total Policy Debt is not enough to pay the total monthly charge, your policy will enter its Grace Period. We deduct the amount that is available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date, less any Indexed Termination Credit, when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Division.

We will give you a Grace Period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the Grace Period.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the Grace Period, we will allocate your Net Premium on the day it is received to the Investment Options you have chosen and deduct the monthly charge from your Investment Options as an Account Deduction at the next policy monthly payment date. A minimum of the Monthly Deduction due plus three times the Monthly Deduction due when the insufficiency occurred less any Indexed Termination Credit, plus any applicable premium load, must be paid.

If your Policy is in danger of lapsing and you have Total Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy from lapsing, you will have to repay a portion of your Total Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the Grace Period

If the Insured dies during the Grace Period, we will pay Death Benefit Proceeds (which include any Indexed Termination Credit) to your Beneficiary. See the YOUR INVESTMENT OPTIONS – Indexed Fixed Options – Minimum Indexed Benefit Rider section in this prospectus. We will reduce the payment by any unpaid monthly charges and any Total Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have three years from the end of the Grace Period to apply for a reinstatement. We will consider your reinstatement request if you send us the following:

● A written application

● Evidence satisfactory to us that the Insured is still insurable

● A Premium payment (less any Indexed Termination Credit) sufficient, after reduction by any premium load, to:

● Cover all unpaid monthly charges and Policy loan interest that were due in the Grace Period,

● Keep your Policy In Force for three months after the day your Policy is reinstated, and

● Cover any negative Accumulated Value if there was a Policy loan or other outstanding Total Policy Debt at the time of lapse.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

At reinstatement:

● Surrender charges and Policy charges other than Cost of Insurance charges for Basic Life Coverage under this Policy will resume on their schedule as of the Monthly Payment Date when lapse occurred.

● Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insured’s Age at reinstatement and policy duration measured from the original Policy Date.

Reinstating a lapsed Policy with Total Policy Debt

If there was a Standard Loan and/or an Alternate Loan at the time of lapse, upon reinstatement we will eliminate the loan by deducting any Total Policy Debt from the Accumulated Value. Any negative Accumulated Value will be due in addition to sufficient premium at the time of reinstatement.

YOUR INVESTMENT OPTIONS

You can find a complete list of the Variable Investment Options available under this Policy in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options or Indexed Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in the HOW PREMIUMS WORK section in this prospectus.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 347-7787 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in the POLICY BASICS section in this prospectus.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Certain of the asset allocation Fund(s), including the Pacific Select Fund asset allocation Fund(s), may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Accumulated Value may increase less than it would have without these defensive actions.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Equity Index Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying Fund. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day. Unit values will not be calculated on days that the New York Stock Exchange, our Life Insurance Division, or an underlying Fund are closed which include weekends, New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day (July 4th), Labor Day, Thanksgiving Day, and Christmas Day. An underlying fund may be closed when other federal holidays are observed such as Columbus Day and Veterans Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see the POLICY BASICS section in this prospectus.

The unit value calculation is based on the following:

● The investment performance of the underlying Fund

● Any dividends or distributions paid by the underlying Fund

● Any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding Fund. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Account may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account. The Fixed LT Account may earn a higher declared interest rate but has stricter allocation rules than the Fixed Account. See the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions section in this prospectus for information on the allocation rules.

The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options and the Indexed Fixed Options are held in our General Account. For more information about the General Account, see the ABOUT PACIFIC LIFE section in this prospectus.

Here are some things you need to know about the Fixed Options:

● Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.00%.

● We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

● There are no direct charges. Policy charges still apply. Although the Fixed Account provides a guaranteed minimum interest rate, as a General Account asset, any guarantee is backed by our claims paying ability.

● There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions section in this prospectus. It may take several Policy Years to transfer your Accumulated Value out of the Fixed Account.

● We reserve the right to limit aggregate allocations to the Fixed Options during the most recent 12 months for all Pacific Life policies in which you have an ownership interest or to which payments are made by a single payor, to $1,000,000. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. If we do not have instructions that include other available Investment Options, we will contact you to obtain updated instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your life insurance producer or contact us.

● We have not registered the Fixed Options with the SEC. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

● We may add, terminate, or suspend one or more of the Fixed Options at any time. We will notify you before any such changes occur.

Indexed Fixed Options

We have not registered the Indexed Fixed Options with the SEC. Disclosures regarding the Indexed Accounts, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Pacific Life believes that the Policies are in substantial compliance with the applicable provisions of Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Accounts qualify for an exemption from registration under the federal securities laws because, as a Pacific Life General Account investment option, its value does not vary according to the performance of a separate account. In addition, the products in which the Indexed Accounts are offered satisfy standard non-forfeiture laws. Accordingly, the Company has a reasonable basis for concluding that the Indexed Accounts provide sufficient guarantees of principal and interest through the Company’s General Account to qualify under Section 3(a)(8).

The Indexed Accounts are held in our General Account. Currently, there are three Indexed Accounts, the 1-Year Indexed Account, the 1-Year High Cap Plus Indexed Account, and the 1-Year No Cap Indexed Account.

Here is a summary comparing the Indexed Fixed Options
	1-Year Indexed Account	1-Year High Cap Plus Indexed Account	1-Year No Cap Indexed Account
Index	S&P 500® Index	S&P 500® Index	S&P 500® Index
Segment Term	1 year	1 year	1 year
Maximum Indexed Fixed Option Charge Rate	N/A	0.25%/month (3.00% annually)	N/A
Guaranteed Minimum Participation Rate	100%	100%	20%
Guaranteed Minimum Growth Cap	2%	15%	N/A
Guaranteed Maximum Indexed Threshold Rate	N/A	N/A	10%
Minimum Segment Guaranteed Interest Rate	0%	0%	0%
Guaranteed Minimum Segment Adjustment Factor	1.0	0.60	1.0

Allocations to the Indexed Accounts are made first to the Fixed Account and transferred to the Indexed Accounts on the next Segment Start Date. Any amounts allocated to the Fixed Account while pending transfer to the Indexed Accounts will earn interest on a daily basis and the interest accrued will remain in the Fixed Account unless otherwise requested. If you surrender your Policy before segment maturity, you will forfeit any Segment Indexed Interest. We reserve the right to add additional Indexed Accounts or to cease offering one or more of the Indexed Accounts at any time. If we cease offering an Indexed Account, we would not allow any new Segments to be created and for any existing Segments, the change would take affect at the end of a Segment Term. We will notify you of any change at your address on file with us.

You may also allocate all or part of your Net Premium and your Accumulated Value to the Indexed Accounts if certain conditions are met. Currently, we do not limit the amount that you may allocate and/or transfer to the Indexed Fixed Options. However, we reserve the right to limit allocations and/or transfers to the Indexed Fixed Options to a certain percentage of your Accumulated Value. We will notify you of any limitation at your address on file with us. Accumulated Value in the Indexed Accounts is divided into Segments. We create a separate Segment for each allocation to an Indexed Account. Allocations to the Indexed Accounts are made first to the Fixed Account and transferred from the Fixed Account to an Indexed Account on the next Segment Start Date (currently the 15th of each month). Each Segment represents Accumulated Value transferred from the Fixed Account to the Indexed Accounts on a Segment Start Date.

Minimum Segment Guaranteed Interest Rate

The Minimum Segment Guaranteed Interest rate is the minimum annual rate that is added to each Index Segment at Segment Maturity. The rate is guaranteed to never be lower than 0%.

Growth Cap

Segment Indexed Interest is subject to a Growth Cap for the 1-Year Indexed Account and the 1-Year High Cap Plus Indexed Account, which is the highest percentage that will be credited for a one-year period even if the change in the S&P 500® Index is higher. The steps used to calculate the amount of interest credited and how the Growth Cap is used can be found in the Segment Maturity section below. The Growth Cap is subject to change at our discretion, but the Growth Cap percentage is guaranteed (the Guaranteed Minimum Growth Cap) never to be lower than 2% for the 1-Year Indexed Account and 15% for the 1-Year High Cap Plus Indexed Account. We will declare any change in the current Growth Cap at the start of a Segment Term; the current Growth Cap will remain in effect for that Segment Term. If you have an existing Segment, before the end of your Segment Term, please contact us at (800) 347-7787 or contact your life insurance producer for the current Growth Cap that will apply to a new Segment. If you are allocating to a Segment for the first time, you can contact us or ask your life insurance producer for information on the current Growth Caps prior to investment. Once a Segment is created, you cannot transfer Accumulated Value out of that Segment to any other Indexed Account or Fixed Option until the end of the Segment Term. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a Systematic Distribution Program. The 1-Year No Cap Indexed Account does not have a Growth Cap.

Indexed Threshold Rate

Segment Indexed Interest is subject to an Indexed Threshold Rate for the 1-Year No Cap Indexed Account. The Indexed Threshold Rate reduces the percentage that will be credited for a one-year period. At the end of a Segment Term, we determine the Index Growth Rate which reflects the performance of the underlying Index. The Index Growth Rate is then reduced by the Indexed Threshold Rate. A higher Indexed Threshold Rate may reduce the amount of interest credited at the end of a Segment Term and a lower Indexed Threshold Rate may increase the amount of interest credited at the end of a Segment Term. The steps used to calculate the amount of interest credited at the end of a term and how the Indexed Threshold Rate is used can be found in the Segment Maturity section below. The Indexed Threshold Rate is subject to change at our discretion, but the Indexed Threshold Rate is guaranteed (the Guaranteed Maximum Indexed Threshold Rate) never to be higher than 10%. We will declare any change in the current Indexed Threshold Rate at the start of a Segment Term; the current Indexed Threshold Rate will remain in effect for that Segment Term. If you have an existing Segment, before the end of your Segment Term, please contact us at (800) 347-7787or contact your life insurance producer for information on the current Indexed Threshold Rate that will apply to a new Segment. If you are allocating to a Segment for the first time, you can contact us or ask your life insurance producer for information on the current Indexed Threshold Rate prior to investment. Once a Segment is created, you cannot transfer Accumulated Value out of that Segment to any other Indexed Account or Fixed Option until the end of the Segment Term. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a Systematic Distribution Program. The 1-Year Indexed Account and the 1-Year High Cap Plus Indexed Account do not have an Indexed Threshold Rate.

Participation Rate

The Participation Rate is used to determine what percentage of the growth in the underlying Index will be used to determine the amount of interest credited at the end of a Segment Term. The steps used to calculate the amount of interest credited at the end of a term and how the Participation Rate is used can be found in the Segment Maturity section below. The Participation Rate is subject to change at our discretion, but the Participation Rate is guaranteed (Guaranteed Minimum Participation Rate) to never be lower than 100% for the 1-Year Indexed Account, 100% for the 1-Year High Cap Plus Indexed Account, and 20% for the 1-Year No Cap Indexed Account. If you have an existing Segment, before the end of your Segment Term, please contact us at (800) 347-7787 or contact your life insurance producer for information on the current Participation Rate that will apply to a new Segment. If you are allocating to a Segment for the first time, you can contact us or ask your life insurance producer for information on the current Participation Rates prior to investment. Once a Segment is created, you cannot transfer Accumulated Value out of that Segment to any other Indexed Account or Fixed Option until the end of the Segment Term. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a Systematic Distribution Program. All of the Indexed Accounts have a Participation Rate.

Segment Adjustment Factor

Segment Indexed Interest is subject to a Segment Adjustment Factor for the 1-Year High Cap Plus Indexed Account, 1-Year Indexed Account, and the 1-Year No Cap Indexed Account. The Segment Adjustment Factor may increase, decrease, or have no effect on the amount of interest credited at the end of a Segment Term. The Segment Adjustment Factor is multiplied by the interest credited (the Segment Indexed Interest) at the end of a Segment Term. The result is the Total Interest Credited. Here is how the Segment Adjustment Factor may affect the amount of interest credited at the end of a Segment Term:

● If the Segment Adjustment Factor is greater than 1.0 and the Segment Indexed Interest Rate is greater than zero, it will increase the amount of indexed interest credited at the end of a Segment Term.

● If the Segment Adjustment Factor is equal to 1.0, then the Segment Adjustment Factor will have no effect on the amount of indexed interest credited at the end of a Segment Term.

● If the Segment Adjustment Factor is less than 1.0 and the Segment Indexed Interest Rate is greater than zero, it will decrease the amount of indexed interest credited at the end of a Segment Term. The Segment Indexed Interest Rate will not be less than zero.

The Segment Adjustment Factor is subject to change at our discretion, but the Segment Adjustment Factor is guaranteed to never be less than 0.60 for the 1-Year High Cap Plus Indexed Account, 1.0 for the 1-Year Indexed Account, and 1.0 for the 1-Year No Cap Indexed Account. If you have an existing Segment, before the end of your Segment Term, please contact us at (800) 347-7787 or contact your life insurance producer for information on the current Segment Adjustment Factor that will apply to a new Segment. If you are allocating to a Segment for the first time, you can contact us or ask your life insurance producer for information on the current Segment Adjustment Factor prior to investment. Once a Segment is created, you cannot transfer Accumulated Value out of that Segment to any other Indexed Account or Fixed Option until the end of the Segment Term. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a Systematic Distribution Program.

Indexed Account Additional Credit and Aggregate Adjustment Factor

In addition to the Segment Adjustment Factor described above, we will calculate an Indexed Account Additional Credit Factor each policy month starting in Policy Year 11 and thereafter. This factor is not guaranteed and the Indexed Account Additional Credit Factor will never reduce the amount of interest credited at the end of a Segment Term. The Segment Adjustment Factor described above, the Indexed Account Additional Credit Factor and the Aggregate Adjustment Factor are each calculated separately for each Segment and will vary by Segment.

When a Segment is created, the guaranteed and current Aggregate Adjustment Factors for each Segment are determined as follows:

● The guaranteed Aggregate Adjustment Factor is equal to the guaranteed minimum Segment Adjustment Factor for that Segment.

● The current Aggregate Adjustment Factor is equal to the current Segment Adjustment Factor for that Segment plus the Indexed Account Additional Credit Factor.

The Aggregate Adjustment Factor is used instead of the Segment Adjustment Factor when calculating the amount of Segment Indexed Interest credited at the end of the segment term.

We credit interest on Accumulated Value in the Indexed Accounts at the end of a one-year period (the Segment Maturity), based in part on any positive change in the S&P 500® Index1, excluding dividends.2 This positive change, however, is limited by any applicable Growth Cap (as discussed below, the Growth Cap includes the Minimum Segment Guaranteed Interest Rate) or any applicable Indexed Threshold Rate (as discussed below, the Indexed Threshold Rate reduces the Index Growth Rate). Generally, a portion of the total return on investments in the securities that underlie the S&P 500® are investment dividends. However, allocations to the 1-Year Indexed Account, 1-Year High Cap Plus Indexed Account, and 1-Year No Cap Indexed Account will not receive the portion of total returns attributable to dividends, so that the index’s performance will be less than that of the securities underlying the S&P 500® Index. We refer to the total interest we credit to a Segment as the Total Interest Credited. If you surrender your Policy before Segment Maturity, no interest will be paid and you will forfeit any interest we would have otherwise credited. If you take a partial withdrawal from a Segment, the withdrawal will reduce the average monthly Segment Balance but any interest due will still be paid. We determine the Segment balance each month (a Segment Month) and average these amounts for determining the interest that may be applied. See the “Here is an example of how a withdrawal from the Policy affects Segment Indexed Interest” table below for a partial withdrawal and average monthly Segment Balance example.

The following examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Policy will actually perform.

1 The "S&P 500 INDEX" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Pacific Life Insurance Company.  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Pacific Life Insurance Company. It is not possible to invest directly in an index.  Pacific Life Insurance Company’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Pacific Life Insurance Company’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Pacific Life Insurance Company’s Product(s) particularly or the ability of the S&P 500 INDEX to track general market performance.  Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Pacific Life Insurance Company with respect to the S&P 500 INDEX is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The S&P 500 INDEX is determined, composed and calculated by S&P Dow Jones Indices without regard to Pacific Life Insurance Company or Pacific Life Insurance Company’s Product(s).  S&P Dow Jones Indices has no obligation to take the needs of Pacific Life Insurance Company or the owners of Pacific Life Insurance Company’s Product(s) into consideration in determining, composing or calculating the S&P 500 INDEX.  S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of Pacific Life Insurance Company’s Product(s) or the timing of the issuance or sale of Pacific Life Insurance Company’s Product(s) or in the determination or calculation of the equation by which Pacific Life Insurance Company’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Pacific Life Insurance Company’s Product(s). There is no assurance that investment products based on the S&P 500 INDEX will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment or tax advisor.  A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PACIFIC LIFE INSURANCE COMPANY, OWNERS OF PACIFIC LIFE INSURANCE COMPANY'S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PACIFIC LIFE INSURANCE COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

2 The Standard & Poor’s 500® Index (“S&P 500®”) is an unmanaged index that covers 500 industrial, utility, transportation, and financial companies of the U.S. markets.

Examples

Below is a hypothetical example that shows how we currently credit interest to a Segment in the 1-Year Indexed Account.

Assumptions:

● The segment Accumulated Value is $10,000 at the start of the first segment.

● All Policy charges are deducted from the Fixed Account and/or the Variable Accounts.

● The rates for the Growth Cap and Participation Rate and the factor for the Segment Adjustment Factor are hypothetical and for illustrative purposes only.

● Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,900.00	10,900.00	10,987.20	11,184.96
Average Segment Monthly Balance	10,000.00	10,900.00	10,900.00	10,987.20	11,184.96
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	9.0%	9.0%	9.0%	9.0%	9.0%
Participation Rate	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	0%	0%	0%	0%	0%
Segment Guaranteed Interest	0.00	0.00	0.00	0.00	0.00
Segment Indexed Interest Rate	9.00%	0.00%	0.80%	1.80%	6.60%
Segment Indexed Interest*	900.00	0.00	87.20	197.26	738.19
Total Interest Credited over Term	900.00	0.00	87.20	197.26	738.19
Segment Adjustment Factor	1.0	1.0	1.0	1.0	1.0
Segment Adjustment	0.00	0.00	0.00	0.00	0.00
Segment Maturity Value	10,900.00	10,900.00	10,987.20	11,184.96	11,923.15
* The Segment Adjustment is zero since the factor is 1.0.
Total Return over Period	19.23%
Annual Return over Period	3.58%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Below is a hypothetical example that shows how we currently credit interest to a Segment in the 1-Year High Cap Plus Indexed Account.

Assumptions:

● The segment Accumulated Value is $10,000 at the start of the first segment.

● All Policy charges, including the annual 3.00% (monthly 0.25%) Indexed Fixed Option Charge, are deducted from the Fixed Account and/or the Variable Accounts.

● The rates for the Growth Cap and Participation Rate and the factor for the Segment Adjustment Factor are hypothetical and for illustrative purposes only.

● Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	11,800.00	11,800.00	11,913.28	12,170.59
Average Segment Monthly Balance	10,000.00	11,800.00	11,800.00	11,913.28	12,170.59
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	15%	15%	15%	15%	15%
Participation Rate	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	0%	0%	0%	0%	0%
Segment Guaranteed Interest	0.00	0.00	0.00	0.00	0.00
Segment Indexed Interest Rate	15.00%	0.00%	0.80%	1.80%	6.60%
Segment Indexed Interest*	1,800.00	0.00	113.28	275.31	963.89
Total Interest Credited over Term	1,800.00	0.00	113.28	275.31	963.89
Segment Adjustment Factor	1.2	1.2	1.2	1.2	1.2
Segment Adjustment added	300.00	0.00	18.88	42.88	160.64
Segment Maturity Value	11,800.00	11,800.00	11,913.28	12,170.59	13,134.48
* Includes the Segment Adjustment added
Total Return over Period	31.34%
Annual Return over Period	5.60%
[1] The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Below is a hypothetical example that shows how we currently credit interest to a Segment in the 1-Year No Cap Indexed Account.

Assumptions:

● The segment Accumulated Value is $10,000 at the start of the first segment.

● All Policy charges are deducted from the Fixed Account and/or the Variable Accounts.

● The rates for the Indexed Threshold Rate and Participation Rate and the factor for the Segment Adjustment Factor are hypothetical and for illustrative purposes only.

● Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	11,500.00	11,500.00	11,500.00	11,500.00
Average Segment Monthly Balance	10,000.00	11,500.00	11,500.00	11,500.00	11,500.00
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Indexed Threshold Rate	5%	5%	5%	5%	5%
Participation Rate	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	0%	0%	0%	0%	0%
Segment Guaranteed Interest	0.00	0.00	0.00	0.00	0.00
Segment Indexed Interest Rate	15.00%	0.00%	0.00%	0.00%	1.60%
Segment Indexed Interest*	1,500.00	0.00	0.00	0.00	183.98
Total Interest Credited over Term	1,500.00	0.00	0.00	0.00	183.98
Segment Adjustment Factor	1.0	1.0	1.0	1.0	1.0
Segment Adjustment	0.00	0.00	0.00	0.00	0.00
Segment Maturity Value	11,500.00	11,500.00	11,500.00	11,500.00	11,683.98
* The Segment Adjustment is zero since the factor is 1.0.
Total Return over Period	16.84%
Annual Return over Period	3.16%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Below is a hypothetical example that shows how we credit interest to a Segment in the 1-Year Indexed Account on a guaranteed basis. On a guaranteed basis refers to the fact that the Growth Cap is guaranteed to never be lower than 2%, the Participation Rate is guaranteed to never be lower than 100%, and the Segment Adjustment Factor is guaranteed to never be lower than 1.

Assumptions:

● The segment Accumulated Value is $10,000 at the start of the first segment.

● All Policy charges are deducted from the Fixed Account and/or the Variable Accounts.

● Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,200.00	10,200.00	10,281.60	10,466.66
Average Segment Monthly Balance	10,000.00	10,200.00	10,200.00	10,281.60	10,466.66
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	2%	2%	2%	2%	2%
Participation Rate	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	0%	0%	0%	0%	0%
Segment Guaranteed Interest	0.00	0.00	0.00	0.00	0.00
Segment Indexed Interest Rate	2.00%	0.00%	0.80%	1.80%	2.00%
Segment Indexed Interest*	200.00	0.00	81.60	185.06	209.33
Total Interest Credited over Term	200.00	0.00	81.60	185.06	209.33
Segment Adjustment Factor	1.0	1.0	1.0	1.0	1.0
Segment Adjustment	0.00	0.00	0.00	0.00	0.00
Segment Maturity Value	10,200.00	10,200.00	10,281.60	10,466.66	10,675.99

* The Segment Adjustment is zero since the factor is 1.0.
Total Return over Period	6.76%
Annual Return over Period	1.32%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Below is a hypothetical example that shows how we credit interest to a Segment in the 1-Year High Cap Plus Indexed Account on a guaranteed basis. On a guaranteed basis refers to the fact that the Growth Cap is guaranteed to never be lower than 15%, the Participation Rate is guaranteed to never be lower than 100%, and the Segment Adjustment Factor is guaranteed to never be lower than 0.60.

Assumptions:

● The segment Accumulated Value is $10,000 at the start of the first segment.

● All Policy charges, including the annual 3.00% (0.25% monthly) Indexed Fixed Option Charge, are deducted from the Fixed Account and/or the Variable Accounts.

● Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,900.00	10,900.00	10,952.32	11,070.60
Average Segment Monthly Balance	10,000.00	10,900.00	10,900.00	10,952.32	11,070.60
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	15%	15%	15%	15%	15%
Participation Rate[2]	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	0%	0%	0%	0%	0%
Segment Guaranteed Interest	0.00	0.00	0.00	0.00	0.00
Segment Indexed Interest Rate	15.00%	0.00%	0.80%	1.80%	6.60%
Segment Indexed Interest*	900.00	0.00	52.32	118.28	438.39
Total Interest Credited over Term	900.00	0.00	52.32	118.28	438.39
Segment Adjustment Factor	0.60	0.60	0.60	0.60	0.60
Segment Adjustment subtracted	(600.00)	0.00	(34.88)	(78.85)	(292.26)
Segment Maturity Value	10,900.00	10,900.00	10,952.32	11,070.60	11,508.98
* Includes Segment Adjustment deduction
Total Return over Period	15.09%
Annual Return over Period	2.85%

[1] The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

[2] The guaranteed minimum Participation Rate will never be lower than 100%.

Below is a hypothetical example that shows how we credit interest to a Segment in the 1-Year No Cap Indexed Account on a guaranteed basis. On a guaranteed basis refers to the fact that the Indexed Threshold Rate is guaranteed to never be higher than 10%, the Participation Rate is guaranteed to never be lower than 20%, and the Segment Adjustment Factor is guaranteed to never be lower than 1.

Assumptions:

● The segment Accumulated Value is $10,000 at the start of the first segment.

● All Policy charges are deducted from the Fixed Account and/or the Variable Accounts.

● Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,200.00	10,200.00	10,200.00	10,200.00
Average Segment Monthly Balance	10,000.00	10,200.00	10,200.00	10,200.00	10,200.00
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Indexed Threshold Rate	10%	10%	10%	10%	10%
Participation Rate	20%	20%	20%	20%	20%
Minimum Segment Guaranteed Interest Rate	0%	0%	0%	0%	0%
Segment Guaranteed Interest	0.00	0.00	0.00	0.00	0.00
Segment Indexed Interest Rate	2.00%	0.00%	0.00%	0.00%	0.00%
Segment Indexed Interest*	200.00	0.00	0.00	0.00	0.00
Total Interest Credited over Term	200.00	0.00	0.00	0.00	0.00
Segment Adjustment Factor	1.0	1.0	1.0	1.0	1.0
Segment Adjustment	0.00	0.00	0.00	0.00	0.00
Segment Maturity Value	10,200.00	10,200.00	10,200.00	10,200.00	10,200.00
* The Segment Adjustment is zero since the factor is 1.0.
Total Return over Period	2.00%
Annual Return over Period	0.40%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Here is how Segments Work

● Segment Creation. A new Segment is created when there is a transfer to an Indexed Account. The Segment continues until the end of the Segment Term.

● Segment Value Change. Over the Segment Term, the Segment is credited with the Segment Guaranteed Interest, if any, and is reduced by Segment Deductions (discussed below).

● Segment Deductions. Over the Segment Term, money may be transferred from the Segments for the Policy’s Monthly Deductions, for withdrawals and for standard policy loans and alternate loans.

● Segment Indexed Interest. Based on the performance of the Index, interest may be credited to the Segment at the end of the Segment Term. It is possible, however, that Segment Indexed Interest will not be greater than zero.

● Segment Maturity. At the end of a Segment Term, the Segment Value is reallocated to a new Segment or to the Fixed Options, based on your instructions. If the Segment Value was reallocated to a Fixed Option, you may transfer from a Fixed Option to any Variable Investment Options subject to certain transfer limitations. See the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions section in this prospectus. Before the end of a Segment Term, please contact us at (800) 347-7787 or contact your life insurance producer for the current rates (Participation Rate, Growth Cap, Indexed Threshold Rate, Segment Adjustment Factor as applicable) that will apply to a new Segment. You can find Segment dates, current Segment activity, and additional information for all open, and recently matured Segments on your quarterly and annual Policy statements. Once a Segment is created, you cannot transfer Accumulated Value out of that Segment to any other Indexed Account or Fixed Option until the end of the Segment Term. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a Systematic Distribution Program. If no reallocation instructions are provided, the Segment Maturity Value will be reallocated to a new Segment of the same Indexed Account.

Important Considerations:

● Net Premiums and Accumulated Value are not directly deposited in or allocated to the Indexed Accounts. Such amounts are first allocated or transferred to the Fixed Account. On a Segment Start Date, we then transfer such Net Premiums and Accumulated Value to the Indexed Accounts.

● All Segment Start Dates currently begin on the 15th of a month. Each Segment Start Date has a Cutoff Date. To begin a Segment on a particular Segment Start Date, we must receive your instructions and payment by the Cutoff Date for that Segment Start Date.

● You can only allocate all or a portion of your Net Premiums or transfer Accumulated Value to the Indexed Accounts if your Policy is not in a Lockout Period (discussed below). However, the Lockout Period will not affect any maturing Segments. Accumulated Value in a Segment that matures during the Lockout Period will be reallocated to a new segment, or to the Fixed Account per your instructions.

● Account Deductions are taken proportionately from the Fixed Account Value and the Variable Account Value until each have been reduced to zero. Any remaining deductions will be taken proportionate to each Segment Value across all segments in the Indexed Accounts.

● There is no guarantee that Segment Indexed Interest will be greater than zero at Segment Maturity.

● For Indexed Accounts with a Growth Cap, the total interest crediting rate that is applied to each Segment will never exceed the Growth Cap and will never be less than the 0% Segment Guaranteed Interest rate.

● For Indexed Accounts with an Indexed Threshold Rate, the total interest crediting rate is reduced by the Indexed Threshold Rate and will never be less than the 0% Segment Guaranteed Interest rate.

● If the Segment Indexed Interest at Segment Maturity is greater than zero, the Segment Indexed Interest is reduced if the Segment Adjustment Factor is less than 1.0, but in no event will the Segment Indexed Interest be less than zero.

● You cannot transfer Accumulated Value from an Indexed Account to any other Investment Option until Segment Maturity. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a Systematic Distribution Program.

● At Segment Maturity, we will automatically invest Segment Maturity Value into a new Segment unless you tell us otherwise by the Cutoff Date.

● We may eliminate or substitute the Index if the Index we are currently using is no longer published, if the licensing agreement for a particular Index expires, or if the cost of providing the investment on the Index becomes too high. We will supplement this Prospectus prior to any elimination or substitution of the underlying Index.

● Changing the Index will not affect the guarantees for the Indexed Accounts.

● We will notify you and any assignee of record if we replace the Index.

● We will select a replacement Index in our sole discretion, based on the availability of the Index and our ability to purchase the necessary underlying securities.

The way we calculate interest on Accumulated Value allocated to the Indexed Accounts is different from the way Accumulated Value allocated to a Variable Account, such as the Equity Index Variable Account, is calculated. The Equity Index Variable Account invests in the Pacific Select Fund Equity Index Portfolio, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500® Index. Accumulated Value allocated to the Equity Index Variable Account is valued daily based on the net asset value of the underlying Equity Index Fund. The Equity Index Variable Account reflects the change in the underlying Equity Index Fund’s net asset value.

Conversely, the Indexed Fixed Options are part of Pacific Life’s General Account. Investment of General Account assets is at Pacific Life’s sole discretion, subject to applicable law and regulation. The Segment Indexed Interest credited to Segments of the Indexed Accounts is based in part on any positive change in the S&P 500® Index (without dividends). It is a one-year point-to-point interest crediting strategy that will credit interest based on the one-year performance of the S&P 500® (without dividends) between two points in time, limited by a Growth Cap or reduced by an Indexed Threshold Rate as described above.

Segment Creation:

● Segments can be funded by:

a. Premium payments

b. Transfers from the Fixed Account

c. Reallocated amounts from prior Segments following Segment Maturity.

● A new Segment is created when amounts are transferred from the Fixed Account to an Indexed Account.

● Accumulated Value held in the Fixed Account will earn interest at the Fixed Account rate until it is transferred.

In order for us to create a Segment on a particular Segment Start Date, we must receive your instructions and payment by the Cutoff Date for that Segment Start Date. It is important to remember the Accumulated Value we transfer from the Fixed Account at the

Segment Start Date may be less than your Designated Amount if we deducted Policy charges, or if you took a withdrawal or Standard Loan, from the Fixed Account before the Segment Start Date.

Once a Segment is created, you may not transfer Accumulated Value out of that Segment to any other Indexed Account or Fixed Option before the end of the Segment Term.

Allocations to the Indexed Accounts will first be made to the Fixed Account and transferred to the Indexed Accounts on the next Segment Start Date. The value in the Indexed Accounts may come from several sources:

● Net Premiums or loan repayments that you have instructed us to transfer to the Indexed Account;

● Transfers you request from the Fixed Account;

● Transfers from the Variable Accounts and Fixed LT Account, which can be made to the Fixed Account under policy Transfer guidelines, and then transferred from the Fixed Account into an Indexed Account.

Transfers from the Fixed Account to an Indexed Account may not be made during the Lockout Period.

Each Segment has its own Participation Rate, Segment Adjustment Factor, Growth Cap or Indexed Threshold Rate, as applicable. The Participation Rate, Segment Adjustment Factor, Growth Cap or Indexed Threshold Rate for a Segment are those in effect on the Segment Start Date. The Participation Rate, Segment Adjustment Factor, Growth Cap or Indexed Threshold Rate in effect as of the Policy Date are shown in the Policy Specifications. We will notify you in the Annual Report or other written notice if they change.

We reserve the right to change the Segment Start Dates and to limit transfers into the Indexed Accounts, but in any event, you will be allowed to make transfers at least once per calendar quarter. We will notify you in the Annual Report or other written notice if we change the Segment Start Dates.

There are two ways to make transfers to the Indexed Accounts:

● Payment and Reallocation Instructions; and

● Transfers by Written Request.

Transfers to the Indexed Accounts will be based on your latest instructions on file with us. There are two types of instructions for transfers to the Indexed Accounts.

1. Payment Instructions: Your instructions to us to transfer a portion of a Net Premium or loan repayment to an Indexed Account. The portion of the Net Premium or loan repayment that you designated will be deposited into the Fixed Account on the day it is received and will remain there until the next Segment Start Date, assuming we received your instructions and payment by the Cutoff Date for that Segment Start Date. The Fixed Account will earn interest and be assessed Policy charges during this period. On the Segment Start Date, we will transfer the lesser of the amount of Net Premium or loan repayment you designated for transfer, or the Fixed Account value. If you did not give us instructions and your payment by the Cutoff Date or if your Policy is in a Lockout Period, we will not make the transfer to the Indexed Account.

 An example:

 We receive and apply a premium payment of $10,000 on January 2, which corresponds to a Net Premium of $9,310 after deduction of a $690 maximum basic premium load. Based upon your payment instructions, 100% of the Net Premium is applied to an Indexed Account and the Designated Amount = $9,310.

 On January 2, the Designated Amount is applied to the Fixed Account and the Fixed Account balance is $9,310. The Policy earns interest and charges are deducted, and on January 15 (the Segment Start Date), the Fixed Account balance is equal to $9,280.

 On January 15, the Segment Start Date, the Fixed Account balance is $9,280, which is less than the Designated Amount. This amount will be transferred to the Indexed Account selected and the Fixed Account balance will be zero.

 Another example:

 Using the same examples as above, but assuming that the Fixed Account Value is $9,500 on the Segment Start Date:

 On January 15, the Segment Start Date, the Designated Amount of $9,310 will be transferred to the Indexed Account. The Fixed Account value will be $190.

2. Reallocation Instructions: Your instructions to us to reallocate the Segment Maturity Value to the Indexed Accounts at the end of a Segment Term or the Fixed Options. If you did not give us instructions, the Segment Maturity Value automatically will be reallocated to the same Indexed Accounts to create a new Segment. Transfer of the Segment Maturity Value from the Fixed Account to other Investment Options must be made in compliance with your Policy’s transfer restrictions. Transfer restrictions in effect may increase the amount of time required to transfer your Indexed Accumulated Value from the Indexed Accounts. See Transferring Among Investment Options and Market-timing Restrictions. If the current Segment Start Date (the 15th of a month) were to change, any Segment Maturity Value will be transferred and held in the Fixed Account at Segment Maturity and then transferred to the applicable Indexed Accounts on the new Segment Start Date.

 You may also make transfers to the Indexed Accounts by Written Request. We must receive your request before the Cutoff Date. When we receive your Written Request, we will make the allocation first to the Fixed Account and then transfer it to the Indexed Accounts on the next Segment Start Date. If you want to transfer Accumulated Value from other Investment Options into the Indexed Accounts, your Accumulated Value will first be transferred from the Investment Options to the Fixed Account, according to the Transfer provisions in your Policy, and then transferred from the Fixed Account to the Indexed Accounts. See Transferring Among Investment Options and Market-timing Restrictions.

 Any reallocation of Segment Maturity Value from the Indexed Accounts to the Fixed Options will occur before any other transfer.

Segment Value Changes:

Deductions from your Policy’s Accumulated Value for Monthly Deductions, Standard Policy Loans and withdrawals are taken first from the Policy’s Fixed Accumulated Value and Variable Accumulated Value on a proportionate basis. If there is no Fixed Accumulated Value or Variable Accumulated Value, we will take deductions from the Indexed Accumulated Value. Any deductions from the Indexed Accounts will be taken proportionate to each Segment Value across all segments in the Indexed Accounts. For each Segment, deductions are taken from the Segment monthly balance (defined below under Segment Maturity). If a withdrawal or Standard Loan is taken from the Policy that results in a deduction from the Indexed Accounts, and the withdrawal or Standard Loan is not taken pursuant to a Systematic Distribution Program, then a Lockout Period will begin. During the Lockout Period you may not allocate all or a portion of a Net Premium, loan repayments or otherwise transfer Accumulated Value from the Fixed Account into the Indexed Accounts. Segment reallocations for any maturing Segment will be made according to your reallocation instructions.

Deductions from the Indexed Accumulated Value may be taken for monthly Policy charges, withdrawals or Standard Loans. Segment Indexed Interest will be credited to the Segment and is equal to the Segment Indexed Interest Rate multiplied by the average of all Segment Monthly Balances over the entire Segment Term. This means that a proportionate Segment Indexed Interest will be applied to all amounts that are deducted from the Indexed Accounts over the Segment Term.

Here is an example of how a withdrawal from the Policy affects Segment Indexed Interest.

● We create the Segment on January 15 with a $1,000 allocation.

● You have not taken a Standard Loan, and we have not deducted Policy charges from the Segment.

● On July 15, you take a single withdrawal of $300 from the Segment.

● At the end of the Segment Term, the Index Growth Rate and corresponding Segment Indexed Interest Rate are 8%.

End of Segment Month	Segment Monthly Balance
February 14	$1,000
March 14	$1,000
April 14	$1,000
May 14	$1,000
June 14	$1,000
July 14	$1,000
August 14	$700
September 14	$700
October 14	$700
November 14	$700
December 14	$700
January 14 (of the following year)	$700
The average monthly Segment Balance is $850 (6 months × $1,000 + 6 months × $700, divided by 12).

The Segment Indexed Interest credited at Segment Maturity is $68 ($850 × 8% = $68.00). Upon Segment Maturity, the final Segment Accumulated Value is $768 (the $700 remaining Segment Balance plus the $68 Segment Indexed Interest).

How surrenders affect Segment Indexed Interest

Using the example above, if you surrender the Policy on July 15th instead of taking a withdrawal, you will forfeit the Segment Indexed Interest we would otherwise have credited, and the $1,000 Accumulated Value in the Segment is included in the Policy’s Net Cash Surrender Value.

Segment Maturity:

We calculate Segment Indexed Interest, if any, and credit it to the Segment at Segment Maturity. We will never credit negative interest to the Indexed Fixed Options. The Segment ends at Segment Maturity and we allocate the Segment Maturity Value to the Investment Options according to your reallocation instructions on file with us. If you have not given us reallocation instructions, we will reallocate the Segment Maturity Value to a new Segment in the same Indexed Accounts. Reallocation to a new Segment will be subject to the Participation Rate, Segment Adjustment Factor, Growth Cap or Indexed Threshold Rate then in effect. However, if the Segment Maturity Value consists only of the Segment Indexed Interest, we will transfer such value into the Fixed Account.

The Segment Indexed Interest is the average of all Segment monthly balances over the entire Segment Term multiplied by the Segment Indexed Interest Rate.

The Segment monthly balance is, as of the end of any Segment Month, the amount initially transferred to the Segment minus all Segment Deductions. We calculate the Segment monthly balance as of the end of each Segment Month, and average these amounts for determining the Segment Indexed Interest.

Indexed Accounts with a Growth Cap

The Segment Indexed Interest Rate reflects the Index Growth Rate, and is equal to [the lesser of (a × b) and c] – d, but not less than zero, where:

a = Index Growth Rate;

b = Participation Rate (guaranteed to be no less than 100% for the 1-Year Indexed Account, 100% for the 1-Year High Cap Plus Indexed Account, or 20% for the 1-Year No Cap Indexed Account);

c = Growth Cap (will not be less than 2% for the 1-Year Indexed Account or 15% for the 1-Year High Cap Plus Indexed Account); and

d = Minimum Segment Guaranteed Interest Rate (0%).

Indexed Account with an Indexed Threshold Rate

The Segment Indexed Interest Rate reflects the Index Growth Rate less the Indexed Threshold Rate, and is equal to [(a - b) x c] – d, but not less than zero, where:

a = Index Growth Rate;

b = Indexed Threshold Rate;

c =  Participation Rate (guaranteed to be no less than 20% for the 1-Year No Cap Indexed Account); and

d = Minimum Segment Guaranteed Interest Rate (0%).

Minimum Indexed Benefit Rider

This benefit may provide an Indexed Termination Credit to the Policy when Accumulated Value is allocated to certain eligible indexed accounts and the eligible Indexed Account’s Segment Indexed Interest credited is less than the charges (Indexed Fixed Option Charge and a portion of the Policy asset charge attributable to eligible indexed accounts). Currently, all Indexed Accounts are eligible indexed accounts. Only Indexed Accounts classified as an eligible indexed account will be used in the calculation of the Indexed Termination Credit. We reserve the right to classify additional Indexed Accounts or add new Indexed Accounts as an eligible indexed account at any time. Any Indexed Account that is classified as an eligible indexed account cannot be declassified as an eligible indexed account. We may cease offering one or more Indexed Accounts and if such Indexed Accounts were eligible indexed accounts, that eligible indexed account will no longer be available. Any benefit provided by this benefit will remain until the Policy terminates.

The Indexed Termination Credit does not increase the Policy’s Accumulated Value and will never go below zero. The Indexed Termination Credit is the greater of zero or the Indexed Termination Credit Accrued. The Indexed Termination Credit Accrued is an amount that starts at zero when the Policy is issued. It is a cumulative amount that is calculated as follows

● The value of the Index Termination Credit as of the prior day,

● Plus the Indexed Fixed Option Charge (currently 0.25% per month) attributable to the eligible Indexed Accounts as of each Monthly Payment Date,

● Plus the portion of the Policy’s asset charge rate (currently 0.0125% per month) multiplied by the Indexed Account Value of all eligible Indexed Account(s) as of each Monthly Payment Date,

● Minus the Segment Indexed Interest Credited to eligible indexed accounts as of each Segment Maturity Date.

The Indexed Termination Credit is used to determine the following:

● The death benefit proceeds for Policies in a Grace Period and not in a Grace Period,

● The Net Cash Surrender Value at the time of a full surrender (including exchanges and conversions) of the Policy,

● When the Policy enters a Grace Period,

● The amount of payment due during a Grace Period, and

● The amount of Premium required to reinstate the Policy.

Effect on the Policy and Other Riders

Effect on the Death Benefit Proceeds for Policies in a Grace Period – On the date of death, your Death Benefit calculated under the Policy’s Death Benefit Options will include the Indexed Termination Credit when calculating the Death Benefit Proceeds.

Effect on the Death Benefit Proceeds for Policies not in a Grace Period – On the date of death, your Death Benefit calculated under Death Benefit Option B will include the Indexed Termination Credit when calculating the Death Benefit Proceeds.

Effect on the Net Cash Surrender Value – When the Policy is terminated by your request to surrender it, including for Policy exchange and conversions, the Policy’s Net Cash Surrender Value will be increased by the Indexed Termination Credit, if any, calculated on the date of Policy Surrender. There are no other circumstances in which the Indexed Termination Credit may increase the Net Cash Surrender Value.

Effect on the Grace Period and Lapse – We will use the Policy’s Accumulated Value plus the Indexed Termination Credit, if any, reduced by any Total Policy Debt to determine if the Policy will lapse. If that amount is not sufficient to provide for the Policy’s Monthly Deductions, the Policy will enter the Grace Period.

Coordination with an Accelerated Death Benefit Rider

The Indexed Termination Credit Accrued will be reduced by the Acceleration Percentage, as defined in the applicable rider, when a benefit payment is made under any rider that pays an accelerated death benefit. See the OPTIONAL RIDERS AND BENEFITS – Premier LTC Rider, Premier Living Benefits Rider, Premier Living Benefits Rider 2, or Terminal Illness Rider, as applicable, section in this prospectus for information on the Acceleration Percentage for a particular rider.

Reinstatement

If the Policy lapses and is later reinstated, then this rider will also be reinstated. At such time, the Indexed Termination Credit will equal the Indexed Termination Credit on the date of lapse. Any premium required to reinstate the Policy will be reduced by any Indexed Termination Credit on the date of lapse.

Termination

This rider will terminate on the date the Policy ceases to be In Force. You may not terminate this rider by Written Request.

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in the POLICY BASICS section of this prospectus.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

● Transfers are limited to 25 for each calendar year. Any transfers to or from the Fixed Account or Fixed LT Account will be counted towards the 25 allowed each calendar year unless part of a transfer program (for example, the first year transfer service) or if the transfer is from the Fixed Account to an Indexed Fixed Option.

● If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Variable Account prior to the start of the next calendar year.

● You may only make 2 transfers in any calendar month to or from each of the following Investment Options:

Fidelity® VIP Bond Index Portfolio Initial Class	Fidelity® VIP International Index Portfolio Initial Class	Fidelity® VIP Total Market Index Portfolio Initial Class

For example, if you transfer from the Fidelity VIP Bond Index Portfolio Initial Class to the Fidelity VIP Total Market Index Portfolio Initial Class, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the Fidelity VIP Bond Index Portfolio Initial Class to the Pacific Select Fund Growth Portfolio Class P, that would be the second transfer in the calendar month involving the Fidelity VIP Bond Index Portfolio and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

● Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options:

DFA VA International Small Portfolio	Vanguard VIF Global Bond Index Portfolio

For example, if you transfer from the DFA VA International Small Portfolio to the Pacific Select Fund Growth Portfolio Class P, that counts as one transfer for the calendar month. If you later transfer from the DFA VA International Small Portfolio to the Pacific Select Fund Floating Rate Income Portfolio Class P, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

● For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Standard Loan Account, a transfer of Accumulated Value from the Standard Loan Account into your Investment Options following a loan payment, transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, Fixed Option interest sweep service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

● Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Account are excluded from this limitation.

● Only one transfer into the Fixed LT account is allowed during any 12 month period. There is no limit on the number of transfers into the Fixed Account other than the restriction that the total number of transfers cannot exceed 25 in a policy year. Transfers to the Fixed Options may be limited (see the YOUR INVESTMENT OPTIONS – Fixed Options section in this prospectus).

● You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see the YOUR INVESTMENT OPTIONS – Transfer Services section in this prospectus).

● Transfers from the Fixed Account may be made into the Variable Investment Options, the Fixed LT Account or both, subject to the following limits:

● You may transfer up to 100% of the value in the Fixed Account to the Fixed LT Account,

● You may transfer from the Fixed Account to the Variable Investment Options the lesser of:

● 100% of the value in the Fixed Account, or

● The greater of:

● $5,000,

● 25% of your Policy’s Accumulated Value in the Fixed Account and the Indexed Accounts, which will be taken from the Fixed Account only and cannot exceed the Fixed Account Value, or

● The total amount transferred from the Fixed Account to the Variable Investment Options in the prior year.

● Transfers from the Fixed LT Account may be made to the Variable Investment Options, the Fixed Account, or both. The transfer is limited to the greater of:

● $5,000, or

● 10% of the Accumulated Value in the Fixed LT Account, or

● The total amount transferred from the Fixed LT Account to either the Fixed Account or the Variable Investment Options in the prior year.

● We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

● If you request a transfer to the Indexed Fixed Options and we receive your instructions by the Cutoff Date, we will make the transfer first to the Fixed Account and then to the Indexed Fixed Options on the next Segment Start Date.

● Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

● There is no minimum required value for the Investment Option you are transferring to or from.

● There is no minimum amount required if you are making transfers between Variable Investment Options.

● You cannot make a transfer if your Policy is in the Grace Period and is in danger of lapsing.

● We can restrict or suspend transfers.

● We will notify you or your representative if we refuse or delay your transfer request.

● We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, reorganization of underlying Funds, or other extraordinary circumstances.

We do not count the transfer from the Fixed Account to an Indexed Fixed Option towards the number of transfers you may make in Policy Year. Further, we do not count such transfer towards the number of transfers you may make in a Policy Year without a transfer fee.

You may not transfer from an Indexed Fixed Option until Segment Maturity. In addition, you may not allocate all or a portion of a Net Premium or Accumulated Value to the Indexed Fixed Option if your Policy is in a Lockout Period.

Upon Segment Maturity, the Segment Maturity Value cannot be transferred directly into the Variable Options. The Segment Maturity Value must first be transferred to the Fixed Account before it can be transferred to the Variable Options. You must provide us instructions prior to the Cut-off Date, to automatically transfer the Segment Maturity Value to the Fixed Account. Once the Segment Maturity Value is transferred to the Fixed Account, any transfers, thereafter from the Fixed Account to the Variable Options, will be subject to the Fixed Account transfer restrictions, which may increase the amount of time required to transfer the value into the Variable Options.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying Funds and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Funds. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Fund management can have an adverse effect on Fund performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Fund.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

● Not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

● Not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options. Under the Scheduled Indexed Transfer Program, you can schedule transfers from the Fixed Account to the Indexed Accounts.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options or the Indexed Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Example

You instruct us to transfer $12,000 of Accumulated Value from one Variable Investment Option to another Variable Investment Option that you select over a 12-month period. Each month, we will transfer $1,000 based on the instructions provided.

Portfolio rebalancing

As the value of the underlying Funds changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Example

You allocate 25% of your Accumulated Value to four different Variable Investment Options (e.g. Variable Investment Option A, B, C and D) and instruct us to maintain that allocation every three months. You elect to have your Variable Investment Options rebalanced quarterly measured from the date your Policy was issued. Over the three-month period, the Accumulated Value in each of your Variable Investment Options will change due to market fluctuations. At the end of the three-month period, we will rebalance your values (buy and sell accumulation units) so that the Accumulated Value in each Variable Investment Option is back to 25% of the Accumulated Value.

First year transfer

Our first year transfer service allows you to make transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the Policy's first year. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Example

A Policy is issued and Accumulated Value is allocated to the Fixed Account with a request to use the first year transfer service. You choose the amount you want transferred each month for the first 12 months of the Policy. If you allocated $20,000 to the Fixed Account and instructed us to transfer $1,000 per month, we will transfer $1,000 for 12 consecutive months. After the 12 months, the service will terminate.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Scheduled Indexed Transfer program

Our Scheduled Indexed Transfer program (SIT) allows you to make scheduled transfers from the Fixed Account to the available Indexed Fixed Options. When you complete the form for the SIT, you must specify one of the two available methods to make the allocation: the Specified Amount method or the Period Depletion method.

If you select the Specified Amount method, you will request a specific amount to be transferred. This amount will be transferred until the Fixed Account has been depleted or the number of transfers specified have been completed.

If you select the Period Depletion method, you will specify the number of transfers you wish to make. Amounts will be reallocated from the Fixed Account into an Indexed Fixed Option using a declining balance calculation until the Fixed Account has been depleted.

Allocations from the Fixed Account to new segments of an Indexed Fixed Option will occur on the Transfer Date after any other transfers or premium payment allocations have occurred.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Withdrawals and surrenders may have tax consequences, including a possible tax penalty if withdrawn before age 59½. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

Making Withdrawals

You can withdraw part of your Policy’s Accumulated Value starting on your Policy’s first anniversary and until the Monthly Deduction End Date. Here’s how it works:

● You must send us a Written Request that’s signed by all owners.

● Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

● We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

● We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

● The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal. The withdrawal will be processed as an Account Deduction.

● If the Insured dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

● If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

● If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, then a withdrawal may reduce your Policy’s Total Face Amount; however, the first withdrawal of each year in the first 15 Policy Years up to the lesser of $10,000 or 10% of the Net Cash Surrender Value will not reduce the Policy’s Total Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Total Face Amount will usually be reduced by the amount, if any, by which the Total Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Total Face Amount to less than $1,000 after the withdrawal.

An example of a withdrawal in the first 15 Policy Years

For a Policy with a Total Face Amount of $250,000 and a Surrender Value of $80,000, the Owner may withdraw the lesser of $10,000 or $8,000 (10% × $80,000) without any reduction in Total Face Amount.

Example 1: Owner requests a withdrawal of $6,000. There will be no reduction in Total Face Amount.

Example 2: Owner requests a withdrawal of $10,000. The Total Face Amount reduction is the amount of the withdrawal, less the allowable withdrawal amount, or $2,000 ($10,000 – $8,000 = $2,000). The Total Face Amount following the withdrawal is $248,000 ($250,000 – $2,000 = $248,000).

Taking Out a Loan

You can borrow money from us any time after the Free Look Transfer Date. The maximum amount available to borrow is less than 100% of your Accumulated Value. There are two loan types that are available. The Standard Loan under your Policy and the Alternate

Loan under the Alternate Loan Rider 2. The minimum amount you can borrow is $200 for a Standard Loan and $200 for an Alternate Loan.

A Standard Loan is available based on the Accumulated Value allocated to any of the Investment Options (including the Indexed Accounts). An Alternate Loan is only available based on the Accumulated Value allocated to certain Indexed Accounts (referred to as Designated Accounts for Alternate Loan purposes) and is not available until Policy Year 3.

Taking out a Standard Loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit. When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. For a Standard Loan, the Accumulated Value set aside to secure your loan also earns interest.

You may request a Standard Loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in the POLICY BASICS section in this prospectus.

How it works when you take out a Standard Loan and/or an Alternate Loan

When you take out a Standard Loan:

● To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Standard Loan Account. We will transfer the loan from the Investment Options that make up your Policy’s Accumulated Value to the Standard Loan Account. The loan amount will be processed as an Account Deduction by transferring the amount proportionately from the Fixed Account Value and the Variable Account Value until each have been reduced to zero.

● Interest owing on the amount you have borrowed accrues daily at an annual rate of 2.25%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

● Taking a loan or making a withdrawal from the Policy that results in a deduction from the Indexed Fixed Options, other than a withdrawal or loan pursuant to a Systematic Distribution Program, will cause a Lockout Period to begin. During the Lockout Period, you may not allocate any Net Premium payments, loan repayments or otherwise transfer Accumulated Value from the Fixed Account into the Indexed Fixed Options. Reallocations for any maturing Segment will be made according to your reallocation instructions.

● The amount in the Standard Loan Account earns interest daily at an annual rate of at least 2.00%. On each Policy Anniversary, if the Standard Policy Debt exceeds the Standard Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Standard Loan Account on a proportionate basis to the Standard Loan Account. If the Standard Loan Account Value exceeds Standard Policy Debt, then the excess will be transferred from the Standard Loan Account to the Investment Options according to your most recent premium allocation instructions.

● We currently intend to credit interest on the amount in the Standard Loan Account at an annual rate of 2.25% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.00% on the amount in the Standard Loan Account.

When you take out an Alternate Loan:

• To secure the Alternate Loan, no money is transferred from the Indexed Fixed Options. The Alternate Loan amount remains invested in the Indexed Fixed Options (referred to as Designated Accounts for Alternate Loan purposes). Currently all available Indexed Fixed Options are Designated Accounts.

• The Alternate Loan Value is how we keep track of the loan amount you have taken and there is no interest earned for the amount tracked by the Alternate Loan Value. The Accumulated Value will remain in the Designated Accounts and will be subject to the performance of that applicable Designated Account.

• Interest owing on the amount borrowed accrues daily. On a guaranteed basis, the maximum Alternate Loan Interest Charged is 7.50% per year. The current interest charge is 4.40%. Interest that has accrued during the Policy Year is due on your Policy Anniversary. Any such interest that has accrued and has not been paid is treated as a new Alternate Loan on that date and will be added to the Alternate Loan Value.

How much you can borrow as a Standard Loan or Alternate Loan

Standard Loan

The maximum amount you may borrow on any date is equal to the Accumulated Value less:

● Three times the most recent monthly deduction that reduces the Accumulated Value under the Policy;

● Any surrender charge; and

● Any existing Standard Policy Debt.

An example of how much you can borrow (Standard Loan)
For a Policy in Policy Year 5 with:
● Accumulated Value of $100,000 ● Standard Policy Debt of $60,000 ● A most recent monthly deduction of $225 ● A surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

Alternate Loan

The maximum amount of each Alternate Loan is equal to the lesser of the Standard Loan Amount available under the Policy and (a-b-c-d-e), where:

a = The Designated Account Value,

b = Interest on the Designated Account Value calculated to the end of the current Policy Year at the Alternate Loan Interest Charged rate,

c = Interest on any existing Standard Policy Debt calculated to the end of the current Policy Year at the Standard Loan Interest Charge rate,

d = The most recent Monthly Deduction multiplied by the number of Monthly Payment dates remaining in the current Policy year, and

e = Any existing Alternate Policy Debt.

An example of how much you can borrow (Alternate Loan)
For a Policy at the beginning of Policy Year 3 with:

● Standard Loan Amount available for $120,000.

● Designated Account Value; a= $100,000

● Interest on Designated Account Value; b=$7,500 (Alternate Loan Interest Charge Rate (Maximum) of 7.5% x $100,000 = $7,500)

● Standard Policy Debt of $20,000 with interest due on Policy Year 3; c= $250 (Standard Loan Interest Charge Rate of 2.25% x $20,000 = $450)

● The most recent Monthly Deduction of $225 with 12 Monthly Payments remaining in the current Policy Year; d=$2,700

● No existing Alternate Policy Debt; e=0

Since the maximum Alternate Loan Amount is less than the Standard Loan Amount available ($120,000), the maximum amount you can borrow is $87,550 ($100,000 – ($7,500) – ($450) – ($2,700) – ($0)) as an Alternate Loan. The Alternate Loan maximum is less than the Standard Loan Amount available

Paying off your Standard Loan and/or Alternate Loan

You can pay off all or part of a Standard Loan or Alternate Loan any time while your Policy is In Force.

For Standard Loans, unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options or the Indexed Fixed Options, up to the amount originally transferred from the Fixed Options or the Indexed Fixed Options to the Standard Loan Account. We will then transfer any excess amount to your Variable Investment Options and Indexed Fixed Options according to your most recent premium allocation instructions.

For Alternate Loans, any loan payments you make will reduce the Alternate Loan Account (including any repayment of Alternate Loan Interest Charged).

While you have Total Policy Debt (which includes any Standard Loan and Alternate Loan), we will treat any money you send us as a loan repayment unless you tell us otherwise in writing. Loan payments will first be applied to an Alternate Loan and then to a Standard Loan unless you tell us which loan (Standard Loan or Alternate Loan) the repayment should be applied to.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see the HOW YOUR PREMIUMS WORK-Paying Your Premium - Monthly Electronic Funds Transfer Plan section in this prospectus for details.

What happens if you do not pay off your Standard Loan or Alternate Loan

If you do not pay off your Standard Loan and/or Alternate Loan, we will deduct the Total Policy Debt from one of the following:

● The Death Benefit Proceeds before we pay them to your Beneficiary

● The Cash Surrender Value if you surrender your Policy.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Standard Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Standard Loan Account may also be less than the amount of interest you would have earned from the Fixed Options or the Indexed Fixed Options. Also, although your Accumulated Value remains in the Designated Accounts when you take out an Alternate Loan, there is no guarantee that the earnings in the Designated Accounts will be greater than the Alternate Loan Interest Charged. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Standard Loan Account is not available to help pay for any Policy charges. If, after deducting your Total Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Total Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See the VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions section in this prospectus.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

● The rate of return you expect to earn on your Investment Options

● How long you would like to receive regular income

● The loan type (Standard Loan or Alternate Loan) and the interest rate that you pay on the debt

● The amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for Standard Loans, Alternate Loans, and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s Standard Loan, Alternate Loan, and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

● Alternate Loan Rider 2

This rider provides for an Alternate Loan option in addition to the Standard Loan under the Policy. Starting in Policy Year 3, if you have Accumulated Value allocated to designated Indexed Accounts (called Designated Accounts for Alternate Loan purposes), you can take out an Alternate Loan, and the money backing the loan will remain invested in the Designated Account(s). Currently, all available Indexed Accounts are Designated Accounts (see Changes to Designated Accounts below). You can have both an Alternate Loan and a Standard Loan under the Policy in effect at the same time. An Alternate Loan is not available until Policy Year 3. This Rider is automatically added to the Policy at issue.

See the YOUR INVESTMENT OPTIONS – Indexed Fixed Options section in this prospectus for Indexed Accounts currently available.

Rider Terms

Alternate Loan – is a loan that is secured by the Designated Account Value (the loan amount secured that remains in designated Indexed Accounts). The amount you may borrow is determined, in part, by how much of your Accumulated Value is allocated to the Designated Account(s).

Alternate Loan Value – the sum of the value of all Alternate Loans taken minus any Alternate Loan repayments.

Alternate Policy Debt – the amount necessary to repay the Alternate Loan(s) in full. It is equal to the Alternate Loan Value plus any accrued Alternate Loan Interest Charged.

Designated Account – an Indexed Account that we have classified as a Designated Account for the purposes of securing an Alternate Loan. We may add or remove Designated Accounts, at our discretion. See Changes to Designated Accounts below for additional information.

Designated Account Value – the sum of the Segment Values for all Segments in each Designated Account.

Standard Policy Debt – the amount necessary to repay the Standard Policy Loan(s) under your Policy in full. It is equal to the Standard Loan Account plus any accrued loan interest charge.

Total Policy Debt – is equal to the sum of any Alternate Policy Debt and any Standard Policy Debt.

Alternate Loan Amounts Available

The minimum amount of each Alternate Loan is $200. The maximum amount of each Alternate Loan is equal to the lesser of the Standard Loan Amount available under the Policy and (a-b-c-d-e), where:

a = The Designated Account Value,

b = Interest on the Designated Account Value calculated to the end of the current Policy Year at the Alternate Loan Interest Charged rate,

c = Interest on any existing Standard Policy Debt calculated to the end of the current Policy Year at the Standard Loan Interest Charge rate,

d = The most recent Monthly Deduction multiplied by the number of Monthly Payment dates remaining in the current Policy year, and

e = Any existing Alternate Policy Debt.

Changes to Designated Accounts

We reserve the right to classify an additional Indexed Account as a Designated Account and to de-classify an existing Indexed Account as a Designated Account at any time. Additionally, the provisions in your Policy provide us the right to add additional Indexed Accounts or to terminate one or more of the Indexed Accounts at any time. We will notify you in writing, at your last known address, of any changes to the Indexed Account(s) identified as Designated Account(s) at least 30 calendar days before a change, and the notification will include a list of available Designated Account(s).

Declassification of a Designated Account

If an Indexed Account is declassified as a Designated Account, we will provide you notification of the change which will include the effective date of the declassification of the Designated Account. On such date the following will apply:

● The Segment Value of any Segment that has not yet matured will continue to contribute to the Designated Account Value until Segment Maturity.

● Unless you specify by Written Request by the Cutoff Date, at Segment Maturity, the Segment Maturity Value will be reallocated to the same Indexed Account. This Indexed Account will not be considered a Designated Account and any value that is allocated to it will not contribute to the Designated Account Value.

● On the first Monthly Payment Date following the effective date of declassification, any Excess Alternate Loan Value will be automatically reclassified as Standard Policy Debt as described in Automatic Reclassification of Alternate Policy Debt as Standard Policy Debt below.

Termination of a Designated Account

If an Indexed Account that is also a Designated Account is terminated, we will provide you notification of the change which will include the effective date of the termination of the Designated Account and information regarding the reallocation of Segment Maturity Value upon Segment Maturity. On such date the following will apply:

● The Segment Value of any Segment that has not yet matured will continue to contribute to the Designated Account Value until Segment Maturity.

● Unless you specify otherwise by Written Request by the Cutoff Date, at Segment Maturity, the Segment Maturity Value will be reallocated to another Investment Option that we will identify in our notice to you. If this Investment Option is not a Designated Account, then any value that is allocated to it will not contribute to the Designated Account Value.

● On the first Monthly Payment Date following the effective date of the Segment Maturity, any Excess Alternate Loan Value will be automatically reclassified as Standard Policy Debt as described in Automatic Reclassification of Alternate Policy Debt as Standard Policy Debt below.

Reclassifying Loan Types

A reclassification occurs when all or a portion of Alternate Policy Debt is transferred to Standard Policy Debt, or if all or a portion of Standard Policy Debt is transferred to Alternate Policy Debt. Alternate Policy Debt and Standard Policy Debt may be reclassified upon Written Request as described below. In addition, Alternate Policy Debt may be automatically reclassified as Standard Policy Debt as described below. Reclassifying a loan type changes the way debt is secured and may also change the current interest rate and the amount of interest charged on that debt. It does not create a new loan, is not a loan repayment, and does not cause a reduction or increase, at the time of reclassification, in your Total Policy Debt.

Reclassifying Standard Policy Debt as Alternate Policy Debt.

All or a portion of Standard Policy Debt may be reclassified as Alternate Policy Debt, by Written Request once in any twelve-month period provided the Standard Policy Debt amount that is reclassified does not exceed this rider’s Maximum Alternate Loan Available and the Policy is not in a Lockout Period. A Lockout Period is a 12-month period of time during which you may not make any transfers into the Indexed Fixed Options. A Lockout Period begins any time a deduction is taken from the Indexed Fixed Options as a result of a Standard Loan or withdrawal that is not part of a Systematic Distribution Program.

This type of reclassification will reduce the amount of Standard Policy Debt and will increase the amount of Alternate Policy Debt. Upon reclassification, the Standard Loan Account Value is decreased by the amount reclassified, and that amount is used to create a new Segment in the Designated Account(s) that you identify in your Written Request. The reclassification is effective on the Date of Reclassification, shown in the Policy Specifications.

Your Written Request for reclassification will be effective on the Segment Start Date After your Written Request is received, provided the Written Request is received by us before the Cut-Off Date, otherwise the reclassification is effective on the Segment Start Date next following your Written Request.

Reclassifying Alternate Policy Debt as Standard Policy Debt

All or a portion of Alternate Policy Debt may be reclassified as Standard Policy Debt, by Written Request, once in any twelve-month period provided the Alternate Policy Debt amount reclassified does not exceed the Policy’s maximum Standard Loan Amount available.

This type of reclassification will reduce the Alternate Policy Debt as an Account Deduction and will increase the amount of Standard Policy Debt. If this results in a decrease to the Indexed Account Value, then your Policy will enter a Lockout Period. A decrease in Indexed Account Value will not occur if there is enough Fixed Account Value and/or Variable Account Value to transfer to the Standard Loan Account and cover the reclassification amount. The reclassification is calculated and effective on the Reclassification Date. If we receive your Written Request before the end of a Business Day, the reclassification will be effective that Business Day. If your Written Request is received after the end of a Business Day, the reclassification will be effective as of the next Business Day.

Automatic Reclassification of Alternate Policy Debt as Standard Policy Debt

On each Monthly Payment Date, we will check the value of the Excess Alternate Loan Value, described below. If such amount is greater than zero, we will automatically reclassify that portion of the Alternate Policy Debt that is equal to the Excess Alternate Loan Value, as Standard Policy Debt. This may occur more than one time in any twelve-month period and will occur even if the amount being reclassified exceeds the Policy’s maximum Loan Amount Available. We will process the automatic loan reclassification on or immediately following the Monthly Payment Date on which there was Excess Alternate Loan Value.

When automatic reclassification occurs, Alternate Policy Debt is reduced as an Account Deduction, and Standard Policy Debt is increased by the Excess Alternate Loan Value. Automatic reclassification will not cause the Policy to enter a Lockout Period.

Excess Alternate Loan Value is equal to (the lesser of (f-g) and h) – i, where:

f = The Accumulated Value,

g = The Standard Loan Account Value, if any,

h = The Alternate Loan Value, and

i = The Designated Account Value.

Effect on the Policy and Other Riders

The Overloan Protection 3 Rider cannot be exercised while there is an Alternate Loan in effect. To exercise the Overloan Protection 3 Rider, the Policy Owner must request a reclassification from an Alternate Loan to a Standard Loan or pay off the Alternate Loan.

Segment Maturity Value Reallocation

When there is an Alternate Loan on your Policy, reallocation of Segment Maturity Value in the Designated Account(s) at Segment Maturity is affected. The Segment Maturity Value of the Designated Account(s) is reallocated to the same Designated Account(s) in which the Segment is allocated unless such Segment Maturity Value plus the value of other Segments in the Designated Account(s) exceeds (j + k + l), where:

j = The Alternate Policy Debt,

k = Loan interest calculated to the end of the current Policy Year, and

l = The most recent Monthly Deduction multiplied by the number of Monthly Payment Dates remaining in the current Policy Year.

Upon Segment Maturity, only the excess described immediately above is reallocated according to your Segment Maturity Value reallocation instruction on file with us.

If the same Designated Account in which the Segment is allocated is not available at Segment Maturity, the Segment Maturity Value of that Segment will be reallocated as described in Changes to Designated Accounts subsection above.

Termination

The rider will terminate on the date the Policy is no longer In Force. This Rider may not otherwise be terminated.

Reinstatement

If the Policy lapses and is later reinstated, then this rider will also be reinstated except that in addition to any amount that must be paid, you must also provide sufficient premium, after reduction to cover any Alternate Loan Interest Charged, that is due and unpaid during the Grace Period.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans (Standard Loan or an Alternate Loan). Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract. With this program, you may only elect a Standard loan or an Alternate Loan, not both. Only one loan type is available for this program. You may switch between loan types, as long as the new election is 100% to the new loan type (for example, switch from a Standard Loan to an Alternate Loan must be 100%).

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Withdrawals and loans under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection 3 Rider

Subject to availability in your state, your Policy will have an Overloan Protection 3 Rider if the Insured is Age 80 or younger and you elect the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Standard Policy Debt exceeds the Accumulated Value. For more information, please see the OPTIONAL RIDERS AND BENEFITS section in this prospectus. This rider cannot be exercised while an Alternate Loan is in place. If you want to exercise this rider, you would have to request a transfer of any Alternate Loan to a Standard Loan.

Surrendering Your Policy

You can surrender or cash in your Policy at any time it is In Force.

Here are some things you need to know about surrendering your Policy:

● You must send us your Policy and a Written Request.

● If a premium payment of over $1,000 was received within 10 business days of the surrender request, the premium amount received may be withheld from the surrender proceeds until we obtain verification the payment cleared the bank. The amount withheld will be noted on our surrender confirmation letter and a separate letter will be provided when the remainder of the proceeds are disbursed.

● We will send you the Policy’s Net Cash Surrender Value. Surrender proceeds will be paid in a single lump sum check. We may make other options available in addition to the single check option.

● Each Basic Coverage Layer has a 10-year surrender charge period.

● If you have a Basic Coverage layer on your Policy that’s been In Force for less than 10 years, a surrender charge will apply if you surrender your Policy.

● The Policy cannot be surrendered during the Grace Period.

● The surrender charge for each Basic Coverage layer is based on the Face Amount of that Coverage Layer and the Age and Risk Class of the Insured, and the Death Benefit Option, on the date the Coverage Layer is effective. The Maximum Surrender Charge is the sum of the surrender charge on each Coverage Layer that has an associated surrender charge. If you increase your Policy’s Face Amount, through a Basic Coverage increase, we will send you a Supplemental Schedule of Coverage that shows the surrender charge factors associated with the increase. There is no Surrender Charge on Annual Renewable Term Rider Coverage. However, your Initial Surrender Charge on your Basic Coverage Layer is based on the Face Amount for the Basic Coverage Layer and the Annual Renewable Term Rider Layer at Policy issue. Increasing the Annual Renewable Term Rider after issue has no impact on the Surrender Charge.

Your Policy has an Initial Surrender Charge. The surrender charge decreases on each Monthly Payment Date by 1/12 of the Reduction Factor until the charge becomes $0 after the End Year. The Initial Amount (the amount of the initial Surrender Charge), the Surrender Charge at the end of each Policy Year, the Reduction Factor (the amount by which the Surrender Charge is reduced) and the End Year (the last year in which a Surrender Charge is assessed) are shown in the Table of Surrender Charge Factors in your Policy Specifications.

Example

For a Policy that insures a male non-smoker, Age 45 at Policy issue, with a Policy Face Amount of $100,000

Initial Amount = $1,180.80
Reduction Factor = 0 (the surrender charge has a one-year level period)
End Year = 10

In Policy month 1, the Surrender Charge is: $1,180.80 ($1,180.80 – (0)

If there have been decreases in the Basic Coverage Layer Face Amount, including decreases due to withdrawals, the applicable Surrender Charge rate will not change for that Coverage Layer as a result of the decrease. The highest Surrender Charge rate described is the guaranteed maximum charge. We may charge less than such guaranteed maximum charge. Any lesser charge will apply uniformly to all members of the same Class.

In addition, any Coverage Layer representing an increase in Basic Life Coverage will have associated Surrender Charge rates and Reduction Factor which will be provided in a Supplemental Schedule of Coverage. The Surrender Charge rates for any such Coverage Layer will be effective as of the Coverage Layer Date and as of the beginning of each Coverage Year thereafter, and will decrease in the same manner as the initial Coverage Layer.

● There is no surrender charge on any Coverage Layer after 10 Policy years from the date the Coverage Layer is effective.

● We guarantee the Surrender Charge rates for any Coverage Layer will not increase.

● If you decrease the Face Amount, the decrease will not affect your Policy’s Maximum Surrender Charge.

Example:

A male non-smoker, Age 55 is issued a policy with an initial Policy Face Amount of $100,000. In month 70, there is an increase in basic life coverage of $250,000, for a total policy face amount of $350,000. The initial $100,000 is Coverage Layer 1, and the $250,000 is Coverage Layer 2.

In Policy month 1, the Surrender Charge is: $4,164 ($100,000 * 0.041640 – (0))

Coverage Layer 1 Reduction Factor = 0 (the surrender charge has a one-year level period)

In Policy month 12, the Surrender Charge is: $4,164 ($100,000 * 0.041640 – (0))

Coverage Layer 1 Reduction Factor = 0 (the surrender charge has a one-year level period)

In Policy month 70, the Surrender Charge is: $13,220.10 (($100,000 * 0.031224 – (9/12) * (416.4) + $250,000 * 0.041640 – (0))

Coverage Layer 1 Reduction Factor = 416.4 ($100,000 * 0.031224 - $100,000 * 0.027060)

Coverage Layer 2 Reduction Factor = 0 (the surrender charge has a one-year level period)

The maximum guaranteed coverage charge on this policy is in month 70 and is $13,220.10.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Paying the Death Benefit in the Case of Suicide

If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Total Policy Debt, withdrawals and LTC Benefit Amount processed and any withdrawals you have made. Also see the APPENDIX: STATE LAW VARIATIONS – PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE section in this prospectus.

If you reinstate your Policy and the Insured commits suicide, while sane or insane, within two years of the latest reinstatement date, the Death Benefit Proceeds will be the sum of the premiums paid, less any benefits paid under this Policy or Riders attached to this Policy, and less the sum of any Policy loans and withdrawals taken, since the latest reinstatement date.

If the Insured commits suicide, while sane or insane, after two years from the Policy Date but within two years of any increase in Total Face Amount or, if applicable, the latest reinstatement date after any such increase, the Death Benefit Proceeds will be limited by the following adjustments:

1) Any such increase in Total Face Amount will be excluded;

2) Refund of the portion of Monthly Deductions associated with any such increase will be included; and

3) Premium load associated with the portion of Monthly Deductions referred to in 2) above will be included.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

● Lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

● Converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

● Amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

● Reissued with any reduction in cash value, or

● Pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

● You will pay new acquisition costs;

● You may have to submit to new medical examinations;

● You may pay increased premiums because of the increased age or changed health of the Insured;

● Claims made in the early policy years may be contested;

● You may have to pay surrender charges and/or income taxes on your current policy or contract values;

● Your new policy or contract values may be subject to surrender charges; and

● If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

If your Policy is issued in Connecticut, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class is not available, the Policy will be issued with a comparable risk classification. Any Total Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the sex or birth date of the Insured is stated incorrectly on your application and it is discovered on or after the death of the Insured, the Death Benefit under your Policy will be the greater of the following:

● The Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insured’s sex and Age, or

● The Minimum Death Benefit for the correct sex and birth date.

If the Insured’s sex or birth date is misstated in the application and it is discovered before the death of the Insured, we will not recalculate the Accumulated Value, but we will use the correct sex and birth date of the Insured in calculating future Monthly Deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time or if the Policy was procured by fraud. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/Loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of up to $100 at the time you request us to change your Risk Class.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code unless an interest in the policy was transferred for valuable consideration, including in a reportable policy sale, as defined in Section 101(a)(3)(B).

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

● In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner, or if the Death Benefit Proceeds are received in a series of installments.

● You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy or collaterally assigning the Accumulated Value.

Effect of Consolidated Appropriations Act on Life Insurance Policies. On December 27th, 2020, changes were made to the U.S. tax code as part of the federal Consolidated Appropriations Act, 2021 (H.R. 133). For life insurance policies issued on or after January 1, 2021, these changes may impact the tax-related premium limits in your policy. In addition, these changes may also impact the Minimum Death Benefit.

In general, for those policies issued in 2021 life insurance policies that are affected by the Act are higher than those issued in 2020 as follows:

● If your policy is qualified under the Guideline Premium Test, your Guideline Premium Limits will generally be increased. This will allow more premiums to be paid into the policy.

● If your policy is qualified under the Cash Value Accumulation Test, Minimum Death Benefit for affected policies may be reduced.

● For determining the Modified Endowment Contract status, the 7-pay limit will be increased. This will allow more premiums to be paid into the policy without becoming classified as a MEC.

Not all policies will be affected by these provisions. Pacific Life Insurance Company is currently evaluating whether the Act impacts your life insurance policy. If we determine that your policy is impacted, we will provide you with additional information and options that may be available to you.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to fully address:

● Substandard risk policies

● Policies with term insurance on the Insured

● Life insurance policies that continue coverage beyond Age 100, or other advanced ages.

● Certain features available to you, either in the policy or in an attached rider.

We intend to follow the safe harbor guidance provided by the IRS in Revenue Procedure 2010-28, 2010-10 I.R.B. 270 on the statutory definition of life insurance contracts that continue beyond age 100, however, the guidance did not address all issues that may impact a contract at these later ages. You should consult your tax advisor, as there may be tax consequences.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange under Section 1035 of the Code and, if so, will not result in the recognition of gain or loss unless you no longer have a substantial family, business, or financial relationship with the insured. In that case, the exchange of the policy is considered a reportable policy sale that may result in current taxation of any gain in the policy at the time of the sale and also subject a portion of the death benefit to taxation. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way. This may include the transfer or sale of any entity or business that owns a Policy. The determination of taxation upon a change of Ownership cannot be determined by Pacific Life. Please consult your tax advisor for advice on your specific situation.

Corporate or Employer Owners

There are special tax issues for employer Owners:

● Section 101(j) of the Tax Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Section 101(j) are met.

● Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

● Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

● Where a business is the Owner of the Policy, Section 264(f) of the Tax Code may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax advisor for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under non-MEC life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

● $1,000 in the first year

● $2,000 through the first two years

● $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

LIFE INSURANCE POLICY (non-Modified Endowment Contract)	MODIFIED ENDOWMENT CONTRACT
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract. [3]
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income (i.e. gain)[2].

Special rules apply if you make a withdrawal within the first 15 Policy Years. If there is a reduction in benefits and an applicable distribution of policy value in the prior two years, a portion of the distribution may be taxable.

Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Total Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income (i.e. gain) is the difference between the Accumulated Value and the investment in the contract.

3 Distributions under Modified Endowment Contracts may be subject to an additional 10% penalty tax.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax. In addition, an assignment of policy cash value may be treated as a distribution under the contract.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

● You are at least 59½ years old

● You are receiving an amount because you have become disabled

● You are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the Tax Cuts and Jobs Act of 2017, the federal estate tax exemption amount has been temporarily increased to $10,000,000 per person (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2021, the indexed exemption amount is $11,700,000. In 2026, the federal estate tax exemption amount is scheduled to revert to $5,000,000 per person (indexed for inflation for years after 2011).

Optional Policy Benefits and Riders

Riders providing Accelerated Death Benefits

If you exercise a Rider that accelerates the Death Benefit under the Policy in connection with certain chronic or terminal illnesses, the amounts received under the Rider may qualify for favorable tax treatment under Section 101(g) of the Tax Code.

However, benefits under the Rider that are paid to someone other than a person insured by the Policy will be taxed if either Insured:

● Is a director, officer or employee of the person receiving the benefit, or

● Has a financial interest in a business of the person receiving the benefit.

Payment of an accelerated death benefit will reduce the death benefit, associated cost of insurance charges, and other values under the Policy. Further, the premium limitations and death benefits required for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Benefits paid by accelerating the policy’s death benefit may qualify for favorable tax treatment under Section 101(g) of the Tax Code. Tax treatment of an accelerated death benefit due to terminal illness depends on your life expectancy at the time benefits are accelerated.

Accelerated death benefit payments received due to a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations).

Under the Premier LTC Rider, the Pension Protection Act of 2006 provides that any LTC Rider charges under the Policy are treated as non-taxable distributions from your Policy. The LTC Rider charges will reduce your Policy’s cost basis, but not below zero. We will report these charges to you in the year in which the charge was assessed on IRS Form 1099-R.

Pacific Life cannot determine the taxability of benefit payments. Tax laws relating to accelerated death benefits are complex. Receipt of accelerated death benefits may affect eligibility for public assistance programs such as Medicaid. Clients are advised to consult with qualified and independent legal and tax advisors for more information prior to receiving benefits.

Income payments from Net Cash Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or Death Benefit to be paid in a series of installments. In addition, certain policies may have Optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Tax Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

● The portion of the Net Cash Surrender Value or Death Benefit Proceeds being applied to the installment benefit

● The investment in the contract

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the Payment Amount. For installments payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, institutional products, mutual funds, broker-dealer operations, and investment and advisory services.

Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options or the Indexed Fixed Options. The rate is reset annually. The Fixed Options and Indexed Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit at least the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our obligations under the Policy which include the death benefit and other benefits provided under any rider, are paid from the General Account. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options and Indexed Fixed Options are not securities, so they do not fall under any securities act. However, other federal securities laws will apply to the accuracy and completeness of the disclosure about the Fixed Options or the Indexed Fixed Options.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a corresponding Fund. Information regarding the Funds available through the Separate Account, including the Fund name, investment objective, the investment adviser and any sub-adviser, current expenses, and performance is available in an appendix to this Prospectus. See the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus. Each Fund has issued a prospectus that contains more detailed information about each Fund, and may be found at www.PacificLife.com. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep assets in the Separate Account equal to the reserves and policy liabilities (i.e. amounts at least equal to the aggregate variable account value) sufficient to pay obligations under the insurance policies funded by the Separate Account and may only transfer to the General Account assets of the Separate Account which exceed such reserves and Policy liabilities. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any Fund that the Separate Account or any Variable Account holds or buys.

We can substitute shares of one Fund with shares of another Fund if:

● Any Fund is no longer available for investment; or

● Our management believes that a Fund is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new Fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also cease offering any of our Variable Accounts if we believe marketing, tax, or investment conditions warrant it. If we cease offering any Variable Account, we will provide any required notice or receive any required approval from Policy Owners or the SEC, as applicable.

If we make any changes to Variable Accounts or substitution of Funds, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

● Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

● Register or deregister the Separate Account under securities law

● Combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

● Combine one or more Variable Accounts

● Create a committee, board or other group to manage the Separate Account

● Change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding Fund. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the Fund held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any Fund we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any Fund held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the Fund(s) held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

● Would change a Fund’s investment objective or subclassification

● Would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a Fund’s investment policy, investment adviser or Fund manager if:

● Our disapproval is reasonable

● We determine in good faith that the change would be against state law or otherwise be inappropriate, considering the Fund’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their life insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual life insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

● 100% of premiums paid up to the first target premium

● 2% of premiums paid thereafter

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the sex (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium is generally derived relative to the seven-pay premium at issue. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the seven-pay premium.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.10% of a Policy’s Accumulated Value less any Total Policy Debt, or starting on the 7th Policy Anniversary, an annual target premium renewal commission of up to 2%. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 45% of premiums paid up to the first target premium, but generally does not exceed 1.50% of commissions paid on premium thereafter. Such additional compensation may give Pacific Life greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, life insurance producers and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Policies owned by Eligible Persons. If such Policies are purchased directly through Pacific Select Distributors, LLC (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Policy through PSD, must contact us directly with servicing questions, Policy changes and other matters relating to their Policies.

The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible persons Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Fund managers of the underlying Funds available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the Funds and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We are subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

In the ordinary course of business, we, like other insurance companies, are subject to various legal proceedings (including class actions). It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding, however, at the present time, we believe that we, the Separate Account, and PSD are not involved in any legal proceeding that would have a material adverse effect on the Separate Account, the ability of PSD to perform its duties as distributor, or on our ability to meet our obligations under the Policy.

Financial Statements

Pacific Life’s financial statements and the financial statements of Pacific Select Exec Separate Account are contained in the Statement of Additional Information.

APPENDIX: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can also request this information at no cost by calling (800) 347-7787 or by sending an email request to PolicyService@PacificLife.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See the Allowable Investment Options section after the Fund table below.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
Seeks to achieve long-term capital appreciation.	DFA VA International Small Portfolio; Dimensional Fund Advisors LP	0.40%	-17.64%	0.52%	6.02%
Seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk.	DFA VA Short-Term Fixed Portfolio; Dimensional Fund Advisors LP	0.12%	-1.16%	0.70%	0.58%
Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.	Fidelity® VIP Bond Index Portfolio Initial Class; Fidelity Management & Research Company LLC	0.14%	-13.19%	N/A	N/A
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Service Class; Fidelity Management & Research Company LLC	0.34%	1.36%	1.02%	0.58%
Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.	Fidelity® VIP International Index Portfolio Initial Class; Fidelity Management & Research Company LLC	0.17%	-16.02%	N/A	N/A
Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks.	Fidelity® VIP Total Market Index Initial Class; Fidelity Management & Research Company LLC	0.12%	-19.22%	N/A%	N/A%
Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Pacific Select Fund Equity Index Portfolio Class P; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.08%	-18.15%	9.34%	12.46%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Sustainable Equity Portfolio Class I; Neuberger Berman Investment Advisers LLC	0.93%	-18.45%	7.40%	10.89%
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social, and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.60%[1]	-17.97	N/A	N/A
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social, and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Portfolio Class P; Pacific Life Fund Advisors LLC	0.63%[1]	-16.43%	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class P; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.72%	-1.35%	3.32%	3.42%
Seeks to provide capital appreciation.	Pacific Select Fund Hedged Equity Portfolio Class P; Pacific Life Fund Advisors LLC (J. P. Morgan Investment Management Inc.)	0.70%[1]	-7.76%	N/A	N/A
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class P; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.53%	-11.70%	2.19%	1.11%
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.39%[1]	-14.20%	N/A	N/A
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.39%[1]	-16.52%	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.39%[1]	-15.52%	N/A	N/A
Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Pacific Select Fund Small-Cap Index Portfolio Class P; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.37%	-20.70%	3.73%	8.64%
Seeks to track the performance of a benchmark index that measures the investment return of the global, investment grade, fixed income market.	Vanguard® VIF Global Bond Index Portfolio; The Vanguard Group, Inc.	0.13%	-13.13%	-0.12%	N/A
Seeks to provide a high level of current income.	Vanguard® VIF High Yield Bond Portfolio; Wellington Management Company, LLP	0.25%	-9.23%	2.27%	3.64%
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard® VIF Mid-Cap Index Portfolio; The Vanguard Group, Inc.	0.17%	-18.82%	7.18%	10.95%
Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.	Vanguard® VIF Real Estate Index Portfolio; The Vanguard Group, Inc.	0.26%	-26.30%	3.69%	6.36%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

ALLOWABLE INVESTMENT OPTIONS

At initial purchase and during the entire time that you own the Flexible Duration No-Lapse Guarantee Rider, you must allocate 100% of your Accumulated Value among the allowable Investment Options.

Allowable Investment Options
All available Investment Options are allowable Investment Options for rider purposes.

We may add or remove allowable Investment Options at any time. Following a change, your current allocation of Accumulated Value may not comply with our revised allocation requirements for the Rider. As a result, you will be required to reallocate your Policy Accumulated Value to the revised allowable Investment Options in order to maintain the Rider benefits. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Our right to add or remove allowable Investment Options may limit the number of Investment Options that are otherwise available to you under the Policy. Please discuss with your life insurance producer if this Policy and Rider are appropriate for you given our right to make changes to the allowable Investment Options.

We may make such a change due to a fund reorganization, fund substitution, fund liquidation, or to help protect our ability to provide the guarantees under the Rider (for example, changes in an underlying Fund’s investment objective and principal investment strategies, or changes in general market conditions). If such a change is required, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value to comply with the new Rider allocation requirements, your Rider will terminate.

We will send you written notice in the event any transaction made by you will cause the Rider to terminate for failure to invest according to the investment allocation requirements. However, you will have at least 20 calendar days starting from the date of our written notice, to instruct us to take appropriate corrective action to continue the Rider. If you take appropriate corrective action and continue the Rider, the Rider benefits and features available immediately before the terminating event will remain in effect.

The allowable Investment Options seek to minimize risk and may reduce overall volatility in investment performance, which may reduce investment returns, and may reduce the likelihood that we will be required to provide benefits under the optional benefit Rider. The reduction in volatility permits us to more effectively provide the guarantees under the Policy.

APPENDIX: STATE LAW VARIATIONS

Certain Policy features described in this Prospectus may vary or may not be available in your state. The state in which your Policy is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Policy. These variations are reflected in your Policy and in Riders or Endorsements to your Policy. See your life insurance producer or contact us for specific information that may be applicable to your state.

YOUR FREE LOOK RIGHT

Free Look Right

For policies issued in California, you may return this policy within 10 days of policy delivery. For Insureds age 60 or older, you may return this policy within 30 days of policy delivery.1

For policies issued as an internal replacement in Michigan or Pennsylvania, you may return this policy within 45 days of policy delivery.

For policies issued in Florida, you may return this policy within 14 days of policy delivery.

For policies issued in North Dakota, you may return this policy within 20 days of policy delivery.

The table below shows which states do or do not require refund of premiums paid.

Return of Premium	Return of Accumulated Value + Loads + Charges[1]
DE; FL; ND; SD	AK; AL; AR; AZ; CA; CO; CT; DC; GA; HI; IA; ID; IL; IN; KS; KY; LA; MA; MD; ME; MI; MN; MO; MS; MT; NC; NE; NH; NJ; NM; NV; OH; OK; OR; PA; RI; SC; TN; TX; UT; VA; VT; WA; WI; WV; WY

1 In California, for ages 60+ and if we've not received a written request for immediate investment in variable options, premium is returned for a free look surrender.

TIMING OF PAYMENTS, FORMS AND REQUESTS

For Policies issued in California, Delaware, Florida, North Dakota, and South Dakota, the additional annual interest rate for Death Benefit Proceeds delayed for more than 31 calendar days is the following:

California: 1%

Delaware: None

Florida: The Moody’s Corporate Bond Yield Average – Monthly Average Corporate rate which may vary.

North Dakota: 1%

South Dakota: 4%

OPTIONAL RIDERS AND BENEFITS

Premier Living Benefits Rider 2

Rider Terms

For policies issued in Florida, the following applies:

All references to the term “Chronically Ill Individual” are referred to as “an Individual with Chronic Illness”.

Premier LTC Rider

For policies issued in California, the following applies:

The legal name of this Rider is Accelerated Death Benefit Rider for Comprehensive Long-Term Care.

For policies issued in Florida, the following applies:

The legal name of this Rider is Long-Term Care Accelerated Death Benefit Rider.

Rider Terms

For policies issued in Connecticut, the following applies:

Assisted Living Facility – a facility that is licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing ongoing Assisted Living Care and related services as described in the Rider.

A managerial residential community that provides residents with services from assisted living service agencies will be considered an Assisted Living Facility.

For policies issued in Florida, the following applies:

Assisted Living Facility – a facility that is engaged primarily in providing ongoing Assisted Living Care and related services that has the appropriate state licensure or certification as an Assisted Living Facility where required.

For policies issued in Florida, the following applies:

Claim Forms –When we receive the notice of claim, we will send the claimant forms for filing proof of loss. If these forms are not given to the claimant within 15 days, the claimant may meet the proof of loss requirements by giving the insurer a written statement of the nature and the extent of the loss within the time limit stated in the Proof of Loss provision.

For policies issued in Arizona, Connecticut, Delaware, Florida, Indiana, New Jersey, North Dakota, South Dakota, and Washington D.C. the following applies:

Elimination Period –the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. However, in no case will the Elimination Period start date be more than:

90 days prior to the date the Owner or Insured contacts us for a loss related to the Insured’s inability to perform Activities of Daily Living; or

365 days prior to the date the Owner or Insured contacts us for a loss due to Severe Cognitive Impairment.

For policies issued in Montana, the following applies:

Elimination Period – the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. This period includes the time it takes to determine that the Insured is Chronically Ill. Each occurrence of days counted towards satisfying the Elimination Period begins on the first day that the Insured is a Chronically Ill Individual and incurs Covered Services. However, in no case will the Elimination Period start date be more than:

90 days prior to the date the Owner or Insured contacts us for a loss related to the Insured’s inability to perform Activities of Daily Living; or 365 days prior to the date the Owner or Insured contacts us for a loss due to severe Cognitive Impairment.

For policies issued in Montana, the following applies:

Home Health Care – medical and non-medical services, provided to ill, disabled or infirm persons by a Home Health Care Agency in their residences. Such services may include:

Nursing;

Home health aide services;

Physical therapy;

Occupational therapy;

Speech therapy;

Hospice service;

Medical supplies and equipment suitable for use in the home; and

Medically necessary personal hygiene, grooming and dietary assistance.

For policies issued in Florida, the following applies:

Hospital – means any establishment that:

Offers services more intensive than those required for room, board, personal services, and general nursing care, and offers facilities and beds for use beyond 24 hours by individuals requiring diagnosis, treatment, or care for illness, deformity, infirmity, abnormality, disease, or pregnancy; and

Regularly makes available at least clinical laboratory services, diagnostic X-ray services, and treatment facilities for surgery or obstetrical care, or other definitive medical treatment of similar extent.

For policies issued in Washington D.C., the following applies:

Immediate Family – the Insured’s Spouse or civil union partner and the parents, brothers, sisters and children of either the Insured, the Insured’s Spouse or civil union partner by blood, adoption or marriage.

For policies issued in Montana, the following applies:

Irreversible Dementia – means deterioration or loss of intellectual faculties, reasoning power, memory, and will due to organic brain disease characterized by confusion, disorientation, apathy and stupor of varying degrees which is not capable of being reversed and from which recovery is impossible.

For policies issued in Arizona, the following applies:

Licensed Health Care Practitioner – a physician licensed pursuant to Arizona title 32, chapter 13 or 17, any registered nurse or registered nurse practitioner licensed to Arizona title 32, chapter 15, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States. A Licensed Health Care Practitioner must reside in the United States and cannot be you or an Immediate Family Member.

For policies issued in Florida, the following applies:

Licensed Health Care Practitioner – a physician or nurse licensed pursuant to Part I of Chapter 464, Florida Statutes; a psychotherapist licensed under Chapter 490 or Chapter 491, Florida Statutes; any individual who meets any requirements as may be prescribed by rule adopted by the Florida Insurance regulatory authority.

For policies issued in South Dakota, the following applies:

A Licensed Health Care Practitioner may be an Immediate Family Member if that family member is the only doctor in the area, provided the doctor is acting within the scope of the practice.

For policies issued in Montana, the following applies:

Maintenance or Personal Care Services – any care the primary purpose of which is the provision of needed assistance with any of the disabilities as a result of which the Insured is a Chronically Ill Individual. This includes protection from threats to health and safety due to severe Cognitive Impairment and Irreversible Dementia.

For policies issued in Florida, the following applies:

Proof of Loss – Written proof must be available to us within 90 days after the loss for which benefits are claimed. If it was not reasonably possible to give written proof in the time required, we shall not reduce or deny the claim for this reason if the proof is filed as soon as reasonably possible. In any event, the proof required must be given no later than one year from the time specified unless the claimant was legally incapacitated.

For policies issued in Florida, the following applies:

Qualified Long-Term Care Services – necessary diagnostic, preventive, curing, treating, mitigating and rehabilitative services, and Maintenance or Personal Care Services which are required by a Chronically Ill Individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

For policies issued in Montana or Arizona, the following applies:

The term Severe Cognitive Impairment is referred to as Cognitive Impairment.

For policies issued in Washington D.C. the following applies:

Spouse – means the person of the same or opposite sex to whom the Insured is legally married under the laws of the state or jurisdiction in which the marriage took place.

For policies issued in Florida, the following applies:

Terminally Ill – the Insured has a medical prognosis that his or her life expectancy is one year or less if the illness runs its normal course.

Limitations, Exclusions and Eligibility Conditions for Benefits

For policies issued in New Jersey, the following applies:

Certain pre-existing condition limitations apply. A preexisting condition is any condition for which the Insured received medical advice or treatment in the six months preceding the LTC Rider Effective Date. We will not pay benefits for a Confinement due wholly or in part to a preexisting condition if the need for services begins during the first six months after the LTC Rider Effective Date.

For policies issued in Montana, the following applies:

The Rider will pay benefits for:

Confinements due to preexisting conditions that occur six months after the LTC Rider Effective Date.

For policies issued in South Dakota, the following applies:

The Rider will pay benefits for:

Care or services that result from an attempt at suicide (while sane or insane) or an intentionally self- inflicted injury;

Care or services that result from active duty in the armed forces of any nation or international government or units auxiliary thereto, or the National Guard;

The rider will pay for services available under governmental programs (except Medicaid), state or federal workers’ compensation, employer’s liability or occupational disease law, or any motor vehicle no fault law. It will not pay for work related injuries or illnesses if benefits are paid under workers’ compensation or other similar laws.

For policies issued in Florida, the following applies:

To receive the Rider Benefit, you must satisfy the following condition:

A Licensed Health Care Practitioner certifies the Insured as being a Chronically Ill Individual within the preceding twelve-month period;

Claims Provisions

For policies issued in Florida, the following applies:

At our expense, we have the right to have the Insured examined as often as reasonably necessary while a claim is pending except that when a Licensed Health Care Practitioner has certified that the Insured is a Chronically Ill Individual, additional certifications may not be performed until after the expiration of the 90-day period starting on the date of certification. We may also have an autopsy made unless prohibited by law.

For policies issued in Florida, the following applies:

Written notice of claim must be given within 20 days after a covered loss starts or as soon as reasonably possible. The notice may be given to us at our Administrative Office or to our agent.

For policies issued in Montana, the following applies:

We will pay benefits within 30 days of the date we receive the Insured’s claim, however if we need to collect information in order to verify eligibility, benefits will be paid within 60 days of our receipt of the original Proof of Loss unless we have notified you, your designee, your assignee or the claimant of the reasons we have not paid the claim in full or unless we have a reasonable belief that insurance fraud has been committed and we have reported the possible insurance fraud to the commissioner.

For policies issued in Florida, the following applies:

If a claim is not paid or denied within 120 days after receipt, we will add 10% simple interest to any overdue claim payments.

Other Effects on the Policy

For policies issues in California, the following applies:

You may request a loan or make withdrawals during the Claim Period.

Lapse and Reinstatement

For policies issued in Montana, the following applies:

We will provide such notice at least 30 days before the effective date of lapse or termination. Notice shall be given by first class United States mail, postage prepaid; and notice will not be given until 30 days after a premium is due and unpaid. Notice shall be deemed to have been given as of five days after the date of mailing.

Extension of Benefits

For policies issued in New Jersey, the following applies:

If this Rider terminates, we will recognize the basis for a claim under this Rider predicated upon the Insured’s continuous certification as a Chronically Ill Individual before the date of termination in the same manner as if the insurance was In Force. Extension of Benefits stops on the earliest of:

● The date when the Insured no longer meets the Eligibility for the Payment of Benefits requirements;

● The date the Insured is no longer incurring Covered Services; or

● The date when the LTC Coverage Amount remaining after monthly benefit payment is zero.

This Extension of Benefits is subject to all of the provisions of this rider, and all applicable coverage maximums.

If benefits are continued under this Extension of Benefits provision because the Policy has lapsed, no Death Benefit will be payable to the beneficiary under the Policy.

Non-Duplication with Other Plans

For policies issued in Florida, the following applies:

We will not pay benefits for any amount that would be reimbursable under Medicare or any other plan or program but for the application of a deductible or coinsurance amount. We will pay the difference between the actual expense and the benefits payable by Medicaid or private insurance, but our payment will not exceed the amount we would have paid in the absence of such other insurance. However, if the Insured’s Medicaid or private insurance denies payment for a service that we cover, we will pay the benefit as outlined in this Rider. The care coordinator can assist in identifying other insurance benefits to which the Insured is entitled that can be applied to meet actual expenses.

HOW MUCH YOU CAN BORROW

Standard Loan Amount Available

For policies issued in Arizona, your Standard Loan amount available equals the Net Cash Surrender Value.

PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE

Suicide Exclusion

For policies issued in Colorado, Missouri, and North Dakota, the suicide exclusion period is one year.

GENERAL INFORMATION ABOUT YOUR POLICY

Policy Exchange

If your Policy is issued in Connecticut, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

WHERE TO GO FOR MORE INFORMATION

You will find additional information about the Policy and Pacific Select Exec Separate Account in the Statement of Additional Information (“SAI”) dated May 1, 2023. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge, upon request, by calling (800)347-7787, or you can view it online at https://www.pacificlife.com/home/products/life-insurance/variable-universal-life-insurance/prospectuses-and-other-reports.html. Reports and other information about Pacific Select Exec Separate Account are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

You may contact us at the number below to request information or make inquiries about the Policy.

If you ask us, we will provide you with one or more Illustrations. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company P.O. Box 2030
Omaha, Nebraska 68103-2030

(800) 347-7787
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for both Variable and Indexed Fixed Option transaction requests (transfers, allocation changes, rebalancing) and also Policy loans at:

(866) 398-0467
Transactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via list bill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000221178

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2023

PACIFIC ADMIRAL VUL

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Admiral VUL is a flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2023, which is available without charge upon written or telephone request to Pacific Life or at www.PacificLife.com. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 2030

Omaha, NE 68103

(800) 800-7681

Financial Statements of Pacific Select Exec Separate Account SA-1

Financial Statements of Pacific Life Insurance Company PL-1

i

GENERAL INFORMATION AND HISTORY

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

● the guideline single premium or

● the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

1

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 30 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here is how the service works:

● You can set up this service at any time while your Policy is In Force.

● You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

● You must have at least $5,000 in a Variable Investment Option to start the service.

● We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

● We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.

● We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

● We have the right to discontinue, modify or suspend the service at any time.

● We will keep making transfers at the intervals you have chosen until one of the following happens:

● the total amount you have asked us to transfer has been transferred

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● there is no more Accumulated Value in the Investment Option you are transferring from

● your Policy enters the Grace Period and is in danger of lapsing

● we receive your Written Request to cancel the service

● we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here is how the service works:

● You can set up this service at any time while your Policy is In Force.

● You enroll in the service by completing a request form to enroll in the service.

● Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you chose.

● You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The available Fixed Options and Indexed Fixed Options are not included in portfolio rebalancing.

● We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.

● If you cancel this service, you must wait 30 days to begin it again.

● We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

● We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here is how the service works:

● You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

● You choose amounts to be transferred for 12 months from the payment date.

● Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

● If you sign up for this service, we will waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

● If program ends during the second Policy Year, we will not count it toward the usual one transfer per year for the Fixed Account.

● If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we will transfer the balance and then cancel the service.

● If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

● We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

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Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from any available Fixed Options to the Variable Investment Options. Here is how the service works:

● You can set up this service at any time while your Policy is In Force.

● You enroll in the service by sending us a Written Request.

● You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

● If you cancel this service, you must wait 30 days to begin it again.

● We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

● We can discontinue, suspend or change the service at any time.

● Interest earnings transferred from any available Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans (Standard Loan or an Alternate Loan). With this program, you may only elect a Standard loan or an Alternate Loan, not both. Only one loan type is available for this program. You may switch between loan types, as long as the new election is 100% to the new loan type (for example, switch from a Standard Loan to an Alternate Loan must be 100%).. Here is how the program works:

● You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

● You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

● You can choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

● If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

● The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 12%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

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Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

● If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

● If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 12%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. We will provide notice if the Policy’s Accumulated Value, plus any Indexed Termination Credit (see Indexed Fixed Options – Minimum Indexed Benefit Rider in the Prospectus) less Total Policy Debt is not enough to pay the total monthly charge and will provide a Grace Period. The Grace Period allows you to pay sufficient premium to keep your Policy In Force and prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE INFORMATION ON POLICY CHARGES

Underwriting Methods and Nonstandard Ratings

We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multilife guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 70. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as

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guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2017 Commissioners Standard Ordinary Mortality Tables (sex blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and sex of the Insured unless unisex rates are required.

If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Layer with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be increased by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Layer is issued. If we determine that a nonstandard rating applies to your Coverage Layer, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Layer is issued.

Changes in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value.

Instead, to determine the cost of insurance charge on each Coverage Layer, as described in the prospectus under YOUR POLICY’S ACCUMULATED VALUE, we discount the total Death Benefit for all Coverage Layers that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all Coverage Layers. We then prorate the Net Amount At Risk for each Coverage Layer in the same proportion that the Face Amount of each Coverage Layer bears to the Total Face Amount for all Coverage Layers. The Net Amount At Risk for each Coverage Layer is multiplied by the current cost of insurance rate for that Coverage Layer.

If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions, subject to a maximum Death Benefit disclosed in your Policy Specifications. If you elect Death Benefit Option C and your Policy’s Death Benefit equals the maximum Death Benefit as shown in your Policy Specifications, the Death Benefit provided by each Coverage Layer will be reduced proportionately for purposes of calculating the Net Amount At Risk. Unless you tell us which Coverage Layer(s) to reduce.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

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Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the Funds satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Fund. You may not select or direct the purchase or sale of a particular investment of a Fund. All investment decisions concerning the Fund(s) must be made by the portfolio manager for such Fund in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Fund.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Fund such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 20% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to

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any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON THE POLICIES

Distribution Arrangements

Pacific Select Distributors, LLC (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose life insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2022, 2021 and 2020 was $43,106,194.53, $34,292,793.08 and $121,475.30 respectively, of which $0 was retained.

We and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers.

As of December 31, 2022, the following firms have arrangements in effect with PSD pursuant to which the firms are entitled to receive a revenue sharing payment: AIG, Equitable Advisors LLC, Benefit Funding, CBIZ, Cadaret Grant & Co Inc, Cambridge Inv Research Inc, Capital Investment Group, Cetera Advisors LLC, Cetera Advisors Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Commonwealth Financial Network Equity, CPS Financial & Insurance Services Inc, CUSO Financial Services LP, FAS CORP, First Allied Sec Inc, FSC Securities Corp, First Heartland Capital Corporation, Futurity First Insurance, Independent Financial Group, Kestra Investment Services LLC, Linsco Private Ledger Corp, Lion Street Financial LLC, M Holdings Securities, Next Financial Group Inc, PensionMark Securities LLC, P J Robb Variable Corp, ProEquities, Prudential Annuities Distributor Inc, Royal Alliance, Sagepoint Financial Inc, Saybrus Equity Svcs Inc, Securian Financial Services, Securities America, Simplicity Financial Investment Services Inc, Sorrento Pacific Financial LLC, The Huntington Investment Company, The Leaders Group, Transamerica Financial, Triad Advisors Inc., United Planners, Western International Securities, Woodbury Financial Services, and World Equity Group.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other investment options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select

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Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a Fund or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a Fund has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the Fund from the day the Fund started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying Funds based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the Fund(s) will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

● other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

● the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration

● various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Financial Statements

The financial statements of Pacific Select Exec Separate Account of Pacific Life as of December 31, 2022 and for each of the periods presented are incorporated by reference to the Variable Account’s Form N-VPFS/A, File No.

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811-05563 filed with the SEC on April 12, 2023. Pacific Life’s statutory basis financial statements as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 are incorporated by reference to the Variable Account’s Form N-VPFS/A, File No. 811-05563 filed with the SEC on April 12, 2023. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Policies and not as a bearing on the investment performance of the assets held in the Separate Account.

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements of Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2022 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, incorporated into the Statement of Additional Information by reference to the Variable Account’s Form N-VPFS/A, File No. 811-05563 filed with the SEC on April 12, 2023, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of Pacific Life Insurance Company as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, incorporated into the Statement of Additional Information by reference to the Variable Account’s Form N-VPFS/A, File No. 811-05563 filed with the SEC on April 12, 2023, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

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Form No. 15-50619-03